Exhibit 10.14

LEASE AGREEMENT

BETWEEN

WE GEORGE STREET, L.L.C.

(“LANDLORD”)

AND

ACHILLION PHARMACEUTICALS, INC.

(“TENANT”)

(SUITE 202)

LEASE AGREEMENT

This Lease Agreement (the “Lease”) is made and entered into as of the 6th day of March, 2002, by and between WE GEORGE STREET, L.L.C., a Delaware limited liability company (“Landlord”) and ACHILLION PHARMACEUTICALS, INC., a Delaware corporation (“Tenant”).

1.	Basic Lease Information.

(a)	“Building” shall mean the building located at 300 George Street, New Haven, Connecticut.

(b)	“Rentable Square Footage of the Building” is deemed to be 518,940 square feet.

(c)	“Premises” shall mean the area shown on Exhibit A and consist of space known as Suite 202 located on the second floor of the Building. The “Rentable Square Footage of the Premises” is deemed to be 8,768 square feet on the second floor, subject to the right of remeasurement as set forth below.

(d)	“Base Rent”:

Period	Annual Rate Per Square Foot	Annual Base Rent	Monthly Base Rent
Lease Year(s) 1 through 3	$66.00	$578,688.00	$48,224.00
Lease Year(s) 4 through 6	$67.00	$587,456.00	$48,954.66
Lease Year(s) 7 through the scheduled Termination Date	$68.00	$596,224.00	$49,685.33

(e)	“Lease Year” shall mean the 12 month period commencing on the Rent Commencement Date (or the 1st day of the month thereafter if the Rent Commencement Date is other than the 1st day of a month) and each 12 month period thereafter, provided that the last Lease Year of the term may consist of a period of less than 12 months, terminating on the Termination Date.

(f)	“Tenant’s Pro Rata Share”: 1.69%

1

(g)	“Term”: The period from the Commencement Date until the Rent Commencement Date and a period of approximately eight (8) Lease Years thereafter.

(h)	“Commencement Date”: The date of this Lease.

(i)	“Rent Commencement Date”: The earlier to occur of (i) the date of Substantial Completion of the Initial Improvements (as defined on Exhibit C); or (ii) the date Tenant or anyone claiming by or under Tenant takes occupancy of all or any part of the Premises.

(j)	“Termination Date”: September 30, 2010.

(k)	Intentionally Omitted.

(l)	“Security Deposit”: $420,000.00

(m)	“Guarantor”: n/a

(n)	“Broker”: CB Richard Ellis

(o)	“Permitted Use”: general office use and operation of dry or wet bench laboratory research facilities limited to those meeting the National Institutes of Health and Centers for Disease Control and Prevention for bio-safety levels (“BSLs”) BSL-1 and BSL-2 and in no event for any use/research involving infectious diseases, other than as permitted in BSL-1 and/or BSL-2.

(p)	“Notice Addresses”:

Tenant:

Achillion Pharmaceuticals, Inc.

300 George Street

New Haven, CT 06510

Landlord:

WE George Street, L.L.C.

c/o Winstanley Enterprises LLC

150 Baker Ave. Ext., Suite 303

Concord, MA 01742

Rent (defined in Section 4(a) ) is payable to the order of WE George Street, L.L.C. at the following address: c/o Grubb & Ellis Management Services, 300 George Street, New Haven, Connecticut 06510.

2

(q)	“Business Day(s)” are Monday through Saturday of each week, exclusive of New Year’s Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (“Holidays”). Landlord may designate additional Holidays, provided that the additional Holidays are commonly recognized by other commercial office buildings in the area where the Building is located.

(r)	“Law(s)” means all applicable statutes, codes, ordinances, orders, rules and regulations of any municipal or governmental entity.

(s)	“Normal Business Hours” for the Building are 8:00 a.m. to 6:00 p.m. on weekday Business Days and 8:00 a.m. to 1:00 p.m. on Saturday Business Days.

(t)	“Property” means the Building and other related improvements together with the parcel(s) of land on which they are located.

(u)	“Laboratory Space” means any areas within the Premises having (i) 1 hour fire walls separating such Laboratory Space from non-Laboratory Space in the Premises and (ii) negative air pressure relative to the air pressure in other areas of the Premises.

(v)	“Landlord’s Base Building Work” means the Landlord’s Base Building Work as described in Section 31.

(w)	“BOMA” means a measurement of rentable or useable square footage of space using the Building Owners and Managers Association International ANSI Z65.1 (“BOMA”) method of measurement, Copyright 1996.

(x)	“Initial Alterations” shall have the meaning ascribed to it in Exhibit C.

(y)	“Substantial Completion” shall have the meaning ascribed to it in Exhibit C.

2.	Lease Grant and Construction of the Initial Alterations.

(a) From and after the Commencement Date, Landlord leases the Premises to Tenant and Tenant leases the Premises from Landlord, together with a non-exclusive right of passage through and across the common areas of the Property and the Building for access to the Premises and the right in common with others to use any portions of the Property that are designated by Landlord for the common use of tenants and others, such as sidewalks, common corridors, elevator foyers, restrooms, and lobby areas (the “Common Areas”).

(b) Tenant shall upon the Commencement Date, take the Premises “as is”, and the taking of possession by Tenant for operation of its business at the Premises upon the Rent

3

Commencement Date, subject to Tenant’s right to inspect the Premises and deliver a Punch List (as defined and set forth in Exhibit C) shall be conclusive evidence that the Premises was in good and satisfactory condition at the time possession was taken by Tenant, other than for the completion of the Initial Alterations. Except as may be expressly set forth in this Lease, neither Landlord nor Landlord’s agents have made any representations or promises with respect to the condition of the Building, the Premises, the Property or any other matter or thing relating to or affecting the Building or the Premises, and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in this Lease. Notwithstanding the foregoing, Landlord agrees to correct or remedy latent defects within the Premises discovered by Tenant within the first Lease Year, at no expense to Tenant, provided that Landlord’s Contractor is obligated under the GMP Contract (each as defined in Exhibit C) to correct or remedy the same.

(c) In the event the Rentable Square Footage of the Premises is adjusted due to Landlord’s measurement of the Premises or in the event of an alteration or adjustment of the Common Areas, Tenant’s Pro Rata Share and the amount of Base Rent payable by Tenant hereunder shall be appropriately adjusted.

(d) Landlord and Tenant agree that measurements of the rentable and usable square footage of the Building and the Premises shall be determined by using BOMA.

(e) (i) Landlord shall construct the Initial Alterations pursuant to the Tenant Improvement Plans, as defined in Exhibit C. Except as otherwise set forth herein, Landlord will perform the Initial Alterations pursuant to the provisions of the Work Letter attached hereto as Exhibit C. The cost of construction of the Initial Alterations shall be borne by Landlord and Tenant in accordance with the provisions of the Work Letter.

(ii) Tenant represents to Landlord that the unaudited balance sheet heretofore furnished to Landlord as of and for the fiscal year ended December 31, 2001 fairly presents the financial condition of Tenant on the dates thereof and were prepared in accordance with generally accepted accounting principles (except for the absence of footnotes).

3.	Adjustment of Commencement Date; Possession.

(a) If Landlord is delayed delivering possession of the Premises or any other space due to the holdover or unlawful possession of such space by any party, Landlord shall use reasonable efforts to obtain possession of the space. Landlord will use commercially reasonable efforts to Substantially Complete the Initial Alterations on or about July 19, 2002, as such date may be extended due to Tenant Delay (as defined on Exhibit C) or the occurrence of an Event of Force Majeure (as defined in Section 33(d)). If Landlord is unable to Substantially Complete the Initial Alterations on or before (i) September 2, 2002 for any reason other than Tenant Delay or the occurrence of an event of Force Majeure, the Tenant will be granted (as its sole relief) one-half day of abatement of Base Rent and Additional Rent for each day of such delay from and after September 2, 2002, such abatement to begin on the Rent Commencement Date; (ii) October 2, 2002 for any reason other than Tenant Delay or the occurrence of an event of Force Majeure,

4

then Tenant will be granted (as its sole relief) one day of abatement of Base Rent and Additional Rent for each day of such delay from and after October 2, 2000,12- 13310 such abatement to begin on the Rent Commencement Date; and (iii) May 1, 2003, for any reason other than Tenant Delay or the occurrence of an event of Force Majeure, then Tenant may, as its sole remedy, give notice to Landlord (provided that such notice is given prior to the date of Substantial Completion of the Initial Alterations) that it has elected to terminate this Lease.

(b) Promptly after the Rent Commencement Date, Landlord and Tenant shall execute a Certificate confirming the Commencement Date and the Rent Commencement Date, which Certificate shall be substantially in the form attached hereto as Exhibit G.

4.	Rent.

(a) Payments. As consideration for this Lease, Tenant shall pay Landlord, without any setoff or reduction except as set forth herein, the total amount of Base Rent and Additional Rent due for the Term. “Additional Rent” means all sums (exclusive of Base Rent) that Tenant is required to pay Landlord. Additional Rent and Base Rent are sometimes collectively referred to as “Rent”. Tenant shall pay and be liable for all rental, sales and use taxes (but excluding income taxes payable by Landlord), if any, imposed upon or measured by Rent under applicable Law. Base Rent and recurring monthly charges of Additional Rent shall be due and payable in advance on the first day of each calendar month without notice or demand, provided that (i) Tenant’s obligation to pay Base Rent shall commence on the Rent Commencement Date and (ii) the installment of Base Rent for the first full calendar month of the Term shall be payable upon the execution of this Lease by Tenant. Tenant’s obligation to pay all items of Rent other than Base Rent and Tenant’s Pro Rata Share of Expenses and Taxes shall, unless otherwise specifically set forth herein, commence on the Commencement Date. All other items of Rent shall be due and payable by Tenant on or before 30 days after issuance of a bill or invoice by Landlord. All payments of Rent shall be by good and sufficient check or by other means (such as automatic debit or electronic transfer) acceptable to Landlord. If Tenant fails to pay any item or installment of Rent when due, Tenant shall pay Landlord an administrative fee equal to 5% of the past due Rent, provided that Tenant shall not more than 2 times in any 12 consecutive month period be entitled to a grace period of 5 days. If the Commencement Date and/or the Rent Commencement Date occurs on a day other than the first day of a calendar month or if the Term terminates on a day other than the last day of a calendar month, the monthly Base Rent and Tenant’s Pro Rata Share of any Taxes (defined in Section 4(b)) or Expenses (defined in Section 4(b)) for the month shall be prorated based on the number of days in such calendar month. Landlord’s acceptance of less than the correct amount of Rent shall be considered a payment on account of the earliest Rent due during the term. No endorsement or statements on a check or letter accompanying a check or payment shall be considered an accord and satisfaction, and either party may accept the check or payment without prejudice to that party’s right to recover the balance or pursue other available remedies. Tenant’s covenant to pay Rent is independent of every other covenant in this Lease.

5

(b) Expenses and Taxes.

(i) Tenant shall pay to Landlord, in addition to Tenant’s obligation to pay its Pro Rata Share of Expenses (as defined below) and Taxes (as defined below), all other costs which are specifically set forth herein, to Landlord, as Additional Rent, and any and all charges, costs, expenses and obligations of every kind which the Landlord may, from time to time, actually incur in good faith as part of Expenses, without duplication, with regard solely to the Property, the Building, the Premises or the operation and maintenance thereof (except, as otherwise expressly set forth in the Lease) including, without limiting the generality of the foregoing, reasonable attorney’s fees incurred by the Landlord in connection with any amendments to, consents under and subleases and assignments of this Lease requested by Tenant and in connection with the enforcement of rights and pursuit of the remedies of the Landlord under this Lease (whether during or after the expiration or termination of the term of this Lease). Tenant’s payment of items of Additional Rent (other than recurring monthly payment of Tenant’s Pro Rata Share of Expenses and Taxes) shall be made within 30 days of receipt of a bill or invoice therefor from Landlord.

(ii) Commencing on the Rent Commencement Date, Tenant shall pay Tenant’s Pro Rata Share of Expenses and Taxes for each calendar year during the Term. Landlord shall provide Tenant with a good faith estimate of the Expenses and of the Taxes for each calendar year during the Term. On or before the first day of each month, Tenant shall pay to Landlord a monthly installment equal to one-twelfth of Tenant’s Pro Rata Share of Landlord’s estimate of the Expenses and Taxes. If Landlord determines that its good faith estimate of the Expenses or of the Taxes was incorrect by a material amount, Landlord may provide Tenant with a revised estimate. After its receipt of the revised estimate, Tenant’s monthly payments shall be based upon the revised estimate. If Landlord does not provide Tenant with an estimate of the Expenses or of the Taxes by January 1 of a calendar year, Tenant shall continue to pay monthly installments based on the previous year’s estimate(s) until Landlord provides Tenant with the new estimate. Upon delivery of the new estimate, an adjustment shall be made for any month for which Tenant paid monthly installments based on the previous year’s estimate(s). Tenant shall pay Landlord the amount of any underpayment within 30 days after receipt of the new estimate. Any overpayment shall be refunded by Landlord to Tenant within 30 days.

Landlord shall endeavor to furnish Tenant with a statement of the actual Expenses and Taxes for the prior calendar year within 120 days after the end of each calendar year. If the estimated Expenses and/or estimated Taxes for the prior calendar year is more than the actual Expenses and/or actual Taxes, as the case may be, for the prior calendar year, Landlord shall refund the overpayment within 30 days. If the estimated Expenses and/or estimated Taxes for the prior calendar year is less than the actual Expenses and/or actual Taxes, as the case may be, for such prior year, Tenant shall pay Landlord, within 30 days after its receipt of the statement of Expenses and/or Taxes, any underpayment for the prior calendar year.

(c) Expenses Defined. “Expenses” means all costs and expenses actually incurred in each calendar year in connection with operating, maintaining, repairing, and managing the Building and the Property including, but not limited to:

(i) Properly allocated labor costs, including wages, salaries, social security and employment taxes, medical and other types of insurance, uniforms, training, and retirement and pension plans.

6

(ii) Management fees, the cost of equipping and maintaining a management office, accounting and bookkeeping services, legal fees not attributable to leasing or collection activity, and other administrative costs. Landlord, by itself or through an affiliate, shall have the right to directly perform or provide any services under this Lease (including management services), provided that the cost of any such services shall not exceed the cost that would have been incurred had Landlord entered into an arms-length contract for such services with an unaffiliated entity of comparable skill and experience.

(iii) The cost of services, including amounts paid to service providers and independent contractors and the rental and purchase cost of parts, suppliers, tools and equipment.

(iv) Premiums and deductibles paid by Landlord for insurance, including workers compensation, fire and extended coverage, earthquake, general liability, rental loss, environmental, elevator, boiler and other insurance customarily carried from time to time by owners of comparable buildings.

(v) Electrical Costs (defined below) and charges for water, gas, steam and sewer, but excluding those charges which are reimbursable by tenants. “Electrical Costs” means: (a) charges paid by Landlord for electricity; (b) costs incurred in connection with an energy management program for the Property; and (c) if and to the extent permitted by Law, a fee for the services provided by Landlord in connection with the selection of utility companies and the negotiation and administration of contracts for electricity, provided that such fee shall not exceed 50% of any savings obtained by Landlord. Electrical Costs shall be adjusted as follows: (i) amounts received by Landlord as reimbursement for above standard electrical consumption shall be deducted from Electrical Costs; (ii) the cost of electricity incurred to provide overtime HVAC to specific tenants (as reasonably estimated by Landlord) shall be deducted from Electrical Costs; and (iii) if Tenant is billed directly for the cost of building standard electricity to the Premises as a separate charge in addition to Base Rent, the cost of electricity to individual tenant spaces in the Building shall be deducted from Electrical Costs.

(vi) The cost of all window and other cleaning and janitorial, snow and ice removal and security services.

(vii) The cost of exterior and interior plantings and landscapings.

(viii) The amortized cost of capital improvements (as distinguished from replacement parts or components installed in the ordinary course of business) and alterations and improvements made to the Property which are: (a) performed primarily to reduce operating expenses costs or otherwise improve the operating efficiency of the Property; or (b) required to comply with any Laws. The cost of capital improvements shall be amortized by Landlord over

7

the useful life as reasonably determined by Landlord. The amortized cost of capital improvements shall include actual or imputed interest at the rate that Landlord would reasonably be required to pay to finance the cost of the capital improvement.

If Landlord incurs Expenses for the Property together with one or more other buildings or properties, whether pursuant to a reciprocal easement agreement, common area agreement or otherwise, the shared costs and expenses shall be equitable prorated and apportioned between the Property and the other buildings or properties. Expenses shall not include: the cost of capital improvements (except as set forth above); depreciation; interest (except as provided above for the amortization of capital improvements); principal payments of mortgage and other non-operating debts of Landlord; the cost of repairs or other work to the extent Landlord is reimbursed by insurance or condemnation proceeds; costs in connection with leasing space in the Building, including brokerage commissions; lease concessions, including rental abatements and construction allowances granted to specific tenants; costs incurred in connection with the sale, financing or refinancing of the Building; fines, interest and penalties incurred due to the late payment of Taxes or Expenses; organizational expenses associated with the creation and operation of the entity which constitutes Landlord; or any penalties or damages that Landlord pays to Tenant under this Lease or to other tenants in the Building under their respective leases. If the Building is not at least 95% occupied during any calendar year or if Landlord is not supplying services to at least 95% of the total Rentable Square Footage of the Building at any time during a calendar year, Expenses shall be determined as if the Building has been 95% occupied and Landlord had been supplying service to 95% of the Rentable Square Footage of the Building during that calendar year.

(d) Taxes Defined. “Taxes” shall mean: (1) all real estate taxes and other assessments on the Building and/or Property, including, but not limited to, assessments for special improvement districts and building improvement districts, taxes and assessments levied in substitution or supplementation in whole or in part of any such taxes and assessments; (2) all personal property taxes for property that is owned by Landlord and used in connection with the operation, maintenance and repair of the Property; and (3) all reasonable costs and fees incurred in connection with seeking reductions in any tax liabilities described in (1) and (2), including, without limitation, any costs incurred by Landlord for compliance, review and appeal of tax liabilities. Without limitation, Taxes shall not include any (i) income, capital levy, franchise, capital stock, gift, estate or inheritance tax; or (ii) taxes arising solely from tenant improvement work which is other than Landlord’s Base Building Work, done on another tenant’s premises and which exceeds a building standard build-out provided such taxes are separately assessed by the applicable governmental authority. If an assessment is payable in installments, Taxes for the year shall include the amount of the installment and any interest due and payable during the year. For all other real estate taxes, Taxes for that year shall, at Landlord’s election, include either the amount accrued, assessed or otherwise improved for the year or the amount due and payable for that year, provided that Landlord’s election shall be applied consistently throughout the Term. If a change in Taxes is obtained for any year of the Term during which Tenant paid Tenant’s Pro Rata Share of any Taxes, then Taxes for that year will be retroactively adjusted and Landlord shall provide Tenant with a refund, if any, based on the adjustment. Tenant shall pay Landlord

8

the amount of Tenant’s Pro Rata Share of any such increase in the Taxes within 30 days after Tenant’s receipt of a statement from Landlord.

(e) Audit Rights. Tenant may, within 180 days after receiving Landlord’s statement of Expenses and/or Taxes, give Landlord written notice (“Review Notice”) that Tenant intends to review Landlord’s records of the Expenses for that calendar year. Within a reasonable time after receipt of the Review Notice, Landlord shall make all pertinent records available for inspection that are reasonably necessary for Tenant to conduct its review. Tenant may inspect the records at the office of Landlord or Landlord’s property manager in New Haven, Connecticut. If Tenant retains an agent to review Landlord’s records, the agent must be with a licensed CPA firm. Tenant shall be solely responsible for all costs, expenses and fees incurred for the audit. Within 60 days after the records are made available to Tenant, Tenant shall have the right to give Landlord written notice (as “Objection Notice”) stating in reasonable detail any objection to Landlord’s statement of Expenses and/or Taxes for that year. If Tenant fails to give Landlord an Objection Notice within the 60 day period or fails to provide Landlord with a Review Notice within the 90 day period described above, Tenant shall be deemed to have approved Landlord’s statement of Expenses and/or Taxes and shall be barred from raising any claims regarding the Expenses and/or Taxes for that year. If Tenant provides Landlord with a timely Objection Notice, Landlord and Tenant shall work together in good faith to resolve any issues raised in Tenant’s Objection Notice. If Landlord and Tenant determine that Expenses and/or Taxes for the calendar year are less than reported, Landlord shall provide Tenant at Landlord’s option either a refund of the amount of overpayment or with a credit against the next installment of Rent in the amount of any overpayment by Tenant. Likewise, if Landlord and Tenant determine that Expenses and/or Taxes for the calendar year are greater than reported, Tenant shall pay Landlord the amount of any underpayment within 30 days. The records obtained by Tenant shall be treated as confidential. In no event shall Tenant be permitted to examine Landlord’s records or to dispute any statement of Expenses and/or Taxes unless Tenant has paid and continues to pay all Rent when due.

(f) Personal Property Taxes. Tenant shall pay for all ad valorem taxes on its personal property, and on the value of all tenant improvements to the extent the improvements exceed a building standard build-out.

5.	Compliance with Laws; Use.

(a) The Premises shall be used only for the Permitted Use and for no other use whatsoever. Tenant shall not use or permit the use of the Premises for any purpose which is illegal, dangerous to persons or property or which, in Landlord’s reasonable opinion, unreasonably disturbs any other tenants of the Building or interferes with the operation of the Building. Tenant shall comply with all Laws, including, without limitation, the Americans with Disabilities Act Accessibility Guidelines for Buildings and Facilities (the “ADAAG”) and with all applicable Regulations of the National Board of Fire Underwriters, including Compliance and with the National Fire Code Bulletins, NFPA 30 (the Flammable and Combustible Liquids Code) and NFPA 45 (the standard for Fire Protection in Laboratories using Chemicals) regarding the

9

operation of Tenant’s business and the use, condition, configuration and occupancy of the Premises. Tenant, within 10 days after receipt, shall provide Landlord with copies of any notices it receives regarding a violation of any Laws. Tenant shall comply with the rules and regulations of the Building attached as Exhibit B and such other reasonable rules and regulations adopted by Landlord pertaining to health, safety or operational matters from time to time, provided the same do not materially increase Tenant’s obligations or diminish its rights under the Lease. Tenant shall also cause its agents, contractors, subcontractors, employees, customers, and subtenants to comply with all rules and regulations. Landlord shall not knowingly discriminate against Tenant in Landlord’s enforcement of the rules and regulations and shall endeavor to uniformly and consistently enforce such rules and regulations.

(b) Landlord shall comply in all material respects with all Laws applicable to the common areas of the Building, subject to Landlord’s right to contest the applicability or legality thereof. Landlord represents to Tenant, that upon completion of Landlord’s Base Building Work, the common areas shall be in compliance, in all material respects, with all Laws, including, without limitation, the ADAAG.

6.	Security Deposit.

(a) The Security Deposit required to be paid by Tenant shall be delivered to Landlord upon the execution of this Lease and shall be held by Landlord without liability for interest as security for the performance of Tenant’s obligations. The Security Deposit is not an advance payment of Rent or a measure of Tenant’s liability for damages. In lieu of all cash, Tenant may provide Landlord with an unconditional, irrevocable, assignable letter of credit, (the “Letter of Credit”) for all or a portion of the Security Deposit. In the event Tenant furnishes the Letter of Credit, the Letter of Credit shall be on the following terms and conditions: (i) issued by a commercial bank acceptable to Landlord, which bank must have a counter for presentment in New Haven or Hartford, Connecticut; (ii) having a term which shall have an expiration date not sooner than 60 days after the Termination Date, however, if the Letter of Credit has an earlier expiration date, it shall contain a so-called “evergreen clause” and be automatically renewed prior to the stated expiration date(s) until a date that is not sooner than 60 days after the Termination Date; (iii) available for negotiation by draft(s) at sight accompanied by a statement signed by Landlord stating that the amount of the draw represents funds due to Landlord (or its successors and assigns) due to the failure of Tenant to pay Base Rent and/or Additional Rent when due or otherwise perform its obligations under this Lease and (iv) be otherwise on terms and conditions satisfactory to Landlord. It is agreed that in the event Tenant defaults beyond any applicable notice and cure period in respect of any of the terms, provisions, covenants, and conditions of this Lease, including, but not limited to, the payment of Base Rent and Additional Rent, Landlord may draw upon the Letter of Credit or upon the funds held on account as the Security Deposit to the extent required for the payment of any Base Rent and Additional Rent or any other sum as to which Tenant is in default or for any sum which Landlord may expend or may be required to expend by reason of Tenant’s default (beyond applicable notice and cure periods) in respect of any of the terms, provisions, covenants, and conditions of this Lease, including, but not limited to, any damages or deficiency accrued before or after summary

10

proceedings or other re-entry by Landlord. In the event the bank issuing the Letter of Credit gives Landlord notice that the Letter of Credit will not be renewed (such notice being addressed and delivered to Landlord as required by this Lease) it shall, at Landlord’s election, be deemed to be an automatic default entitling Landlord to draw upon such bank at sight for the balance of the Letter of Credit and hold or apply the proceeds thereof in accordance with the terms of this Lease. Landlord shall return any unapplied portion of the Security Deposit to Tenant within 60 days after the later to occur of: (1) payment by Tenant in full of all Base Rent and Additional Rent due and completion of any restoration required under the Lease; (2) the date Tenant surrenders possession of the Premises to Landlord in accordance with this Lease; or (3) the Termination Date. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the Letter of Credit or any funds on deposit and that neither Landlord nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance. In the event Landlord draws upon the Letter of Credit or on funds on deposit as the Security Deposit, Tenant shall provide a new irrevocable letter of credit (on the terms set forth above) or with cash in the amount of the amount so drawn within seven (7) days after Landlord notifies Tenant of the draw or withdrawal so that at all times the total amount of Letters of Credit and/or funds in the account held by Landlord shall be equal to the aggregate Security Deposit. If Landlord transfers its interest in the Premises, Landlord may assign the Security Deposit to the transferee and, following the assignment, Landlord shall have no further liability for the return of the Security Deposit. Landlord shall not be required to keep the Security Deposit separate from its other accounts.

(b) Notwithstanding the foregoing, in the event Tenant shall have, at all times prior to the dates set forth below, fully and faithfully complied with all the terms, provisions, covenants and conditions of this Lease then the amount of the Security Deposit shall be reduced in accordance with the following schedule:

A.	As of the first day of second Lease Year, the amount of the Security Deposit shall be reduced to $367,500.00; and

B.	As of the first day of the third Lease Year, the amount of the Security Deposit shall be reduced to $315,000.00; and

C.	As of the first day of the fourth Lease Year, the amount of the Security Deposit shall be reduced to $262,500.00; and

D.	As of the first day of the fifth Lease Year, the amount of the Security Deposit shall be reduced to $210,000.00; and

E.	As of the first day of the sixth Lease Year, the amount of the Security Deposit shall be reduced to $157,500.00; and

F.	As of the first day of the seventh Lease Year, the amount of the Security Deposit shall be reduced to $105,000.00; and

11

G.	As of the first day of the eighth Lease Year, the amount of the Security Deposit shall be reduced to $52,500.00.

In the event Tenant shall have failed to comply with any term, provision, covenant or condition of the Lease (within any applicable notice and cure period) prior to the occurrence of any of the applicable benchmarks set forth above, the Security Deposit shall not be reduced and it shall remain at its then current level throughout the remainder of the term of the Lease.

7.	Services to Be Furnished by Landlord.

(a) Landlord agrees to furnish Tenant with the following Building systems and services: (1) water service for use in lavatories on each floor on which the Premises are located; (2) domestic cold water through the base Building system described in the Base Building MEP (as defined in Section 31 hereof); (3) condenser-water, pre-conditioned and delivered through the condenser loop as described in the Base Building MEP to supply the Tenant specific heating, ventilating and air-conditioning systems serving areas other than the Laboratory Space within the Premises and the refrigeration systems within the Laboratory Space. Tenant, upon such advance notice as is reasonably required by Landlord, shall have the right to receive such service in the areas other than Laboratory Space during hours other than Normal Business Hours. The condenser-water shall be provided to the Laboratory Space 24 hours a day, 7 days a week, without Tenant requesting the delivery of the same for after-hours. Tenant shall pay Landlord for all such services in accordance with the provisions of Section 10 of this Lease; (4) tempered fresh air delivered through the base Building system described in the Base Building MEP. Tenant upon such advance notice as is reasonably required by Landlord, shall have the right to receive tempered fresh air service in the areas other than Laboratory Space during hours other than Normal Business Hours. The tempered fresh air service shall be provided to the Laboratory Space 24 hours a day, 7 days a week, without Tenant requesting the delivery of the same for after-hours. Tenant shall pay Landlord for all such services in accordance with the provisions of Section 10 of this Lease; (5) drainage system for domestic water and sanitary waste at locations indicated in the Base Building MEP; (6) a back-up generator providing for emergency lighting of common areas of the Building (7) Maintenance and repair of the Premises and Property, to the extent and as described in Section 9(b); (8) Elevator service; (9) Electricity to the Premises, in accordance with and subject to the terms and conditions in Section 10 of this Lease; (10) access to the Premises 24 hours a day, 7 days a week; and (11) such other services as Landlord reasonably determines are necessary or appropriate for the Property. Landlord’s expenses incurred in maintaining, repairing and operating the Building systems and providing the foregoing services (other than those expenses incurred by Landlord in the initial construction of Landlord’s Base Building Work) shall be Expenses payable by Tenant in accordance with the provisions of this Lease. Notwithstanding the foregoing, if Tenant requests any additional or special services from Landlord after Normal Business Hours (such as a security guard for after-hours), then Tenant shall pay to Landlord the standard reasonable charge for such service(s) (which standard charge shall reflect Landlord’s costs incurred in providing such service(s)) with such after-hours charge being equitably pro-rated among all tenants (including Tenant) utilizing such services.

12

(b) Landlord’s failure to furnish, or any interruption or termination of, services or utilities due to the application of Laws, the failure of any equipment, the performance of repairs, improvements or alterations, or the occurrence of any event or cause beyond the reasonable control of Landlord (a “Service Failure”) shall not render Landlord liable to Tenant, constitute a constructive eviction of Tenant, give rise to an abatement of Rent, nor relieve Tenant from the obligation to fulfill any covenant or agreement. In no event shall Landlord be liable to Tenant for any loss or damage, including the theft of Tenant’s Property (defined in Article 15), arising out of or in connection with the failure of any security services, personnel or equipment. Notwithstanding anything to the contrary contained in this Section 7, in the event there is an interruption, curtailment or suspension of a Building System (“Service Interruption”) and (i) if such Service Interruption shall continue for more than five consecutive Business Days; (ii) such Service Interruption shall materially impair the operation of Tenant’s business in the Premises, rendering all or any material part of the Premises inaccessible or untenantable and Tenant’s back-up generator (if any), has not functioned in such a manner as to permit Tenant to conduct business within all or the affected material part of the Premises and; (iii) such Service Interruption has not been caused by the public utility company servicing or supplying the Building or by an act of Tenant or Tenant’s servants, employees or contractors, then, as Tenant’s sole remedy in connection with such Service Interruption, Tenant shall be entitled to an abatement of Base Rent and Additional Rent (based on the square footage of the Premises subject to the Service Interruption) beginning on the sixth consecutive Business Day of such Service Interruption and ending on the date such Service Interruption ceases. Similarly, if during the course of any particular Lease Year, there have occurred days of Service Interruptions which have been of a duration, in each instance, of less than five (5) consecutive Business Days (and, therefore, the provisions of the preceding sentence have been inapplicable), but which, in the aggregate, have totaled thirty (30) Business Days, then, as Tenant’s sole remedy in connection with such Service Interruption, Tenant shall, so long as the event giving rise to any such Service Interruption occurring after such thirty (30) Business Days of Service Interruptions, is determined by Landlord to be as a result of an insured casualty or event which gives Landlord the right to make a claim for coverage on its rental interruption policy, be entitled to an abatement of Basic Rent and Additional Rent (based on the square footage of the Premises subject to the Service Interruption) for each Business Day thereafter on which a Service Interruption occurs and ending upon the date each such Service Interruption ceases. Landlord shall promptly take all action necessary to remedy the same and agrees to perform the work and repairs required to do so in a manner which will minimize, to the extent reasonably possible, interference with the conduct by Tenant of its business in premises.

8.	Leasehold Improvements.

(a) All improvements to the Premises (collectively, “Leasehold Improvements”) shall be owned by Landlord and shall remain upon the Premises without compensation to Tenant. Tenant shall not remove unless Landlord, by written notice to Tenant within 30 days prior to the Termination Date, requires Tenant to remove, at Tenant’s expense the following; (1) Cable (defined in Section 9(a)) installed by or for the exclusive benefit of Tenant and located in the Premises or other portions of the Building; and (2) any or all Leasehold

13

Improvements or Alterations that are performed by or for the benefit of Tenant and, in Landlord’s reasonable judgment, are of a nature that would require removal and repair costs that are materially in excess of the removal and repair costs associated with standard laboratory or office improvements (collectively referred to as “Required Removables”). Without limitation, it is agreed that Required Removables may include internal stairways, raised floors, personal baths and showers, vaults, rolling file systems, building and roof penetrations equipment and property and equipment (including, without limitation, laboratory related equipment) permanently affixed to the Premises or to the Building systems, and structural alterations and modification of any type. The Required Removables designated by Landlord to be removed shall be removed by Tenant before the Termination Date. Landlord agrees that it shall on or about the Rent Commencement Date designate any portion or item of the Initial Alterations that constitutes a Required Removable. Tenant shall repair damage caused by the installation or removal of Required Removables. If Tenant fails to remove any Required Removables required by Landlord to be removed or perform related repairs in a timely manner, Landlord, at Tenant’s expense, may remove and dispose of such Required Removables and perform the required repairs. Tenant, within 30 days after receipt of an invoice, shall reimburse Landlord for the reasonable costs incurred by Landlord. If Landlord elects to retain any of the Required Removables, Tenant covenants that (i) such Required Removables will be surrendered in good condition, free and clear of all liens and encumbrances and (ii) if Cable is to be surrendered, it shall be left in safe condition, properly labeled at each end and in each telecommunications/electrical closet and junction box. Tenant may remove the equipment identified on Exhibit E attached hereto and the Tenant’s personal property, provided so long as such property and equipment are not permanently affixed to the Building or the Building systems and not contained in or located above the ceiling, outside the demising walls, beneath the floor of the Premises or in the interior walls of the Premises.

(b) Notwithstanding the foregoing, Tenant, at the time it requests approval for a proposed Alteration (defined in Section 9(c)) other than the Initial Improvements, may request in writing that Landlord advise Tenant whether the Alteration or any portion of the Alteration will be designated as a Required Removable. Within 10 Business Days after receipt of Tenant’s request, Landlord shall advise Tenant in writing as to which portions of the Alteration, if any, will be considered to be Required Removables. If Landlord fails to notify Tenant within such 10 Business Day period, then Tenant shall deliver to Landlord a second notice (which may be by facsimile transmission to 978-287-5050 or to such other facsimile as Landlord may provide to Tenant) advising Landlord of its failure to respond and providing Landlord with an additional period of three (3) Business Days within which to respond. In the event Landlord continues to fail to notify Tenant of its determination within such additional three (3) Business Day period, then such Alterations shall not be deemed to be Required Removables.

9.	Repairs and Alterations.

(a) Tenant’s Repair Obligations. (i) Tenant shall, at its sole cost and expense, promptly, considering the nature and urgency of the repair or maintenance involved, perform all maintenance and repairs to the Premises that are not Landlord’s express responsibility under this

14

Lease, and shall keep the Premises in good condition and repair, reasonable wear and tear excepted. Tenant’s repair obligations include, without limitation, repairs to: (1) floor coverings; (2) interior partitions; (3) interior doors (including door(s) from Common Areas into the Premises); (4) the interior side of demising walls; (5) electronic, phone and data cabling and related equipment (collectively, “Cable”) that is installed by or for the exclusive benefit of Tenant and located in the Premises or other portions of the Building; (6) air conditioning units, private showers and kitchens, including hot water heaters, plumbing, and similar facilities serving Tenant exclusively; (7) intentionally omitted; (8) Alterations performed by contractors retained by Tenant, including related HVAC balancing; (9) Tenant duct work or conduits located in chaseways and/or exhaust equipment and systems; and (10) all other repairs within the Premises, including the Laboratory Space, including, without limitation, with those required to plumbing, mechanical, electrical and HVAC systems located within the Premises or exclusively serving the Premises up to and including the tie-in or point of connection to the base Building systems. All work shall be performed in accordance with the rules and procedures described in Section 9(c) below. If Tenant fails to make any repairs to the Premises for more than 15 days after notice from Landlord (although notice shall not be required if there is an emergency), Landlord may make the repairs, and Tenant shall pay the reasonable cost of the repairs to Landlord within 30 days after receipt of an invoice, together with an administrative charge in an amount equal to 10% of the cost of the repairs.

(b) Landlord’s Repair Obligations. Landlord shall endeavor to cause the Building to be a Class A office building (with reference to other Class A office buildings in New Haven, Connecticut) and thereafter maintain the Building as such. The costs and expenses of doing so shall be deemed to be “Expenses”, subject to the provisions of Section 4 of this Lease. Landlord shall keep and maintain in good repair and working order and make repairs to and perform maintenance upon: (1) structural elements of the Building; (2) the base Building Systems including the mechanical (including HVAC), electrical, plumbing and fire/life safety systems serving the Building in general but excluding those for which the Tenant is responsible, such as the tie-ins or point of connection with those systems which are located within or exclusively serving the Premises; (3) Common Areas; (4) the roof of the Building, including the roof membrane; (5) exterior windows of the Building and common area doors; and (6) elevators serving the Building. Landlord shall promptly make repairs (considering the nature and urgency of the repair) for which Landlord is responsible.

(c) Alterations. Tenant shall not make alterations, additions or improvements to the Premises or install any Cable in the Premises or other portions of the Building (collectively referred to as “Alterations”) without first obtaining the written consent of Landlord in each instance, which consent shall not be unreasonably withheld or delayed. Plans and specifications for all Alterations shall be prepared in accordance with and not provide for any exceedence of the capacities set forth in the Base Building MEP, provided, however, that Landlord acknowledges that the Tenant Improvement Plans provide for an exceedence of the standard cubic feet per minute (“cfm”) delivery of outside air maximum for tenant ventilation for Laboratory Space set forth in the Base Building MEP (which is calculated on the basis of the usable square footage of the Laboratory Space) by providing for a cfm delivery for the

15

Laboratory Space and the Office Space within the Premises of a combined 2.28 cfm per usable square foot (such amount, the “Grandfathered cfm Level”) and for an exceedance of the watts per square (“wsf”) of demand power set forth in the Base Building MEP by providing for a wsf of demand power for the Laboratory Space and the Office Space within the Premises of a combined 13.98 wsf per usable square foot (the “Grandfathered wsf Level”). Landlord consents to the Grandfathered cfm Level and the Grandfathered wsf Level. However, Landlord’s consent shall not be required for any Alteration that satisfied all of the following criteria (a “Cosmetic Alteration”): (1) is of a cosmetic nature such as painting, wallpapering, hanging pictures and/or installing carpeting; (2) is not visible from the exterior of the Premises or Building; (3) will not affect the systems or structure of the Building; and (4) does not require work to be performed inside the walls or at, above or to the ceiling of the Premises. However, even though consent is not required, the performance of Cosmetic Alterations shall be subject to all the other provisions of this Section 9(c). Prior to starting work on any Alteration other than a Cosmetic Alteration, including, without limitation, the Initial Alterations, Tenant shall furnish Landlord with plans and specifications reasonably acceptable to Landlord; names of contractors reasonably acceptable to Landlord (provided that Landlord may designate specific contractors with respect to Building systems and to the roof and Tenant shall be required to utilize Landlord’s mechanical, electrical and roofing consultants and/or contractors, unless Tenant and its contractors first obtain, at Tenant’s expense, the approval of Landlord’s architect and engineers of the work to be performed); copies of contracts (from which Tenant may delete items that relate to the pricing or which involve confidential information concerning Tenant’s business practices); copies of necessary permits and approvals, including certificate of occupancy if applicable; evidence of contractor’s and subcontractor’s insurance in amounts reasonably required by Landlord; and any security for performance that is reasonably required by Landlord. Changes to the plans and specifications must also be submitted to Landlord for its approval. Alterations shall be constructed in a good and workmanlike manner using materials of a quality that is at least equal to the quality designated by Landlord as the minimum standard for the Building. Landlord may designate reasonable rules, regulations and procedures for the performance of work in the Building and, to the extent reasonably necessary to avoid disruption to the occupants of the Building, shall have the right to designate the time when Alterations may be performed. Tenant shall reimburse Landlord within 30 days after receipt of an invoice for sums paid by Landlord for third party examination of Tenant’s plans for non-Cosmetic Alterations. In addition, within 30 days after receipt of an invoice from Landlord, Tenant shall pay Landlord a fee for Landlord’s oversight and coordination of any non-Cosmetic Alterations equal to 10% of the cost of the non-Cosmetic Alterations. Upon completion, Tenant shall furnish “as-built” plans (except for Cosmetic Alterations), completion affidavits, full and final waivers of lien and receipted bills covering all labor and materials. Tenant shall assure that the Alterations comply with all insurance requirements and Laws. Landlord’s approval of an Alteration shall not be a representation by Landlord that the Alteration complies with applicable Laws or will be adequate for Tenant’s use.

(d) Significant Laboratory Expansion. In the event Tenant elects to perform any Alteration (including the Initial Alterations) which would cause any one or more of the following two elements to occur: (i) an exceedence of the cfm for delivery of outside air to

16

Laboratory Space in the Premises beyond the greater of (y) the cfm for delivery of outside air to Laboratory Space set forth in the Base Building MEP or (z) the Grandfathered cfm Level; or (ii) an exceedence of the watts per square foot (“wsf”) of demand power in the Premises beyond the greater of (i) wsf of demand power set forth in the Base Building MEP or (ii) the Grandfathered wsf Level (such occurrence, a “Significant Laboratory Expansion”), then there will be an increase in the amount of annual Base Rent per rentable square foot of $6.50 over the annual Base Rent per rentable square foot identified in Section 1(d) solely with respect to the “Deemed Excess Laboratory Space,” as defined below. (Calculations for the determination of any exceedence of cfm for delivery of outside air or wsf of demand power to Laboratory Space shall be made on the basis of the usable square footage of the Laboratory Space as the allowance for each as identified in the MEP is on the basis of usable square footage).

The Deemed Excess Laboratory Space shall be determined based upon the plans and specifications submitted by Tenant in connection with any proposed Alteration (including the Initial Alterations) of the Premises on the basis of the greater of the exceedences, if any, of the two elements used to determine the occurrence of a Significant Laboratory Expansion, as follows:

(i) As to an exceedence of cfm for delivery of outside air to Laboratory Space, the percentage that the cfm for all Laboratory Space exceeds the greater of (y) the cfm specified in the Base Building MEP for Laboratory Space or (z) the Grandfathered cfm Level shall be multiplied by the total rentable square footage of the total Laboratory Space. The product so obtained shall be the amount of the Deemed Excess Laboratory Space; and

(ii) As to an exceedence of the wsf of demand power, the percentage that the wsf for demand power for all Laboratory Space exceeds the wsf for demand power specified in the Base Building MEP shall be multiplied by the total rentable square footage of the total Laboratory Space. The product so obtained shall be the amount of the Deemed Excess Laboratory Space.

(iii) For example: Assume that the Premises initially consists of 20,000 rentable square feet, 12,000 of which is Laboratory Space, and the cfm for delivery of outside air and wsf of demand power for the Premises prior to any alteration are equal to the Grandfathered cfm Level for the delivery of outside air and capacity set forth in the Building MEP as to the delivery of demand power. Assume further that the Significant Laboratory Expansion occurs due to Tenant converting 4,000 rsf of office space in the Premises to Laboratory Space.

Assume further that the total Laboratory Space exceeds the Grandfathered cfm Level for delivery of outside air by sixty percent (60%) and it exceeds the wsf for demand power by fifty percent (50%). Applying the methodology set forth above to determine the Deemed Excess Laboratory Space: (i) the cfm exceedence is 60% x 16,000 (the original 12,000 rsf of Laboratory Space, plus the additional Laboratory Space of 4,000 rsf) or 9,600 rentable square feet; and (ii) the wsf exceedence is 50% x 16,000 or 8,000 rentable

17

square feet. Accordingly, the Deemed Excess Laboratory Space is 9,600 rentable square feet and the applicable Base Rent per rentable square feet for 9,600 rentable square feet of Deemed Excess Laboratory Space shall be increased by $6.50 per rentable square feet.

10.	Utility Charges.

(a) From and after the Commencement Date, Tenant shall pay for all electricity, gas, water and all other utilities used or consumed at the Premises as Additional Rent.

(b) Tenant shall pay to Landlord a Premises Electric Charge of, initially, $5.00 per rentable square foot per annum. The Premises Electric Charge shall be payable in equal monthly installments, in advance, together with Tenant’s monthly payment of Base Rent. Landlord shall install a check meter to measure the consumption of electricity at the Premises and to the chemical storage area. The cost of electricity shall be determined on the basis of the rate charged for such load and usage in the service classification in effect from time to time pursuant to which Landlord then purchased electric current for the entire Building. The Premises Electrical Charge shall be reconciled with the actual costs approximately every 6 months during the first 12 month period following the Commencement Date and not less than annually thereafter. The Premises Electrical Charge shall be adjusted, if necessary, from time to time, to appropriately reflect the cost of electricity delivered to and consumed at the Premises.

(c) The use of electrical service shall not exceed, either in voltage, rated capacity, or overall load, that which Landlord deems to be standard for the Building. If Tenant requests permission to consume excess electrical service, Landlord may refuse to consent or may condition consent upon conditions that Landlord reasonably elects (including, without limitation, the installation of utility service upgrades, meters, submeters, air handlers or cooling units), and the additional usage (to the extent permitted by Law), installation and maintenance costs shall be paid by Tenant.

(d) Electrical service to the Building may be furnished by one or more companies providing electrical generation, transmission and distribution services, and the cost of electricity may consist of several different components or separate charges for such services, such as generation, distribution and stranded cost charges. Landlord shall have the exclusive right to select any company providing electrical service to the Building, to aggregate the electrical service for the Building and Premises with other buildings, to purchase electricity through a broker and/or buyers group and to change the providers and manner of purchasing electricity. Landlord shall be entitled to receive a fee (if permitted by applicable Law) for the selection of utility companies and the negotiation and administration of contracts for electricity, provided that the amount of such fee shall not exceed 50% of any savings obtained by Landlord.

(e) If either the quantity or character of utility service is changed by the public utility corporation supplying such service to the Building or the Premises is no longer available or suitable for Tenant’s requirements, no such change, unavailability or unsuitability shall constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent, or relieve Tenant from any of its obligations under this Lease,

18

or impose any liability upon Landlord or Landlord’s agents. Notwithstanding the foregoing, Landlord covenants to use commercially reasonable efforts to obtain an alternate or substitute supplier of services.

(f) Commencing as of the Commencement Date, Tenant shall pay for water consumed or utilized at the Premises. Tenant shall pay to Landlord a water charge of, initially, $0.30 per rentable square foot per annum. The water charge shall be payable in equal monthly installments, in advance, together with Tenant’s monthly payment of Base Rent. Landlord shall, at Landlord’s cost, install a flow meter and thereby measure the consumption of water for all purposes at the Premises and to the chemical storage area. Tenant, at Tenant’s sole cost and expense, shall keep any such meter and any such installation equipment in good working order and repair. The cost for water shall be determined on the basis of the cost to Landlord for water in effect from time to time pursuant to which Landlord shall then have purchased water for the entire Building. The water charge shall be reconciled with the actual cost approximately every six months during the first twelve month period following the Commencement Date and not less than annually thereafter. The water charge shall be adjusted, if necessary, from time to time to appropriately reflect the cost of water delivered to and consumed at the Premises.

(g) The consumption and the delivery to the Premises of heating, ventilation and air-conditioning will be separately monitored and the actual out-of-pocket costs incurred by Landlord, net of all discounts and rebates received by Landlord, in connection therewith shall be billed to Tenant through the Building management system and payable by Tenant monthly, together with Tenant’s payment of Base Rent.

11.	Entry by Landlord.

(a) Landlord, it agents, contractors and representatives may enter the Premises to inspect or show the Premises, to clean and make repairs, alterations or additions to the Premises and to conduct or facilitate repairs, alterations or additions to any portion of the Building, including other tenants’ premises. Except in emergencies or to provide Building services after Normal Business Hours, Landlord shall provide Tenant with reasonable prior notice of entry into the Premises, which may be given orally. If reasonably necessary for the protection and safety of Tenant and its employees, Landlord shall have the right to temporarily close all or a portion of the Premises to perform repairs, alterations and additions. However, except in health or safety emergency situations, Landlord will not close the Premises without giving Tenant 30 days prior written notice (and Landlord will endeavor to give Tenant 60 days prior written notice). Landlord shall use commercially reasonable efforts to correct or remedy any situation causing such health or safety emergency as expeditiously as possible. Entry by Landlord shall not constitute constructive eviction or entitle Tenant to an abatement or reduction of Rent.

(b) Notwithstanding anything to the contrary contained in this Section 11, in the event there is a health or safety emergency situation which causes Landlord to close the Premises (such event a “Closure Event”) and (i) if such Closure Event shall continue for more than five (5) consecutive Business Days and (ii) such Closure Event has not been caused by an

19

act of Tenant or Tenant’s servants, employees or contractors, then Tenant shall be entitled to an abatement of Base Rent and Additional Rent beginning on the sixth consecutive Business Day of such Closure Event and ending on the date such Closure Event ceases. Similarly, if during the course of any particular Lease Year, there have occurred days of Closure Events which have been of a duration, in each instance, of less than five (5) consecutive Business Days (and, therefore, the provisions of the preceding sentence have been inapplicable), but which, in the aggregate, have totaled thirty (30) Business Days, then as Tenant’s sole remedy in connection with any such Closure Events thereafter occurring, Tenant shall, so long as the event giving rise to any such Closure Event occurring after such thirty (30) Business Days of Closure Events, is determined by Landlord to be as a result of an insured casualty or event which gives Landlord the right to make a claim for coverage on its rental interruption policy, be entitled to an abatement of Base Rent and Additional Rent for each Business Day thereafter on which a Closure Event occurs and ending upon the date each such Closure Event ceases.

12.	Assignment and Subletting.

(a) Except in connection with a Permitted Transfer (defined in Section 12(e) below), Tenant shall not assign, sublease, transfer or encumber any interest in this Lease or allow any third party to use any portion of the Premises (collectively or individually, a “Transfer”) without the prior written consent of Landlord, which consent shall not be unreasonably withheld if Landlord does not elect to exercise its termination rights under Section 12(b) below. Without limitation, it is agreed that Landlord’s consent shall not be considered unreasonably withheld if: (1) the proposed transferee’s financial condition does not meet the criteria Landlord uses to select Building tenants having similar leasehold obligations; (2) the proposed transferee’s business is not suitable for the Building considering the zoning regulations applicable to the Building, the business of the other tenants and the Building’s prestige, or would result in a violation of another tenant’s rights; (3) the proposed transferee is a governmental agency or other occupant of the Building; (4) Tenant is in default after the expiration of any applicable notice and cure periods in this Lease; or (5) any portion of the Building or Premises would likely become subject to additional or different Laws as a consequence of the proposed Transfer. Tenant shall not be entitled to receive monetary damages based upon a claim that Landlord unreasonably withheld its consent to a proposed Transfer and Tenant’s sole remedy shall be an action to enforce any such provision through specific performance or declaratory judgment. Any attempted Transfer in violation of this Article shall constitute a breach of this Lease and shall, at Landlord’s option, be void. Consent by Landlord to one or more Transfer(s) shall not operate as a waiver of Landlord’s rights to approve any subsequent Transfer. In no event shall any Transfer or Permitted Transfer release or relieve Tenant from any obligation under this Lease.

(b) As part of its request for Landlord’s consent to a Transfer, Tenant shall provide Landlord with financial statements for the proposed transferee, a complete copy of the proposed assignment, sublease and other contractual documents and such other information as Landlord may reasonably request. Landlord shall, by written notice to Tenant within 30 days of its receipt of the required information and documentation, either: (1) consent to the Transfer by the execution of a consent agreement in a form reasonably designated by Landlord or reasonably

20

refuse to consent to the Transfer in writing; or (2) exercise its right to terminate this Lease with respect to the portion of the Premises that Tenant is proposing to sublet or assign. If Landlord exercises its right to terminate this Lease, Landlord shall, in its notice of such exercise, give Tenant notice of the termination date and such termination shall be effective, without the necessity of any further notice to Tenant or amendment to this Lease, on the date set forth in Landlord’s notice. Tenant shall pay Landlord a review fee of $500.00 for Landlord’s review of any Permitted Transfer or requested Transfer, provided if Landlord’s actual reasonable costs and expenses (including reasonable attorney’s fees) exceed $500.00, Tenant shall reimburse Landlord for its actual reasonable costs and expenses in lieu of a fixed review fee.

(c) Tenant shall pay Landlord 50% of all rent and other consideration which Tenant receives as a result of a Transfer to a Tenant that is in excess of the Rent payable to Landlord for the portion of the Premises and Term covered by the Transfer. Tenant shall pay Landlord for Landlord’s share of any excess within 30 days after Tenant’s receipt of such excess consideration. Tenant may deduct from the excess all reasonable and customary third party expenses directly incurred by Tenant attributable to the Transfer (other than Landlord’s review fee), including brokerage fees, legal fees and construction costs. If Tenant is in Monetary Default (defined in Section 19(a) below), Landlord may require that all sublease payments be made directly to Landlord, in which case Tenant shall receive a credit against Rent in the amount of any payments received (less Landlord’s share of any excess).

(d) Except as provided below with respect to a Permitted Transfer, if Tenant is a corporation, limited liability company, partnership, or similar entity, and if the entity which owns or controls a majority of the voting shares/rights at any time changes for any reason (including but not limited to a merger, consolidation or reorganization), such change of ownership or control shall constitute a Transfer. The foregoing shall not apply so long as Tenant is an entity whose outstanding stock is listed on a recognized security exchange, or if at least 80% of its voting stock is owned by another entity, the voting stock of which is so listed.

(e) Tenant may assign its entire interest under this Lease to a successor to Tenant by purchase, merger, consolidation or reorganization without the consent of Landlord (a “Permitted Transfer”), provided that all of the following conditions are satisfied: (1) Tenant is not in default under this Lease; (2) Tenant’s successor shall own all or substantially all of the assets of Tenant; (3) except as permitted in Section 12(f) below, Tenant’s successor shall have a tangible net worth which is at least equal to the greater of Tenant’s tangible net worth at the date of this Lease or Tenant’s tangible net worth as of the day prior to the proposed purchase, merger, consolidation or reorganization; and (4) Tenant shall give Landlord written notice at least 30 days prior to the effective date of the proposed purchase, merger, consolidation or reorganization. Tenant’s notice to Landlord shall include information and documentation showing that each of the above conditions has been satisfied including, without limitation, audited financial statements of Tenant and the proposed successor. If requested by Landlord, Tenant’s successor shall sign a commercially reasonable form of assumption agreement.

21

13.	Liens.

Tenant shall not permit mechanic’s or other liens to be placed upon the Property, Premises or Tenant’s leasehold interest in connection with any work or service done or purportedly done by or for benefit of Tenant. If a lien is so placed, Tenant shall, within 10 days of notice from Landlord of the filing of the lien, fully discharge the lien by setting the claim which resulted in the lien or by bonding or insuring over the lien in the manner prescribed by the applicable Law. If Tenant fails to discharge the lien, then, in addition to any other right or remedy of Landlord, Landlord may bond or insure over the lien or otherwise discharge the lien. Tenant shall reimburse Landlord for any amount paid by Landlord to bond or insure over the lien or discharge the lien, including, without limitation, reasonable attorneys’ fees (if and to the extent permitted by Law) within 30 days after receipt of an invoice from Landlord.

14.	Indemnity and Waiver of Claims.

(a) Except to the extent caused by the gross negligence or willful misconduct of Landlord or any Landlord Related Parties (defined below), Tenant shall indemnify, defend and hold Landlord, its trustees, members, principals, beneficiaries, partners, officers, directors, employees, and agents (“Landlord Related Parties”) harmless against and from all liabilities, obligations, damages, penalties, claims, actions, costs, charges and expenses, including, without limitation, reasonable attorneys’ fees and other professional fees (if and to the extent permitted by Law), which may be imposed upon, incurred by or asserted against Landlord or any of the Landlord Related Parties and arising out of or in connection with any damage or injury occurring in the Premises or any acts or omissions (including violations of Law) of Tenant, the Tenant Related Parties (defined below) or any of Tenant’s transferees, contractors or licensees.

(b) Except to the extent caused by the gross negligence or willful misconduct of Tenant or any Tenant Related Parties (defined below), Landlord shall indemnify, defend and hold Tenant, its trustees, members, principals, beneficiaries, partners, officers, directors, employees and agents (“Tenant Related Parties”) harmless against and from all liabilities, obligations, damages, penalties, claims, actions, costs, charges and expenses, including, without limitation, reasonable attorneys’ fees and other professional fees (if and to the extent permitted by Law), which may be imposed upon, incurred by or asserted against Tenant or any of the Tenant Related Parties and arising out of or in connection with the acts or omissions (including violations of Law) of Landlord, the Landlord Related Parties or any of Landlord’s contractors.

(c) Landlord and the Landlord Related Parties shall not be liable for, and Tenant waives, all claims for loss or damage to Tenant’s business or loss, theft or damage to Tenant’s Property or the property of any person claiming by, through or under Tenant resulting from: (I) wind or weather; (2) the failure of any sprinkler, heating or air-conditioning equipment, any electric wiring or any gas, water or steam pipes; (3) the backing up of any sewer pipe or downspout; (4) the bursting, leaking or running of any tank, water closet, drain or other pipe; (5) water, snow or ice upon or coming through the roof, skylight, stairs, doorways, windows, walks or any other place upon or near the Building; (6) any act or omission of any party other than Landlord or Landlord Related Parties; and (7) any causes not reasonably within the control of Landlord. Tenant shall insure itself against such losses under Article 15 below.

22

15.	Insurance.

(a) Tenant shall carry and maintain the following insurance (“Tenant’s Insurance”), at its sole cost and expense: (1) Commercial General Liability Insurance applicable to the Premises and its appurtenances providing, on an occurrence basis, a minimum combined single limit of $3,000,000.00; (2) All Risk Property/Business Interruption Insurance, including flood and earthquake, written at replacement cost value and with a replacement cost endorsement covering all of Tenant’s trade fixtures, equipment, furniture and other personal property within the Premises (“Tenant’s Property”); (3) environmental impairment insurance (which must include an explicit clause or endorsement to cover Tenant’s covenant obligation of Section 32(d), have limits of not less than $3, 000,000.00 per occurrence and $5,000,000.00 annual aggregate for sudden and accidental occurrences or non-sudden and accidental occurrences arising from the Premises or activities of any and all users and occupiers thereof; insurance written on a claims-made basis shall include an extended discovery period of at lease 24 months after cancellation or expiration of the policy); and (4) Workers’ Compensation Insurance as required by the state in which the Premises is located and in amounts as may be required applicable statute; and (5) Employers Liability Coverage of at least $2,000,000.00 per occurrence. Any company writing any of Tenant’s Insurance shall be reasonably acceptable to Landlord and its Mortgagee (as defined below). All Commercial General Liability Insurance policies shall name Tenant as a named insured and Landlord (or any successor), its property manager(s), and its Mortgagee(s) (as defined in Section 26), and other designees of Landlord as their respective interests may appear, as additional insureds. All policies of Tenant’s insurance shall contain endorsements that the insurer(s) shall give Landlord, its Mortgagee(s) and its designees at least 30 days’ advance written notice of any change, cancellation, termination or lapse of insurance. Tenant shall provide Landlord with a certificate of insurance evidencing Tenant’s Insurance prior to the earlier to occur of the Commencement Date or the date Tenant is provided with possession of the Premises for any reason, and upon renewals at least 15 days prior to the expiration of the insurance coverage. Except as specifically provided to the contrary, the limits of Tenant’s insurance shall not limit its liability under this Lease.

(b) Landlord shall maintain (the costs of which shall be an Expense under Section 4 of this Lease), among other coverages, an all risk property insurance policy on the Building insuring the full replacement value thereof (but excluding the value of Tenant’s personal property and equipment) which policy shall include coverage for, but not be limited to, fire and extended perils including flood and earthquake, to the extent available and including rental loss coverage.

16.	Subrogation.

Notwithstanding anything in this Lease to the contrary, Landlord and Tenant shall cause their respective insurance carriers to waive any and all rights of recovery, claim, action or causes of action against the other and their respective trustees, principals, beneficiaries, partners, officers, directors, agents, and employees, for any loss or damage that may occur to Landlord or Tenant or any party claiming by, through or under Landlord or Tenant, as the case may be, with

23

respect to Tenant’s Property, the Building, the Premises, any additions or improvements to the Building or Premises, or any contents thereof, including all rights of recovery, claims, actions or causes of action arising out of the negligence of Landlord or any Landlord Related Parties or the negligence of Tenant or any Tenant Related Parties, which loss or damage is (or would have been, had the insurance required by this Lease been carried) covered by insurance.

17.	Casualty Damage.

(a) If all or any part of the Premises is damaged by fire or other casualty, Tenant shall immediately notify Landlord in writing. During any period of time that all or a material portion of the Premises is rendered untenantable as a result of a fire or other casualty, the Rent shall abate for the portion of the Premises that is untenantable and not used by Tenant. Landlord shall have the right to terminate this Lease if: (1) the Building shall be damaged so that, in Landlord’s reasonable judgment, substantial alteration or reconstruction of the Building shall be required (whether or not the Premises has been damaged) and provided Landlord is using reasonable efforts to terminate all other leases in effect at the Building; (2) Landlord is not permitted by Law to rebuild the Building in substantially the same form as existed before the fire or casualty; (3) the Premises have been materially damaged and there is less than 2 years of the Term remaining on the date of the casualty; (4) any Mortgagee (as defined in Article 26) requires that the insurance proceeds be applied to the payment of the mortgage debt; or (5) a material uninsured loss to the Building occurs. Landlord agrees it shall not discriminate against Tenant by electing to terminate this Lease alone, except in the event of a termination by Landlord under Subsection (3) above. Landlord may exercise its right to terminate this Lease by notifying Tenant in writing within 90 days after the date of the casualty. If Landlord does not terminate this Lease, Landlord shall endeavor to commence to repair and restore the damage on the earlier to occur of the date of receipt of insurance proceeds or the date which is 90 days after the date of the casualty. Landlord shall thereafter proceed with reasonable diligence to complete repair and restoration of the Building and the Leasehold Improvements (excluding any Alterations that were performed by Tenant in violation of this Lease).

However, in no event shall Landlord be required to spend more than the insurance proceeds received by Landlord. In the event Landlord fails to complete repair or restoration to such an extent as to permit Tenant to use and occupy the Premises within 270 days from the earlier to occur of the date (i) Landlord actually commences repair or restoration or (ii) which is 90 days from the date of the occurrence of the casualty, then Tenant may, by giving notice to Landlord prior to the date such repair or restoration is so completed, as its sole remedy, terminate this Lease. Landlord shall not be liable for any loss or damage to Tenant’s Property or to the business of Tenant resulting in any way from the fire or other casualty or from the repair and restoration of the damage. Landlord and Tenant hereby waive the provisions of any Law relating to the matters addressed in this Article, and agree that their respective rights for damage to or destruction of the Premises shall be those specifically provided in this Lease.

(b) If all or any portion of the Premises shall be made untenantable by fire or other casualty, Landlord shall, with reasonable promptness, cause an architect or general

24

contractor selected by Landlord to provide Landlord and Tenant with a written estimate of the amount of time required to substantially complete the repair and restoration of the Premises and make the Premises tenantable again, using standard working methods (“Completion Estimate”). If the Completion Estimate indicates that the Premises cannot be made tenantable within 270 days from the date the repair and restoration is started, then regardless of anything in Section 17(a) above to the contrary, either party shall have the right to terminate this Lease by giving written notice to the other of such election within 10 days after receipt of the Completion Estimate. Tenant, however, shall not have the right to terminate this Lease if the fire or casualty was caused by the negligence or intentional misconduct of Tenant, Tenant Related Parties or any of Tenant’s transferees, contractors or licensees.

18.	Condemnation.

Either party may terminate this Lease if the whole or any material part of the Premises shall be taken or condemned for any public or quasi-public use under Law, by eminent domain or private purchase in lieu thereof (a “Taking”). Landlord shall also have the right to terminate this Lease if there is a Taking of any portion of the Building or Property which would leave the remainder of the Building unsuitable for use as an office building in a manner comparable to the Building’s use prior to the Taking. In order to exercise its rights to terminate the Lease, Landlord or Tenant, as the case may be, must provide written notice of termination to the other within 45 days after the terminating party first receives notice of the Taking. Any such termination shall be effective as of the date the physical taking of the Premises or the portion of the Building or Property occurs. If this Lease is not terminated, the Rentable Square Footage of the Building, the Rentable Square Footage of the Premises and Tenant’s Pro Rata Share shall, if applicable, be appropriately adjusted. In addition, Rent for any portion of the Premises taken or condemned shall be abated during the unexpired Term of this Lease effective when the physical taking of the portion of the Premises occurs. All compensation awarded for a Taking, or sale proceeds, shall be the property of Landlord, any rights to receive compensation or proceeds being expressly waived by Tenant. However, Tenant may file a separate claim at its sole cost and expense for Tenant’s Property and Tenant’s reasonable relocation expenses, provided the filing of the claim does not diminish the award which would otherwise be receivable by Landlord.

19.	Events of Default.

Tenant shall be considered to be in default of this Lease upon the occurrence of any of the following events of default:

(a) Tenant’s failure to pay within 5 days of the date when due all or any portion of the Rent (a “Monetary Default”), provided Landlord shall not more than 2 times within any 12 consecutive month period give to Tenant notice of Tenant’s failure to pay rent when due and 5 days within which to cure such failure after any such written notice shall have been given. If Landlord has provided Tenant with such 2 notices within any 12 month period of Tenant’s Monetary Default, Tenant’s subsequent failure to pay Rent when due within such 12 consecutive month period shall, at Landlord’s option, be an incurable event of Monetary Default by Tenant.

25

(b) Tenant’s failure to comply with any other term, provision or covenant of this Lease (which is other than a Monetary Default), if the failure is not cured within 30 days after written notice to Tenant. However, if Tenant’s failure to comply cannot reasonably be cured within 10 days (as shall be determined by Landlord, in the exercise of its sole, but reasonable, judgment), Tenant shall be allowed additional time (not to exceed 60 days) as is reasonably necessary to cure the failure so long as: (1) Tenant commences to cure the failure within 30 days, and (2) Tenant diligently pursues a course of action that will cure the failure and bring Tenant back into compliance with the Lease. However, if Tenant’s failure to comply creates a hazardous condition, the failure must be cured immediately upon notice to Tenant. In addition, if Landlord provides Tenant with notice of Tenant’s failure to comply with any particular term, provision or covenant of the Lease on 2 occasions during any 12 consecutive month period, Tenant’s subsequent violation of such term, provision or covenant within such 12 consecutive month period shall, at Landlord’s option, be an incurable event of default by Tenant.

(c) Tenant or any Guarantor becomes insolvent, makes a transfer in fraud of creditors or makes and assignment for the benefit of creditors, or admit in writing its inability to pay its debts when due.

(d) The leasehold estate is taken by process or operation of Law.

(e) Tenant abandons or vacates all or any portion of the Premises.

(f) Tenant is in default beyond any applicable grace or notice and cure period under any other lease or agreement with Landlord.

20.	Remedies.

(a) Upon any default, Landlord shall have the right without notice or demand (except as provided in Article 19) to pursue any of its rights and remedies at Law or in equity, including any one or more of the following remedies:

(i) Terminate this Lease, in which case Tenant shall immediately surrender the Premises to Landlord. If Tenant fails to surrender the Premises, Landlord may, in compliance with applicable Law and without prejudice to any other right or remedy, enter upon and take possession of the Premises and expel and remove Tenant, Tenant’s Property and any party occupying all or any part of the Premises. Tenant shall pay Landlord or demand the amount of all past due Rent and other losses and damages which Landlord may suffer as a result of Tenant’s default, whether by Landlord’s inability to relet the Premises on satisfactory terms or otherwise, including, without limitation, all Costs of Reletting (defined below) and any deficiency that may arise from reletting or the failure to relet the Premises. “Cost of Reletting” shall include all costs and expenses incurred by Landlord in reletting or attempting to relet the Premises, including, without limitation, reasonable legal fees, brokerage commissions, the cost of alterations and the value of other concession or allowance granted to a new tenant.

26

(ii) Terminate Tenant’s right to possession of the Premises and, in compliance with applicable Law, expel and remove Tenant, Tenant’s Property and any parties occupying all or any part of the Premises. Landlord may (but shall not be obligated to) relet all or any part of the Premises, without notice to Tenant, for a term that may be greater or less than the balance of the Term and on such conditions (which may include concessions, free rent and alterations of the Premises) and for such uses as Landlord in its absolute discretion shall determine. Landlord may collect and receive all rents and other income from the reletting. Tenant shall pay Landlord on demand all past due Rent, all Costs of Reletting and any deficiency arising from the reletting or failure to relet the Premises. Landlord shall not be responsible or liable for the failure to relet all or any part of the Premises or for the failure to collect any Rent. The re-entry or taking of possession of the Premises shall not be construed as an election by Landlord to terminate this Lease unless a written notice of termination is given to Tenant.

(iii) In lieu of calculating damages under Sections 20(a)(i) or 20(a)(ii) above, Landlord may elect to receive as damages the sum of (a) all Rent accrued through the date of termination of this Lease or Tenant’s right to possession, and (b) an amount equal to the total Rent that Tenant would have been required to pay for the remainder of the Term discounted to present value at the Prime Rate (defined in Section 20(b) below) then in effect, minus the then present fair rental value of the Premises for the remainder of the Term, similarly discounted, after deducting all anticipated Costs of Reletting.

(b) Unless expressly provided in this Lease, the repossession or re-entering of all or any part of the Premises shall not relieve Tenant of its liabilities and obligations under the Lease. No right or remedy of Landlord shall be exclusive of any other right or remedy. Each right and remedy shall be cumulative and in addition to any other right and remedy now or subsequently available to Landlord at Law or in equity. If Landlord declares Tenant to be in default, Landlord shall be entitled to receive interest on any unpaid item of Rent at a rate equal to the Prime Rate plus 4%. For purposes hereof, the “Prime Rate” shall be the per annum interest rate published from time to time in the so-called Money Rates section of The Wall Street Journal or if The Wall Street Journal is no longer published or no longer publishes a “prime rate”, then the per annum interest rate publicly announced as its prime or base rate by a federally insured bank selected by Landlord in the state in which the Building is located. Forebearance by Landlord to enforce.

(c) In the event this Lease provides for any rent concession or abatement or for any period during which Tenant is not obligated to pay Base Rent and/or Additional Rent, then the entire amount of the concession or of the abated Base Rent and Additional Rent that would otherwise have been due and payable for any such period shall become immediately due and payable upon the occurrence of a default by Tenant under this Lease which continues beyond any applicable notice and cure periods.

21.	Limitation of Liability.

NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS LEASE, THE LIABILITY OF LANDLORD (AND OF ANY SUCCESSOR LANDLORD) TO

27

TENANT SHALL BE LIMITED TO THE INTEREST OF LANDLORD IN THE PROPERTY. TENANT SHALL LOOK SOLELY TO LANDLORD’S INTEREST IN THE PROPERTY AND PROCEEDS OF ANY SALE OF THE BUILDING, INSURANCE PROCEEDS, CONDEMNATION AWARDS, AND/OR FINANCING AND REFINANCING PROCEEDS FOR THE RECOVERY OF ANY JUDGMENT OR AWARD AGAINST LANDLORD FOR THE RECOVERY OF ANY JUDGMENT OR AWARD AGAINST LANDLORD. NEITHER LANDLORD NOR ANY LANDLORD RELATED PARTY SHALL BE PERSONALLY LIABLE FOR ANY JUDGMENT OR DEFICIENCY. BEFORE FILING SUIT FOR AN ALLEGED DEFAULT BY LANDLORD, TENANT SHALL GIVE LANDLORD AND THE MORTGAGEE(S) (DEFINED IN ARTICLE 26 BELOW) WHOM TENANT HAS BEEN NOTIFIED HOLD MORTGAGES (DEFINED IN ARTICLE 26 BELOW) ON THE PROPERTY, BUILDING OR PREMISES, NOTICE AND REASONABLE TIME TO CURE THE ALLEGED DEFAULT.

22.	No Waiver.

Either party’s failure to declare a default immediately upon its occurrence, or delay in taking action for a default shall not constitute a waiver of the default, nor shall it constitute an estoppel. Either party’s failure to enforce its rights for a default shall not constitute a waiver of its rights regarding any subsequent default. Receipt by Landlord of Tenant’s keys to the Premises shall not constitute an acceptance or surrender of the Premises.

23.	Quiet Enjoyment.

Tenant shall, and may peacefully have, hold and enjoy the Premises, subject to the terms of this Lease, provided Tenant pays the Rent and fully performs all of its covenants and agreements. This covenant and all other covenants of Landlord shall be binding upon Landlord and its successors only during its or their respective periods of ownership of the Building, and shall not be a personal covenant of Landlord or the Landlord Related Parties.

24.	Intentionally Omitted.

25.	Holding Over.

If Tenant fails to surrender the entirety of the Premises at the expiration or earlier termination of this Lease, occupancy of the Premises after the termination or expiration shall be that of a tenancy at sufferance. Tenant’s occupancy of the Premises during the holdover shall be subject to all the terms and provisions of this Lease and Tenant shall pay an amount (on a per month basis without reduction for partial months during the holdover) equal to 200% of the sum of the Base Rent and Additional Rent due for the period immediately preceding the holdover. No holdover by Tenant or payment by Tenant after the expiration or early termination of this Lease shall be construed to extend the Term or prevent Landlord from immediate recovery of possession of the Premises by summary proceedings or otherwise. In addition to the payment of the amounts provided above, if Landlord is unable to deliver possession of the Premises to a new tenant, or to perform improvements for a new tenant, as a result of Tenant’s holdover and Tenant

28

fails to vacate the Premises within 10 days after Landlord notifies Tenant of Landlord’s inability to deliver possession, or perform improvements, Tenant shall be liable to Landlord for all damages, including, without limitation, consequential damages, that Landlord suffers from the holdover.

26.	Subordination to Mortgages; Estoppel Certificate.

(a) This Lease, and all rights of Tenant hereunder, are and shall be subject and subordinate in all respect to any mortgage(s), deed(s), trust, ground lease(s) or other liens now or subsequently arising upon the Premises, the Building or the Property and to renewals, modifications, and extensions thereof (collectively, the “Mortgages”) whether or not the Mortgages shall also cover other lands and/or buildings and each and every advance made or hereafter to be made under the Mortgages. The provisions of this section shall be self-operative and no further instrument of subordination shall be required as to any Mortgage filed subsequent to the effective date hereof only if the holder of such Mortgage (a “Mortgagee”) agrees in writing or the terms of the Mortgage provide that for so long as Tenant is not in default of its obligations set forth in this Lease beyond any applicable notice and cure period, the Mortgagee will not, in foreclosing against, or taking possession of the Premises or otherwise exercising its right under the Mortgage, disturb the Tenant’s right of possession under this Lease. In confirmation of such subordination, Tenant shall within 10 days after receipt of a request for the same, execute and deliver at its own cost and expense any instrument, in recordable form if required, that Landlord or the Mortgagee may request to evidence such subordination, and Tenant hereby constitutes and appoints Landlord attorney-in-fact for Tenant to execute any such instrument for and on behalf of Tenant.

(b) If, at any time prior to the expiration of the Term, the Mortgagee shall become the owner of the Building as a result of foreclosure of its mortgage or conveyance of the Building, or become a mortgagee in possession of the Property or the Building, Tenant agrees, at the election and upon demand of any owner of the Property or the Building, or of the Mortgagee (including a leasehold mortgagee) in possession of the Property or the Building, to attorn from time to time to any such owner, holder or lessee upon the then executory terms and conditions of this Lease, provided that such owner, holder or lessee, as the case may be, shall then be entitled to possession of the Premises. Such successor in interest to Landlord shall not be bound by (i) any payment of rent or additional rent for more than one month in advance, except prepayments in the nature of security for the performance by Tenant of its obligations under the Lease, or (ii) any amendment, modification or termination of this Lease made without the consent of the Mortgagee or (iii) any offsets which may be asserted by the Tenant against payments of Rent as a result of any default by or claims against Landlord hereunder arising prior to the date such successor takes possession of the Premises or (iv) any obligation by Landlord as lessor hereunder to perform any work or grant any concession without the Mortgagee’s express assumption of such obligation to perform work or grant such concession. The foregoing provisions of this Section shall inure to the benefit of any such owner, holder or lessee, shall be self-operative upon any such demand, and no further instrument shall be required to give effect to said provisions, although Tenant shall execute such an instrument upon the request of a Mortgagee.

29

(c) Landlord and Tenant shall each, within 10 days after receipt of a written request from the other, execute and deliver an estoppel certificate to those parties as are reasonably requested by the other (including a Mortgagee or prospective purchaser). The estoppel certificate shall include a statement certifying that this Lease is unmodified (except as identified in the estoppel certificate) and in full force and effect, describing the dates to which Rent and other charges have been paid, representing that, to such party’s actual knowledge, there is no default (or stating the nature of the alleged default) and indicating other matters with respect to the Lease that may reasonably be requested.

(d) Landlord shall, on or before the Rent Commencement Date and as a condition precedent to the commencement of Tenant’s obligation to pay Rent, deliver to Tenant a non-disturbance agreement from the Mortgagee holding the Mortgage encumbering the Property as of that date, substantially in the form attached hereto as Exhibit I.

27.	Attorney’s Fees.

If either party institutes a suit against the other for violation of or to enforce any covenant or condition of this Lease, or if either party intervenes in any suit in which the other is a party to enforce or protect its interest or rights, the prevailing party shall be entitled to all of its costs and expenses, including, without limitation, reasonable attorney’s fees.

28.	Notice.

If a demand, request, approval, consent or notice (collectively referred to as a “notice”) shall or may be given to either party by the other, the notice shall be in writing and delivered by hand or sent by registered or certified mail with return receipt requested, or sent by overnight or same day courier service at the party’s respective Notice Address(es) set forth in Article 1, except that if Tenant has vacated the Premises (or if the Notice Address for Tenant is other than the Premises, and Tenant has vacated such address) without providing Landlord a new Notice Address, Landlord may serve notice in any manner described in this Article or in any other manner permitted by Law. Each notice shall be deemed to have been received or given on the earlier of actual delivery or the date on which delivery is refused, or, if Tenant has vacated the Premises or the other Notice Address of Tenant without providing a new Notice Address, three (3) days after notice is deposited in the U.S. mail or with a courier service in the manner described above. Either party may, at any time, change its Notice Address by giving the other party written notice of the new address in the manner described in this Article.

29.	Excepted Rights.

This Lease does not grant any rights to light or air over or about the Building. Landlord excepts and reserves exclusively to itself the use of: (1) roofs, (2) telephone, electrical and janitorial closets, (3) equipment rooms, Building risers or chaseways or similar areas that are used by Landlord for the provision of Building services, (4) rights to the land and improvements below the floor of the Premises, (5) the improvements and air rights about the Premises, (6) the improvements and air rights outside the demising walls of the Premises, and (7) the areas within

30

the Premises used for the installation of utility lines and other installations serving occupants of the Building. Landlord has the right to change the Building’s name or address. Landlord also has the right to make such other changes to the Property and Building as Landlord deems appropriate, provided the changes do not materially affect Tenant’s ability to use the Premises for the Permitted Use. Landlord shall also have the right (but not the obligation) to temporarily close the Building if Landlord reasonably determines that there is an imminent danger of significant damage to the Building or of personal injury to Landlord’s employees or the occupants of the Building. The circumstances under which Landlord may temporarily close the Building shall include, without limitation, electrical interruptions, hurricanes and civil disturbances. A closure of the Building under such circumstances shall not constitute a constructive eviction nor entitle Tenant to an abatement or reduction of Rent, provided Landlord promptly proceeds to rectify the same and as soon as practical thereafter reopens the Building and provided further, in the event, the closure shall continue for more than 5 consecutive business days and provided the closure has not been caused by Tenant or Tenant’s servants, employees or contractors, then, as Tenant’s sole remedy in connection with such closure, Tenant shall be entitled to an abatement of Base Rent and Additional Rent beginning on the sixth consecutive Business Day of such closure and ending on the date that the Building is reopened.

30.	Surrender of Premises.

At the expiration or earlier termination of this Lease or Tenant’s right of possession, Tenant shall remove Tenant’s Property (defined in Article 15) from the Premises, and quit and surrender the Premises to Landlord, broom clean, and in good order, condition and repair, ordinary wear and tear excepted. Tenant shall also be required to remove the Required Removables in accordance with Article 8. If Tenant fails to remove any of Tenant’s Property within 2 days after the termination of this Lease or of Tenant’s right to possession, Landlord, at Tenant’s sole cost and expense, shall be entitled (but not obligated) to remove and store Tenant’s Property. Landlord shall not be responsible for the value, preservation or safekeeping of Tenant’s Property. Tenant shall pay Landlord, upon demand, the expenses and storage charges incurred for Tenant’s Property. In addition, if Tenant fails to remove Tenant’s Property from the Premises or storage, as the case may be, within 30 days after written notice, Landlord may deem all or any part of Tenant’s Property to be abandoned, and title to Tenant’s Property shall be deemed to be immediately vested in Landlord.

31.	Landlord’s Base Building Work.

The Landlord shall complete, at the Landlord’s cost and expense as set forth herein, the work at the Building (the “Landlord’s Base Building Work”) set forth in the Base Building Tenant Services Specifications (the “Base Building MEP”) attached hereto as Exhibit F. Landlord has completed the items of Landlord’s Base Building Work required to be completed to permit Tenant, after the construction of the Initial Alterations, to use the Premises for the Permitted Use.

31

32.	Environmental Compliance.

(a) Tenant hereby covenants to Landlord that Tenant shall (a) (i) comply with all Environmental Laws (as defined below) and obtain all necessary permits and approvals applicable to the discharge, generation, manufacturing, removal, transportation, treatment, storage, disposal and handling of Hazardous Materials or Wastes (as defined below) as apply to the activities of the Tenant, its directors, officers, employees, agents, contractors, subcontractors, Iicensees, invitees, successors and assigns at the Property (the “Tenant Parties”) and, without limiting the generality of the foregoing, and prior to the expiration or termination of this Lease, the closure of any hazardous waste storage area and/or any Nuclear Regulatory Commission (“NRC”) regulated facilities in accordance with all applicable Environmental Laws and NRC requirements, as applicable; (ii) promptly remove any Hazardous Materials or Wastes from the Premises in accordance with all applicable Environmental Laws and orders of governmental authorities having jurisdiction; (iii) pay or cause to be paid all costs associated with such removal of such Hazardous Materials or Wastes generated by Tenant or the Tenant Parties including any remediation and restoration of the Premises; and (iv) indemnify Landlord from and against all losses, claims and costs arising out of the migration of Hazardous Materials or Wastes from or through the Premises into or onto or under other portions of the Building or the Property or other properties; (b) keep the Property free of any lien imposed pursuant to any applicable Environmental Law in connection with the existence of Hazardous Materials or Wastes in or on the Premises caused or generated by Tenant or the Tenant Parties; (c) not install or permit to be installed or to exist in the Premises any asbestos, asbestos-containing materials, urea formaldehyde insulation or any other chemical or substance which has been determined to be a hazard to health and environment; (d) not cause or permit to exist, as a result of an intentional or unintentional act or omission on the part of Tenant, any Tenant Parties or any occupant of the Premises, a releasing, spilling, leaking, pumping, emitting, pouring, discharging, emptying or dumping of any Hazardous Materials or Wastes onto the Premises, the Building or the Property; (e) identify on Exhibit D all Hazardous Materials or Wastes currently stored or used by Tenant, at the Premises, notify Landlord of any changes or additions to the Hazardous Materials or Wastes so used; (f) store and maintain within the Premises quantities of such Hazardous Materials or Wastes within or below Tenant’s pro rata share of the 100% limit of the “exempt amount” of “high hazard materials” (each as defined in the Boca National Building Code, the “NBC”) permitted for the control area in which the Premises are located to avoid classification of the Building in Use Group H, High Hazard occupancy, by the criteria of the NBC (the definition of the control area and method of determining Tenant’s pro-rata share is set forth below); (g) give all notifications and prepare all reports required by Laws with respect to Hazardous Materials or Wastes existing on, released from or emitted from the Premises (and shall give copies of all such notifications and reports to Landlord); (h) promptly notify Landlord in writing of any release, spill, leak, emittance, pouring, discharging, emptying or dumping of Hazardous Materials or Wastes in or on the Premises; (i) if Landlord has a reasonable basis of belief that Tenant, the Tenant Parties or any occupant of the Premises permitted a release or spill of Hazardous Materials or Wastes to occur, pay for periodic environmental monitoring by Landlord as well as subsurface testing paid as Additional Rent; and (j) promptly notify Landlord in writing of any summons, citation, directive, notice, letter or other communication, written or oral, from any local, state or federal governmental agency, or of any claim or threat of claim known to Tenant, made by any third party relating to the presence or releasing, spilling, leaking,

32

pumping, emitting, pouring, discharging, emptying or dumping of any Hazardous Materials or Wastes onto the Premises. Tenant further covenants and agrees that (i) all waste water discharged from the Premises, including from Laboratory Space, shall be suitable for discharge into the Building’s collection facility and into the sanitary sewer system; (ii) it shall collect all chemicals and biological waste into appropriate hazardous waste storage receptacles and discard the same in accordance with applicable Environmental Laws and shall not dispose of the same through the Building’s plumbing system; and (iii) comply with all Laws and with Tenant’s internal guidelines, protocols and procedures governing the operation of the microbiological and/or biomedical laboratories within the Premises. For purposes of subsection (f) above: The term “Control Area” means one of the three areas on the floor of the Building on which the Premises are located which are separated from each other by a one-hour fire wall; and Tenant’s pro-rata share of the Control Area shall be determined on the basis of a fraction, the numerator of which is the rentable square footage of the Premises and the denominator of which is the rentable square footage of the Control Area. Tenant’s obligations under this Article shall survive termination of the Lease.

(b) Tenant agrees that, at or prior to the termination of this Lease, it shall (i) remove and dispose of, in accordance with all applicable Environmental Laws, all Hazardous Materials or Wastes used, generated, manufactured, stored or otherwise associated with Tenant’s use and operations at the Premises; (ii) deliver to Landlord an environmental assessment or other document, from an environmental consultant reasonably satisfactory to Landlord, and in the form and substance reasonably satisfactory to Landlord, that will confirm the absence of contamination of the Premises, occurring or otherwise present, by virtue of the Hazardous Materials or Wastes used, generated, manufactured, stored or otherwise associated with Tenant’s use of and operations at the Premises; and (iii) if a closure is required under the provisions of the Resource Conservation and Recovery Act, 42 U.S.C. Subsection 6901, et seq. (“RCRA”) or other applicable Environmental Laws, evidence reasonably satisfactory to Landlord that such closure has been completed in accordance with all applicable RCRA and Environmental Law requirements.

Tenant agrees that, if Tenant is obligated to close any hazardous waste storage area, if such closure has not been fully completed as of the Termination Date, Tenant shall, in connection therewith, and as security for Tenant’s obligation, on Landlord’s request deposit with Landlord a reasonable sum, not to exceed $50,000.00, which Landlord shall be entitled to continue to hold as security for the proper and lawful closure of such hazardous waste storage area (the “Closure Obligation”). In lieu of cash, Tenant may provide Landlord with an unconditional, irrevocable, assignable letter of credit, (the “Letter of Credit”) for all or a portion of such amount. In the event Tenant furnishes the Letter of Credit, the Letter of Credit shall be on the following terms and conditions: (i) issued by a commercial bank acceptable to Landlord, which must have a counter for presentment in New Haven or Hartford, Connecticut; (ii) having a term which shall have an expiration date not sooner than the date which is five (5) years from the Termination Date or sooner termination date, however, if the Letter of Credit has an earlier expiration date, it shall contain a so-called “evergreen clause”; (iii) available for negotiation by draft(s) at sight accompanied by a statement signed by Landlord stating that the amount of the

33

draw represents funds due to Landlord (or its successors and assigns) due to the failure of Tenant to perform its Closure Obligation or (iv) be otherwise on terms and conditions reasonably satisfactory to Landlord. It is agreed that in the event Tenant fails to perform its Closure Obligation, Landlord may draw upon the Letter of Credit or upon the funds held on account as the Security Deposit to the extent required to perform the same. In the event that Tenant shall fully and faithfully perform its Closure Obligation (as shall be evidenced by a sign-off or other definitive communication from applicable governmental authorities) and all of its other obligations under this Lease, the Letter of Credit and/or funds on deposit with Landlord shall be returned to Tenant. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the Letter of Credit or any funds on deposit and that neither Landlord nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance. The foregoing right of Landlord to require that Tenant deposit such security is in addition to, and not in lieu of, the rights and remedies otherwise available to Landlord under this Lease.

(c) The term “Hazardous Materials or Wastes” shall mean any hazardous or toxic materials, pollutants, chemicals, or contaminants, including without limitation asbestos, asbestos-containing materials, urea formaldehyde foam insulation, polychlorinated biphenyls (PCBS) and petroleum products as defined, determined or identified as such in any Environmental Laws, as hereinafter defined. The term “Environmental Laws” means any federal, state, county, municipal or local laws, rules or regulations (whether now existing or hereinafter enacted or promulgated) relating to pollution, or to the protection of human health and/or the environment, including, without limitation, the Clean Water Act, 33 U.S.C. § 1251 et seq. (1972), the Clean Air Act, 42 U.S.C. § 7401 et seq. (1970), the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Subsection 1802, The Resource Conservation and Recovery Act, 42 U.S.C. Subsection 6901 et seq., the Occupational Safety and Health Act of 1970, 29 U.S.C. § 651 et seq., any similar state laws such as, without limitation, Connecticut General Statutes Title 22a (Protection of Environment) and the regulations promulgated thereunder, as well as any judicial or administrative interpretation thereof, including any judicial or administrative orders or judgments.

(d) Tenant hereby agrees to defend, indemnify and hold harmless Landlord, its employees, agents, contractors, subcontractors, licensees, invitees, successors and assigns from and against any and all claims, losses, damages, liabilities, judgements, costs and expenses (including, without limitation, attorneys’ fees and costs incurred in the investigation, defense and settlement of claims or remediation of contamination) incurred by such indemnified parties as a result of or in connection with the presence at or removal of Hazardous Materials or Wastes from the Premises or as a result of or in connection with activities prohibited under this Article 32. Tenant shall bear, pay and discharge, as and when the same become due and payable, any and all such judgments or claims for damages, penalties or otherwise against such indemnified parties, shall hold such indemnified parties harmless against all claims, losses, damages, liabilities, costs and expenses, and shall assume the burden and expense of defending all suits, administrative proceedings, and negotiations of any description with any and all persons, political subdivisions

34

or government agencies arising out of any of the occurrences set forth in this Paragraph 32. The provisions of this Article shall survive termination of this Lease.

(e) Landlord hereby covenants with Tenant that Landlord shall comply with all Environmental Laws applicable with respect to the common areas of the Building and obtain all necessary permits and approvals applicable to the discharge, generation, manufacturing, removal, transportation, treatment, storage, disposal and handling of Hazardous Materials or Wastes as apply to the activities of Landlord, its directors, officers, employees, agents, contractors, subcontractors, licensees, invitees, successors and assigns at the property.

(f) Landlord hereby agrees to defend, indemnify and hold harmless Tenant, its employees, agents, contractors, subcontractors, licensees, invitees, successors and assigns from and against any and all claims, losses, damages, liabilities, judgments, costs and expenses (including, without limitation, attorneys’ fees and costs incurred in the investigation, defense and settlement of claims or remediation of contamination) incurred by such indemnified parties as a result of or in connection with the presence at or removal of Hazardous Materials or Wastes from the Property (unless the Hazardous Materials or Waste were caused or generated by Tenant or the Tenant Parties). Landlord shall bear, pay and discharge, as and when the same become due and payable, any and all such judgments or claims for damages, penalties or otherwise against such indemnified parties, shall hold such indemnified parties harmless against all claims, losses, damages, liabilities, costs and expenses, and shall assume the burden and expense of defending all suits, administrative proceedings, and negotiations of any description with any and all persons, political subdivisions or government agencies arising out of any of the occurrences set forth in this Article 32. The provisions of this Section shall survive termination of this Lease.

33.	Miscellaneous.

(a) This Lease and the rights and obligations of the parties shall be interpreted, construed and enforced in accordance with the Laws of the state in which the Building is located and Landlord and Tenant hereby irrevocably consent to the jurisdiction and proper venue of such state. If any term or provision of this Lease shall to any extent be invalid or unenforceable, the remainder of this Lease shall not be affected, and each provision of this Lease shall be valid and enforced to the fullest extent permitted by Law. The headings and titles to the Articles and Sections of this Lease are for convenience only and shall have no effect on the interpretation of any part of the Lease.

(b) Tenant shall not record this Lease. Landlord and Tenant shall, upon Tenant’s request, execute a memorandum of Lease, in form and substance satisfactory to each, which Tenant may record, at Tenant’s expense.

(c) Landlord and Tenant hereby waive any right to trial by jury in any proceeding based upon a breach of this Lease.

(d) Whenever a period of time is prescribed for the taking of an action by Landlord or Tenant, the period of time for the performance of such action shall be extended by

35

the number of days that the performance is actually delayed due to strikes, labor disputes, acts of God, shortages of labor or materials, unusual delay in deliveries of materials, war, civil disturbances, fire, unavoidable casualties, and other causes beyond the reasonable control of the performing party (“Force Majeure”). However, events of Force Majeure shall not extend any period of time for the payment of Rent or other sums payable by either party or any period of time for the written exercise of an option or right by either party.

(e) Landlord shall have the right to transfer and assign, in whole or in part, all of its rights and obligations under this Lease and in the Building and/or Property referred to herein, and upon such transfer Landlord shall be released from any further obligations hereunder, and Tenant agrees to look solely to the successor in interest of Landlord for the performance of such obligations, provided such successor shall assume such obligations, otherwise Tenant may look only to the proceeds realized by Landlord on the transfer (as set forth in Section 21 hereof) and solely with respect to any default occurring prior to the date of the transfer.

(f) Tenant represents that it has dealt directly with and only with the Broker as a broker in connection with this Lease. Tenant shall indemnity and hold Landlord and the Landlord Related Parties harmless from all claims of any other brokers claiming to have represented Tenant in connection with this Lease. Landlord agrees to indemnify and hold Tenant and the Tenant Related Parties harmless from all claims of any brokers claiming to have represented Landlord in connection with this Lease.

(g) Landlord and Tenant covenant, warrant and represent to the other that: (1) each individual executing, attesting and/or delivering this Lease on behalf of such party is authorized to do so on its behalf; (2) this Lease is binding upon such party; and (3) such party is duly organized and legally existing in the state of its organization and is qualified to do business in the state in which the Premises are located. If there is more than one Tenant, or if Tenant is comprised of more than one party or entity, the obligations imposed upon Tenant shall be joint and several obligations of all the parties and entities. Notices, payments and agreements given or made by, with or to any one person or entity shall be deemed to have been given or made by, with and to all of them.

(h) Time is of the essence with respect to Tenant’s exercise of any expansion, renewal or extension rights granted to Tenant. This Lease shall create only the relationship of landlord and tenant between the parties, and not a partnership, joint venture or any other relationship. This Lease and the covenants and conditions in this Lease shall inure only to the benefit of and be binding only upon Landlord and Tenant and their permitted successors and assigns.

(i) The expiration of the Term, whether by lapse of time or otherwise, shall not relieve either party of any obligations which accrued prior to or which may continue to accrue after the expiration or early termination of this Lease. Without limiting the scope of the prior sentence, it is agreed that Tenant’s obligations under Articles 4, 8, 14, 20, 25, 30 and 32 shall survive the expiration or early termination of this Lease.

36

(j) Landlord has delivered a copy of this Lease to Tenant for Tenant’s review only, and the delivery of it does not constitute an offer to Tenant or an option. This Lease shall not be effective against any party hereto until an original copy of this Lease has been signed by such party.

(k) All understandings and agreements previously made between the parties are superseded by this Lease and by a side letter dated on even date herewith, and neither party is relying upon any warranty, statement or representation not contained in this Lease or in such side letter. This Lease may be modified only by a written agreement signed by Landlord and Tenant.

(l) Tenant shall, within 90 days after the end of each fiscal year of Tenant, deliver to Landlord of a copy of its audited financial statement and within 15 days after Landlord’s request, such other financial information as Landlord may reasonably request. Upon written request by Tenant, Landlord shall enter into a commercially reasonable confidentiality agreement covering any confidential information that is disclosed by Tenant.

(m) This Lease may be modified only by an amendment signed in writing by Landlord and Tenant and consented or agreed to by the then current Mortgagee.

(n) This lease may be executed in two or more counterparts and by each party on separate counterparts, each of which when so executed and delivered shall be deemed an original and all of which together shall constitute one and the same document.

34.	Landlord Default.

If Landlord shall violate, neglect or fail to perform or observe any of the covenants, provisions, or conditions contained in this Lease on its part to be performed or observed, which default continues for a period of more than thirty (30) days after receipt of written notice from Tenant specifying such default, or if such default is of a nature to require more than thirty (30) days for remedy and continues beyond the time reasonably necessary to cure (provided Landlord must have undertaken procedures to cure the default within such thirty (30) days period and thereafter diligently pursue such efforts to cure to completion), Tenant shall have available to it all rights and remedies available to Tenant at law, in equity or hereunder. Further, in the event such failure of Landlord is causing material interference with the Tenant’s conduct of business at the Premises and Landlord has failed within the foregoing notice and cure period to commence to cure the alleged default, then Tenant shall give to Landlord (by facsimile transmission to 978-287-5050, or to such other number as Landlord shall have given notice to Tenant) notice of Landlord’s failure and an additional 24 hours to commence to cure. If Landlord continues to fail to commence to cure, then, Tenant may elect to incur any reasonable expense necessary to perform the obligation of Landlord specified in such notice and bill Landlord for the costs thereof. Notwithstanding the foregoing, if in Tenant’s reasonable judgment, an emergency situation shall exist, Tenant may cure such default with only reasonable (under the circumstances) notice to Landlord being required. In no event shall Tenant have the right or ability to offset or deduct any expenses incurred by Tenant from any Base Rent or Additional Rent payable by Tenant under this Lease.

37

35.	Telecommunications Carrier Access.

(a) Tenant’s right to select and utilize a telecommunications and data carrier (the “Carrier”) shall be conditioned on the execution by such Carrier of:

(i) a license agreement, in form and substance reasonably satisfactory to Landlord, pursuant to which Landlord shall grant to the Carrier a license (which shall be coextensive with the rights and privileges granted to Tenant under this Lease) to install, operate, maintain, repair, replace, and remove cable and related equipment within the Premises and pathways within the Building that are necessary to provide telecommunications and data services to Tenant at the Premises.

(b) The license contemplated herein to be granted to the Carrier shall permit the Carrier to provide services only to Tenant and not to any other tenants or occupants of the Building and shall require all of the Carrier’s equipment (other than connecting wiring) to be located in the Tenant’s Premises. The License shall not grant an exclusive right to Tenant or to the Carrier. Landlord reserves the right, at its sole discretion, to grant, renew, or extend licenses to other telecommunications and data carriers for the purposes of locating telecommunications equipment in the Building which may serve Tenant or other tenants in the Building.

(c) Except to the extent expressly set forth herein, nothing herein shall grant to the Carrier any greater rights or privileges than Tenant is granted pursuant to the terms of this Lease or diminish Tenant’s obligations or Landlord’s rights hereunder.

(d) Tenant shall be responsible for ensuring that the Carrier complies with the terms and conditions of the License agreement relating to the use of the Premises or the making of any Leasehold Improvements or other alterations which are imposed upon Tenant under this Lease. Any failure by the Carrier, beyond applicable notice and cure periods, to observe and comply with such terms, conditions, agreement, and covenants imposed upon the Carrier under the License Agreement, shall, at Landlord’s option, constitute an Event of Default under this Lease.

36.	Entire Agreement.

This Lease and the following exhibits and attachments constitute the entire agreement between the parties and supersede all prior agreements and understandings related to the Premises, including all lease proposals, letters of intent and other documents: Exhibit A (Outline and Location of Premises), Exhibit B (Rules and Regulations), Exhibit C (Work Letter), Exhibit D (List of Hazardous Materials and Wastes), Exhibit E (List of Permitted Removables), Exhibit F (MEP), Exhibit G (Form of Commencement Date Agreement), Exhibit H (Intentionally Omitted), and Exhibit I (Form of Subordination, Non-Disturbance and Attornment Agreement).

(Remainder of page intentionally blank, signature page to follow).

38

Landlord and Tenant have executed this Lease as of the day and year first above written.

WITNESS/ATTEST:		LANDLORD:

WE GEORGE STREET, L.L.C., a Delaware limited liability company

		By:	Winstanley Enterprises LLC Its managing member

/s/		By	/s/

Name (print):	Deanna DeMello	Name:	Carter J. Winstanley

		Title:	Member

NAME (print):	Jacquelyn C. Phelps

WITNESS/ATTEST		TENANT:

ACHILLION PHARMACEUTICALS, INC.

/s/		By	/s/

Name (print):	Anne C. Congdon	Name:	Mary Kay Fenton

/s/		Title:	Senior Director, Finance

NAME (print):	Melissa Donnanimmo

39

EXHIBIT A

PREMISES

This Exhibit is attached to and made a part of the Lease dated as of February 28, 2002, by and between WE GEORGE STREET, L.L.C., a Delaware limited liability company (“Landlord”) and ACHILLION PHARMACEUTICALS, INC., a Delaware corporation (“Tenant”) for space in the Building located at 300 George Street, New Haven, Connecticut.

40

EXHIBIT B

BUILDING RULES AND REGULATIONS

The following rules and regulations shall apply, where applicable, to the Premises, the Building, the parking garage (if any), the Property and the appurtenances. Capitalized terms have the same meaning as defined in the Lease.

1.	Sidewalks, doorways, vestibules, halls, stairways and other similar areas shall not be obstructed by Tenant or used by Tenant for any purpose other than ingress and egress to and from the Premises. No rubbish, litter, trash, or material shall be placed, emptied, or thrown in those areas. At to time shall Tenant permit Tenant’s employees to loiter in Common Areas or elsewhere about the Building or Property.

2.	Plumbing fixtures and appliances shall be used only for the purpose for which designed, and no sweepings, rubbish, rags or other unsuitable material shall be thrown or placed in the fixtures or appliances. Damage resulting to fixtures or appliances by Tenant, its agents, employees or agents, shall be paid for by Tenant, and Landlord shall not be responsible for the damage.

3.	No signs, advertisements or notices shall be painted or affixed to windows, doors or other party of the Building, except those of such color, size, style and in such places as are first approved in writing by Landlord. All tenant identification and suite numbers at the entrance to the Premises shall be installed by Landlord, at Tenant’s cost and expense, using the standard graphics for the Building. Except in connection with the hanging of lightweight pictures and wall decorations, no nails, hooks or screws shall be inserted into any part of the Premises or Building except by the Building maintenance personnel.

4.	Landlord shall provide and maintain in the first floor (main lobby) of the Building an alphabetical directory board or other directory device listing tenants. No other directory shall be permitted unless previously consented to by Landlord in writing.

5.	Tenant shall not place any lock(s) on any door in the Premises or Building without Landlord’s prior written consent and Landlord shall have the right to retain at all times and to use keys to all locks within and into the Premises. A reasonable number of keys to the locks on the entry doors in the Premises shall be furnished by Landlord to Tenant at Tenant’s cost, and Tenant shall not make any duplicate keys. All keys shall be returned to Landlord at the expiration or early termination of this Lease.

6.	All contractors, contractor’s representatives and installation technicians performing Work in the Building which affects the building systems or the space

41

above the ceiling, beneath the finished floor of the Premises or within the walls shall be subject to Landlord’s prior approval and shall be required to comply with Landlord’s standard rules, regulations, policies and procedures, which may be revised from time to time.

7.	Movement in or out of the Building of furniture or office equipment, or dispatch or receipt by Tenant of merchandise or materials requiring the use of elevators, stairways, lobby areas or loading dock areas, shall be restricted to hours designated by Landlord. Tenant shall obtain Landlord’s prior approval by providing a detailed listing of the activity. If approved by Landlord, the activity shall be under the supervision of Landlord and performed in the manner required by Landlord. Tenant shall assume all risk for damage to articles moved and injury to any persons resulting activity. If equipment, property, or personnel of Landlord or of any other party is damaged or injured as a result of or in connection with the activity, Tenant shall be solely liable for any resulting damage or loss. If building personnel are on-site during the move. Tenant shall reimburse Landlord for 1.25 times the costs incurred.

8.	Landlord shall have the right to approve the weight, size, or location of heavy equipment or articles in and about the Premises. Damage to the Building by the installation, maintenance, operation, existence or removal of the property of Tenant shall be repaired at Tenant’s sole expense.

9.	Corridor doors, when not in use, shall be kept closed.

10.	Tenant shall not: (1) make or permit any improper, objectionable or unpleasant noises or odors in the Building, or otherwise interfere in any way with other tenants or persons having business with them; (2) solicit business or distribute, or cause to be distributed, in any portion of the Building, handbills, promotional materials or other advertising; or (3) conduct or permit other activities in the Building that might, in Landlord’s sole opinion, constitute a nuisance.

11.	No animals, except those assisting handicapped persons or those necessary for the conduct of Tenant’s business, shall be brought into the Building or kept in or about the Premises.

12.	Tenant shall not use or occupy the Premises in any manner or for any purpose which might injure the reputation or impair the present or future value of the Premises or the Building. Tenant shall not use, or permit any part of the Premises to be used, for lodging, sleeping or for any illegal purpose.

13.

Tenant shall not take any action which would violate Landlord’s labor contracts or which would cause a work stoppage, picketing, labor disruption or dispute, or interfere with Landlord’s or any other tenant’s or occupant’s business or with the right and privileges of any person lawfully in the Building (“Labor Disruption”).

42

Tenant shall take the actions necessary to resolve the Labor Disruption, and shall have pickets removed and, at the request of Landlord, immediately terminate any work in the Premises that have rise to the Labor Disruption, until Landlord gives its written consent for the work to resume. Tenant shall have no claim for damages against Landlord or any of the Landlord Related Parties, nor shall the date of the commencement of the Term be extended as a result of the above actions.

14.	Tenant shall not install, operate or maintain in the Premises or in any other area of the Building, electrical equipment that would overload the electrical system beyond its capacity for proper, efficient and safe operation as determined solely by Landlord. Tenant shall not furnish cooling or heating to the Premises, including, without limitation, the use of electronic or gas heating devices, without Landlord’s prior written consent. Tenant shall not use more than its proportionate share of telephone lines and other telecommunication facilities available to service the Building.

15.	Tenant shall not operate or permit to be operated a coin or token operated vending machine or similar device (including, without limitation, telephones, lockers, toilets, scales, amusement devices and machines for sale of beverages, foods, candy, cigarettes and other goods).

16.	Bicycles and other vehicles are not permitted inside the Building or on the walkways outside the Building, except in areas designated by Landlord.

17.	Landlord may from time to time adopt systems and procedures for the security and safety of the Building, its occupants, entry, use and contents. Tenant, its agents, employees, contractors, guests and invitees shall comply with Landlord’s systems and procedures.

18.	Landlord shall have the right to prohibit the use of the name of the Building or any other publicity by Tenant that in Landlord’s sole opinion may impair the reputation of the Building or its desirability. Upon written notice from Landlord, Tenant shall refrain from and discontinue such publicity immediately.

19.	Tenant shall not canvass, solicit or peddle in or about the Building or the Property.

20.	Neither Tenant nor its agents, employees, contractors, guests or invitees shall smoke or permit smoking in the Premises or in Common Areas, unless the Common Areas have been declared a designated smoking area by Landlord. Landlord shall have the right to designate the entirety of the Building (including the Premises) as a non-smoking building.

43

21.	Landlord shall have the right to designate and approve standard window coverings for the Premises and to establish rules to assure that the Building presents a uniform exterior appearance. Tenant shall ensure, to the extent reasonably practicable, that window coverings are closed on windows in the Premises while they are exposed to the direct rays of the sun.

22.	Deliveries to and from the Premises shall be made only at the times, in the areas and through the entrances and exits designated by Landlord. Tenant shall not make deliveries to or from the Premises in a manner that might interfere with the use by any other tenant of its premises or of the Common Areas, any pedestrian use, or any use which is inconsistent with good business practice.

23.	The work of cleaning personnel shall not be hindered by Tenant after 5:30 p.m., and cleaning work may be done at any time when the offices are vacant. Windows, doors and fixtures may be cleaned at any time. Tenant shall provide adequate waste and rubbish receptacles to prevent unreasonable hardship to the cleaning service. Tenant will comply with the Building’s recycling policies.

44

EXHIBIT C

WORK LETTER

WORK LETTER FOR SECOND FLOOR PREMISES

This Exhibit is attached to and made a part of the Lease and is entered into as of the 28” day of February, 2002 by and between WE GEORGE STREET, L.L.C., a Delaware limited liability company (“Landlord”) and ACHILLION PHARMACEUTICALS, INC., (“Tenant”) for the Premises on the Second Floor of the Building located at 300 George Street, New Haven, Connecticut.

I.	Alterations and Allowance.

A. Tenant after payment of the Security Deposit, shall have the right to have Landlord perform alterations and improvements (the “Initial Alterations”) in the Premises located on the second floor of the Building, to prepare the same for Tenant’s initial occupancy thereof pursuant to the plans and specifications (the “Improvement Plans”) identified in the GMP Proposal (as defined below). Except as set forth below, Tenant shall be responsible for all elements of the design of Tenant’s plans and specifications (including, without limitation, functionality of design, the configuration of the Premises and the placement of Tenant’s furniture, appliances and equipment), and Landlord’s approval of Tenant’s plans and specifications shall in no event relieve Tenant of the responsibility for such design.

B. Landlord shall permit Tenant to deviate from the building standards for the Initial Alterations; provided that (a) the deviations shall not be of a lesser quality than the standards; (b) the deviations conform to applicable governmental regulations; (c) the deviations do not require base Building services or systems to deviate from the specifications set forth in the Base Building MEP except as permitted by the terms of this Lease, and do not overload the floors; and (d) Landlord has determined in its sole discretion that the deviations are of a nature and quality that are consistent with the overall objectives of the Landlord for the Building.

C. (i) Landlord’s Contractor (as defined below) shall submit the Improvement Plans to the appropriate governmental body for plan checking and the issuance of a building permit. Landlord, with Tenant’s cooperation, shall cause to be made any changes in the plans and specifications necessary to obtain the building permit. After the final approval of the working drawings, no further changes to the Improvement Plans may be initiated by Tenant without the prior written approval from both Landlord and Tenant, and then only after agreement by Tenant to pay any “Excess Cost” (as defined below) resulting from the design and/or construction of such changes.

(ii) Notwithstanding the foregoing, Landlord shall not be expected nor required to obtain any permits or approvals relating to (i) any back-up generator or other personal property and equipment installed on Tenant’s behalf and (ii) Tenant’s use of the Premises. Tenant shall be solely responsible for obtaining, at its sole cost and expense, all

45

permits and approvals necessary or appropriate for the conduct of its business, operation of its property and equipment and use of the Premises, except for building permit(s) for the construction of the Initial Alterations and any temporary and permanent certificate(s) of occupancy issued pursuant to such validly obtained building permits upon completion of the Initial Alterations. Tenant reasonably agrees to cooperate with and assist Landlord in obtaining the building permits and certificates of occupancy. The cost of the building permit(s) and certificate(s) of occupancy is included in the GMP (as defined below).

II.	CONSTRUCTION OF INITIAL ALTERATIONS.

A. Landlord shall enter into a gross maximum price construction contract (the “GMP Contract”) with The Whiting-Turner Contracting Company (“Landlord’s Contractor”) in an amount equal to $2,098,100.00 (the “GMP”) for the hard construction costs, project management fees and construction contingency expenses and costs for the construction of the Initial Alterations in accordance with the Improvement Plans together with the cost of installation of the casework and telephone and data cabling pursuant to the plans identified in and the terms of the GMP Proposal, as identified below. Attached hereto as Exhibit C-1 is the GMP Proposal dated March 5, 2002 from Landlord’s Contractor which is a part of the GMP Contract. The GMP Proposal identifies the scope of the work included within the GMP as well as the work or other items excluded from the GMP (which excluded work includes, but is not limited to, Landlord’s contingency for scope changes or unforeseen conditions, moving expenses, process equipment and furniture expenses other than those specifically identified in the GMP Proposal. The GMP includes the payment of (i) plan check, permit and license fees relating to construction of the Initial Alterations and (ii) as set forth and limited by the GMP Proposal, the costs of the construction of Initial Alterations. Tenant shall have the right to attend and participate in construction meetings. Landlord shall supervise the completion of the Initial Alteration and shall use due diligence to secure Substantial Completion of the Initial Alterations on or about the date of July 19, 2002. The cost of such work shall be paid as provided in Section III hereof. Landlord shall not be liable for any direct or indirect costs, expenses or damages as a result of delays in construction caused by Tenant Delays (as defined below).

B. Landlord shall cause the Initial Alterations to be performed using building standard materials, quantities and procedures then in use by Landlord, except as may be stated or shown otherwise in the Improvement Plans.

III.	PAYMENT OF COST OF THE INITIAL ALTERATIONS.

A. Landlord shall be responsible for the following costs in connection with the construction of the Initial Alterations: 90% of the GMP amount set forth in Section II.A. above.

B. Tenant shall be responsible for the cost of the payment of the cost of preparing any initial space plan and the final working drawings and specifications, the mechanical, electrical, plumbing and structural drawings and of all other aspects of the Improvement Plans, including the cost of preparing the initial conceptual design and layout drawings for the

46

Premises, and for the design of casework and cable work which is a part of the Initial Alterations.

C. In addition to the design costs, Tenant shall be responsible for the following costs in connection with the construction of the Initial Alterations:

(i) 10% of the GMP amount set forth in Section 11.A above; plus

(ii) costs and expenses incurred as a result of an Event of Force Majeure; plus

(iii) costs resulting from Tenant change orders; plus

(iv) costs resulting from Tenant Delay; plus

(v) costs resulting or arising due to errors and omissions in the plans, specifications or contract drawings (which costs are not the responsibility of the architect, engineer or Landlord’s Contractor); plus

(vi) any increase in the cost of construction work (in excess of the GMP) successfully claimed by Landlord’s Contractor due to or arising from unforeseen conditions, except that Landlord shall be responsible for claims so made by Landlord’s Contractor due to the (y) presence of pre-existing hazardous materials in the area under construction; and (z) the failure of the shell space delivered to Tenant to meet the specifications set forth in the Base Building MEP. Landlord agrees to assist Tenant in resisting claims made by Landlord’s Contractor based on unforeseen conditions, if, and to the extent, Landlord and Tenant agree that such claims are not well founded.

The sum of the items set forth in (i) through (vi) above is referred to herein as the “Excess Cost”;

E. The Tenant shall pay, as a component of the Excess Cost, the first 10% of the costs incurred under the GMP. Landlord shall, on or about the date construction of the Initial Alterations commences, deliver to Tenant a schedule of the construction and a construction budget. Tenant shall pay such elements of the Excess Cost relating to the Initial Alterations performed under the GMP Contract to Landlord in the following manner: Landlord shall submit to Tenant, from time to time, but not more often than one time in any month, an application for payment (less the amount of the retainage), which shall be signed by Landlord’s general contractor and the architect in the form attached hereto as Exhibit C-2. Landlord shall also submit a copy of a receipted invoice or other evidence reasonably satisfactory to Tenant of the payment by Landlord (to the extent paid by Tenant) of the prior month’s application for payment. To the extent that Tenant wishes to have its architect or representative inspect and review the work performed by Landlord, then Tenant shall be permitted to do so. In the event Tenant’s architect or representative does not approve of the work performed, then Tenant may dispute a portion of the request for the disbursement, as set forth below. Tenant agrees that upon receipt of the foregoing, it will pay the undisputed amount of the requisition within 10 days.

47

If Tenant fails to deliver the requested amount within said 10 days, and if the Tenant has not given Landlord written notice that it disputes any portion of the request for disbursement, then the Landlord shall give written notice to Tenant of such failure. If Tenant continues to fail to pay any undisputed portion of the same within 3 days after receipt of such notice, Tenant shall be in default of its obligations under this Lease and, without limiting Landlord’s remedies thereunder, Landlord may cease performance of the Initial Alterations, unless paid. In the event Tenant disputes any portion of the request for disbursement, the Tenant shall disburse the amount of the request not in dispute. Landlord and Tenant shall endeavor, in good faith, to resolve any dispute with regard to any request for disbursement and the performance of the work. To the extent that Landlord and Tenant are unable to resolve the dispute, Landlord and Tenant shall proceed to final binding arbitration. The arbitration shall proceed in New Haven, Connecticut, according to the construction industry mediation rules of the American Arbitration Association. The costs of arbitration shall be borne equally by Landlord and Tenant except that each shall bear their own attorney’s fees.

Tenant shall pay for any other Excess Cost incurred and payable by Tenant under the provisions hereof within 30 days after its receipt of an invoice or bill for the same.

F. In no event shall Landlord be required to pay any cost related to the purchase of equipment, furniture or other items of personal property of Tenant. To the extent not included in the GMP amount, Tenant shall be responsible for all applicable state sales or use taxes, if any, payable in connection with the Initial Alterations.

IV.	COMPLETION AND TENANT DELAY.

A. The occurrence of any one or more of the following shall constitute a “Tenant Delay:” (i) Tenant’s request for materials, finishes or installations other than those readily available; (ii) Tenant’s request to deviate from the building standard; (iii) Tenant’s request for additional competitive bids for work or materials, (iv) any delay by Tenant, Tenant’s architect or anyone performing services on behalf of Tenant that causes a delay in the construction schedule or in the anticipated date of Substantial Completion; (v) any change order initiated by Tenant or Tenant’s changes in the Improvement Plans after approval by Landlord that causes, in either event, a delay in the construction schedule or in the anticipated date of Substantial Completion; or (vi) failure by Tenant to respond to plans or related documents submitted to Tenant for approval within the earlier to occur of (y) seven (7) Business Days after submission, or (z) the time period identified in the schedule set forth in the GMP Proposal.

Substantial Completion of the Initial Alterations for the Premises shall mean and shall occur when (i) the work set forth on the Improvement Plans has been substantially completed in a good and workmanlike manner as shall be certified by Landlord, Landlord’s contractor and architect, except for minor details of construction, mechanical adjustments or decorations provided that Tenant can use the Premises in the manner contemplated hereby as determined by Tenant in its reasonable discretion (items normally referred to as “Punch List” items) and (ii) the building department or other applicable governmental authority having jurisdiction issues a certificate of occupancy or a temporary certificate of occupancy for the Premises. Landlord shall

48

promptly thereafter complete such Punch List work. Notwithstanding the foregoing, in the event of the occurrence of one or more instances of Tenant Delay, then the date of Substantial Completion (and, correspondingly, the Rent Commencement Date) shall be accelerated by the aggregate number of days occasioned by such instances of Tenant Delay.

V.	APPLICABILITY OF WORK LETTER

This Exhibit shall not be deemed applicable to any additional space added to the Premises at any time or from time to time, whether by any options under the Lease or otherwise, or to any portion of the Premises or any additions to the Premises in the event of a renewal or extension of the original Term of this Lease, whether by any options under the Lease or otherwise, unless expressly so provided in the Lease or any amendment or supplement to the Lease.

WITNESS/ATTEST:		LANDLORD:

WE GEORGE STREET, L.L.C., a Delaware limited liability company

		By:	Winstanley Enterprises LLC
Its managing member

/s/		By	/s/

Name (print):	Deanna DeMello	Name:	Carter J. Winstanley

		Title:	Member

NAME (print):	Jacquelyn C. Phelps

WITNESS/ATTEST		TENANT:

ACHILLION PHARMACEUTICALS, INC.

/s/		By:	/s/

Name (print):	Anne C. Congdon	Name:	Mary Kay Fenton

/s/		Title:	Senior Director, Finance

Name (print):	Melissa Donnanimmo

49

EXHIBIT C-1

GMP PROPOSAL

50

EXHIBIT C-2

APPLICATION FOR PAYMENT

51

EDIT D

LIST OF HAZARDOUS MATERIALS AND WASTES

To be delivered to Landlord prior to the Rent Commencement Date

52

EXHIBIT E

LIST OF EQUIPMENT AND FURNISHINGS

TENANT MAY REMOVE IN ACCORDANCE

WITH THE PROVISIONS OF SECTION 8(a)

The following pieces of equipment may be removed from the leased premises by Tenant when vacating spaces at 300 George Street, 2nd floor:

All office furniture, including chairs, desks and “system furniture” may be removed by Tenant from space it vacates.

Built-in carrels affixed to the floor or walls shall not be removed.

53

EXHIBIT F

MEP

54

EXHIBIT G

COMMENCEMENT DATE AGREEMENT

To:	Date:

Re: Lease dated                     , 20    , between WE George Street, L.L.C., landlord, and                                                                          , Tenant, concerning                     square feet located at                                                                                                                                .

Gentlemen:

In accordance with the Lease, we wish to advise and/or confirm as follows:

1. That the Premises have been accepted herewith by the Tenant.

2. That the Tenant has possession of the subject Premises and acknowledges that under the provisions of the subject Lease the Term of said Lease shall commence (or has commenced) as of                                 .

3. That in accordance with the subject Lease, the Rent Commencement Date occurred on                                              . The Term of the Lease is for Lease Years and shall expire on                         .

4. If the Rent Commencement Date of the Lease is other than the first day of the month, the first billing will contain a pro rata adjustment. Each billing thereafter shall be for the full amount of the monthly installment as provided for in said Lease.

5. Rent is due and payable in advance on the first day of each and every month during the term of said Lease. The rent check shall be made to Grubb & Ellis Management Services at 300 George Street, New Haven, Connecticut 06510, until Tenant is given notice of a change in the payee in accordance with the provisions of this Lease.

6. The number of Rentable Square Footage of the Premises is                                 .

7. Tenant’s Pro Rata Share, as adjusted, based upon the Rentable Square Footage within the Premises, is                     %.

ACCEPTED AND AGREED

LANDLORD:	TENANT:
WE George Street, L.L.C.

By:	Winstanley Enterprises LLC

	By:	By:

55

EXHIBIT H

INTENTIONALLY OMITTED

56

EXHIBIT I

SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

THIS AGREEMENT, made this             day of                     , 2002, by and between                                                              , a                                  having an address of (hereinafter referred to as the “Tenant”) and                                                                  , a having its principal place of business at                                                                                        (hereinafter called the “Lender”).

WITNESSETH:

WHEREAS, the Lender is extending, or is about to extend a loan (the “Loan”) to                                                                          , (the “Landlord”), which loan is to be secured by a mortgage (the “Mortgage”) on the real property described in Schedule A annexed hereto (the “Mortgaged Premises”); and

WHEREAS, the Tenant is the holder of a lease dated                                 , as amended by a                                                               (collectively, the “Lease”) on all or a portion of the Mortgaged Premises (the “Demised Premises”); and

WHEREAS, the Lender is willing to extend the Loan to the Landlord only on the condition that the Lease from the Landlord to the Tenant be subordinated to the lien of the Mortgage and that the Tenant ratify the Lease and that certain substantive provisions of the Lease be modified; and

WHEREAS, the Tenant desires that the Lender agree not to disturb the Tenant’s occupancy of the Demised Premises in the event that the Lender acquires title to the Demised Premises;

NOW, THEREFORE, in consideration of the premises and of the sum of One Dollar ($1.00) paid by each party hereto to the other, the receipt of which is hereby acknowledged, the parties do hereby covenant and agree to and with each other as follows:

1.	SUBORDINATION

The Lease is, and all of the Tenant’s rights therein are, hereby made and shall at all times continue to be subject and subordinate in each and every respect to the Mortgage and to any and all renewals, modifications, extensions, substitutions, replacements and/or consolidations of the Mortgage.

2.	NON-DISTURBANCE

So long as the Tenant is not in default (beyond any period given the Tenant to cure such default) in the payment of rent, or additional rent, if any, or in the performance of any of the terms, covenants, or conditions of the Lease on the Tenant’s part to be performed:

A. The Tenant’s possession and occupancy of the Demised Premises and the Tenant’s rights and privileges under the Lease, or any extension or renewal thereof which may be effected in accordance with the terms of the Lease, shall not be disturbed by the Lender.

57

B. The Lender will not join the Tenant as a party defendant in any action or proceeding brought as a result of a default under the Mortgage for the purpose of terminating the Tenant’s interest and estate under the Lease.

3.	ATTORNMENT

If the interests of the Landlord in the Demised Premises shall vest in the Lender by reason of foreclosure or other proceedings brought by it, or in any other manner:

A. The Tenant shall be directly bound to the Lender under the Lease and shall perform its undischarged obligations thereunder in accordance with the terms thereof, with the same force and effect as if the Lender were the Landlord under the Lease.

B. The Tenant shall attorn to and recognize the Lender, any other purchaser at a foreclosure sale under the Mortgage, or any transferee who acquires the Demised Premises by deed in lieu of foreclosure, and their respective successors and assigns, as its Landlord for the balance of the term of the Lease and any extensions or renewals thereof. Said attornment shall be effective and self-operative without the execution of any further instruments on the part of any of the parties hereto, immediately upon the Lender succeeding to the interests of the Landlord under the Lease. Upon receipt from the Lender of written notice that the Lender has succeeded to the interests of the Landlord under the Lease and that all rents are to be paid directly to the Lender, the Tenant shall thereafter during the Lease term pay all rent due under the Lease directly to the Lender. The respective rights and obligations of the Tenant and the Lender upon such attornment, to the extent of the then remaining balance of the term of the Lease and any such extensions or renewals, shall be the same as now set forth therein, it being the intention of the parties hereto for this purpose to incorporate the Lease in this Agreement by reference with the same force and effect as if set forth herein.

C. The Lender shall be bound to the Tenant under all of the terms, covenants, and conditions of the Lease, and the Tenant shall, from and after the Lender’s succession to the interests of the Landlord under the Lease, have the same remedies against the Lender for the breach of the Lease that the Tenant might have had under the Lease against the Landlord if the Lender had not succeeded to the interests of the Landlord; provided further, however, that the Lender shall not be:

(1) Liable for any breach, act or omission of any prior Landlord.

(2) Subject to any offsets or defenses which the Tenant might have against any prior Landlord.

58

(3) Bound by any rent or additional rent which the Tenant might have paid for more than the current month to any prior Landlord.

(4) Bound by any amendment or modification of the Lease made without the Lender’s written consent.

(5) Bound by any notice given by the Tenant to the Landlord whether or not such notice is given pursuant to the terms of the Lease, unless such notice has also been received by the Lender.

(6) Obligated to complete any construction work required to be done by the Landlord pursuant to the provisions of the Lease or to reimburse the Tenant for any construction work done by the Tenant.

(7) Liable to refund to the Tenant, or credit the Tenant with, the amount of any security or other payment or deposit (other than rent paid to the Landlord for not more than the current month), unless such amount shall have been paid over by the Landlord to the Lender and shall have been specifically identified and accepted by the Lender as a security or deposit fund.

(8) Liable to the Tenant on any basis beyond its interest in the Mortgaged Premises, to any proceeds of any sale of the Mortgaged Premises, and to insurance proceeds or condemnation awards received by Lender in connection with its interest in the Mortgaged Premises.

4.	TENANT COVENANTS

The Tenant, notwithstanding any terms to the contrary contained in the Lease, covenants to the Lender as follows:

A. Prior to the vesting of the Landlord’s interests in the Demised Premises in the Lender by reason of foreclosure or other proceedings brought by it, or in any other manner, a written demand on the Tenant by the Lender for payment of rent to the Lender shall be sufficient warrant to the Tenant to pay rent to the Lender without necessity for consent by the Landlord, or evidence of a default by the Landlord under the Mortgage, and the Landlord hereby directs and requires the Tenant to honor the assignment of leases and rentals from the Landlord to the Lender and to comply with any such demand by the Lender until written notice by the Lender to the Tenant to resume rent payments to the Landlord. At any time after the Tenant is directed in writing by the Lender to pay rent directly to the Lender in accordance with the assignment of leases and rentals from the Landlord to the Lender, Tenant shall not reduce or offset such rental payments by virtue of any claims it may have against the Landlord under the Lease or otherwise.

B. The Tenant agrees to give prompt written notice to the Lender of any notice to the Landlord required pursuant to the terms of the Lease and of any default of the Landlord in its obligations under the Lease if such default is of such a nature as to give the

59

Tenant a right to terminate the Lease, reduce rent, or to credit or offset any amounts against future rents. The Tenant further agrees not to terminate the Lease without allowing the Lender to cure such default on behalf of the Landlord within the greater of (i) any time period permitted to Landlord to cure such default under the Lease or (ii) 30 days after Lender’s receipt of such notice of default by Landlord (and, if the nature of the default is such that it is not reasonably. susceptible to cure within 30 days, then within such longer period as shall be reasonable given the facts and circumstances surrounding the default, so long as Lender has commenced within said 30 day period to cure the default and diligently proceeds to complete such cure).

C. The Tenant shall not, without the Lender’s prior written consent, (i) prepay any of the rents, additional rents or other sums due under the Lease for more than one (1) month in advance of the due dates thereof, or (ii) assign the Lease or sublet the Demised Premises or any part thereof other than pursuant to the provisions of the Lease; and any such prepayment, assignment or subletting, without the Lender’s prior consent, shall not be binding upon the Lender.

D. The Tenant shall allow the Lender to inspect the Demised Premises in accordance with the provisions of the Mortgage during normal business hours.

5.	SURVIVAL OF LEASE

The Tenant hereby waives and covenants not to exercise any rights it may have to terminate or avoid the Lease arising out of proceedings brought to foreclose the Mortgage in favor of the Lender, it being intended that the Lease survive any such foreclosure proceedings.

6.	NOTICE OF MORTGAGE

To the extent that the Lease shall entitle the Tenant to notice of any Mortgage, this Agreement shall constitute such notice to the Tenant with respect to the Mortgage.

7.	TERMINATION OF LENDER LIABILITY

The duties and liabilities of the Lender imposed in this Agreement, except (a) such as may arise from the Lender’s possession of prepaid rent or a security or deposit fund, and (b) such as may have arisen from a breach by the Lender of any terms, covenants and conditions of the Lease and of which the Tenant has theretofore given written notice to the Lender; shall cease and terminate immediately upon the termination of all of the Lender’s interest in the Mortgage herein described and in the Demised Premises, without the necessity for any notice to the Tenant of the occurrence of such termination.

8.	NO MODIFICATION; BINDING EFFECT

This Agreement may not be modified orally or in any manner other than by an agreement in writing signed by the parties hereto or their respective successors in interest.

60

Except as otherwise herein provided, this Agreement shall inure to the benefit of and be binding upon the parties hereto, and their successors and assigns.

9.	LEASE OBLIGATIONS

This Agreement is one between the Lender and the Tenant and no provisions hereof shall be deemed to relieve the Landlord of any obligations to the Tenant under the Lease.

10.	DEFINITIONS; INTERPRETATION

Whenever used in this Agreement, unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, the word “Tenant” shall mean “Tenant and/or subsequent holder of an interest under the Lease, provided the interest of such holder is acquired in conformance with the terms and conditions of the Lease”; except in the context of Paragraph 7 hereof, “Lender” shall mean “                            ” or any subsequent holder or holders of the Mortgage, or any party acquiring title to the Mortgaged Premises by purchase at a foreclosure sale”; “Demised Premises” shall mean “That portion of the Mortgaged Premises which is, or may become, subject to the Lease”; “Landlord” shall mean “the party named as Landlord, owner or Lessor in the Lease, its successors and assigns”; “Successors and Assigns” shall mean “Heirs and Assigns” if the party to whom it refers is an individual, partnership or unincorporated association. Pronouns of any gender shall include the other genders, and either the singular or plural shall include the other.

11.	GOVERNING LAW

This Agreement shall be construed and regulated, in all respects, according to the laws of the State of Connecticut.

61

IN WITNESS WHEREOF, the Lender and the Tenant have caused this instrument to be duly executed as of the date first above written.

Signed, sealed and delivered in the presence of:	TENANT:

By:
Its

LENDER:

By:
Its

LANDLORD:

By:
Its

STATE OF	}
} ss.: ________________
COUNTY OF	}

On this             day of                     ,                     , personally appeared before me                                                              , of                                                       the signer of the above instrument and acknowledged the same to be his/her free act and deed and the free act and deed of said                                                                  .

Commissioner of the Superior Court
Notary Public
My Commission Expires: ______________

62

STATE OF	}
} ss.: ________________
COUNTY OF	}

On this             day of                     ,                     , personally appeared before me                                                          , of                                                           the signer of the above instrument and acknowledged the same to be his/her free act and deed and the free act and deed of said                                                                          .

Commissioner of the Superior Court
Notary Public
My Commission Expires: ______________

STATE OF	}
} ss.: ________________
COUNTY OF	}

On this             day of                     ,                     , personally appeared before me                                                      , of                                                               the signer of the above instrument and acknowledged the same to be his/her free act and deed and the free act and deed of said                                                                      .

Commissioner of the Superior Court
Notary Public
My Commission Expires: ______________

63

WINSTANLEY ENTERPRISES, LLC

300 GEORGE STREET

BASE BUILDING TENANT SERVICES

MARCH 27, 2000

REVISED APRIL 28, 2000

Prepared by:

BVH Engineers, Inc.

50 Griffin Road South

Bloomfield, CT 06002

Tel: (860) 286-9171

Fax: (860) 242-0236

300 GEORGE STREET New Haven, Connecticut Base Building Tenant Services	3/27/00 Revised 4/28/00

SECTION 15000 - MECHANICAL SYSTEMS DESCRIPTIONS

A.	PROJECT INCLUDES BASE BUILDING SYSTEM THAT INCLUDES THE FOLLOWING:

1.	Fire Protection Systems: Refer to individual specification sections following for detailed requirements.

a.	Sprinkler systems.

b.	Standpipes and hose valves.

c.	Modifications to existing systems.

2.	Plumbing Systems and Specialties: Refer to individual specification sections following for detailed requirements.

a.	Domestic water distribution.

b.	Sanitary waste and vents.

c.	Natural gas.

d.	Laboratory systems.

e.	Modifications to existing systems.

3.	HVAC Piping Systems: Refer to individual specification sections following for detailed requirements.

a.	Hydronic systems.

b.	Steam and condensate systems.

c.	Condenser water loop.

d.	Modifications to existing systems.

4.	Heat Generation Systems: Refer to individual specification sections following for detailed requirements.

a.	Steam boilers.

b.	Heaters.

c.	Feedwater equipment and accessories.

d.	Chimneys, breechings, and stacks.

e.	Modifications to existing systems.

5.	Heat Rejection Systems: Refer to individual specification sections following for detailed requirements.

a.	Chillers.

b.	Cooling towers.

c.	Modifications to existing systems.

MECHANICAL SYSTEMS DESCRIPTIONS	PAGE 15000-1

300 GEORGE STREET New Haven, Connecticut Base Building Tenant Services	3/27/00 Revised 4/28/00

6.	Heat Transfer Systems: Refer to individual specification sections following for detailed

a.	Penthouse air handling units.

b.	Unit heaters.

c.	Modifications to existing systems.

7.	Ventilation Systems: Refer to individual specification sections following for detailed requirements.

a.	Toilet exhaust fans.

b.	General exhaust fans.

c.	Ductwork.

d.	Modifications to existing systems.

8.	HVAC Control Systems: Refer to individual specification sections following for detailed requirements.

a.	Electric control systems.

9.	Additional Systems and Requirements:

a.	Stair pressurization.

B.	PRODUCTS

1.	Systems, products, and standards are listed in individual specification sections which follow.

END OF SECTION

MECHANICAL SYSTEMS DESCRIPTIONS	PAGE 15000-2

300 GEORGE STREET New Haven, Connecticut Base Building Tenant Services	3/27/00 Revised 4/28/00

SECTION 15050 - BASIC MECHANICAL MATERIALS

A.	PROJECT INCLUDES BASE BUILDING SYSTEM THAT INCLUDES THE FOLLOWING:

1.	Basic mechanical materials including valves, pipe expansion joints, meters and gages, supports and anchors, motors, mechanical identification, and vibration control.

B.	PRODUCTS

1.	Pipe, Fittings, and Specialties: Refer to individual piping systems specifications for materials and installation requirements.

2.	Valves: General duty valves cast iron, bronze, and brass, fabricated to comply with Manufacturers Standardization Society (MSS) classification listed. Gate, globe, ball, butterfly, and plug valves for shutoff duty; globe, ball, and plug valves for throttling duty. Valves to be provided for tenant use where noted.

3.	Meters: Check meters to be installed by tenant for thermal usage verification by Owner.

4.	Supports and Anchors: Hangers and Support Components: MSS SP-58, pipe and equipment hangers and supports including clamps, hanger-rod attachments, saddles and shields, spring hangers, pipe alignment guides, and anchors.

5.	Motors: NEMA MG 1 motors with phase, frequency rating, voltage rating, and capacity suitable for use.

6.	Mechanical Identification: ASME A13.1 as applicable, color coded, of the following types: Standard stencils, snap-on plastic pipe markers, pressure-sensitive pipe markers, plastic duct markers, plastic tape, valve tags, valve tag fasteners, access panel markers, valve schedule frames, engraved plastic laminate signs, plastic equipment markers, plasticized tags suitable for use.

END OF SECTION

MECHANICAL SYSTEMS DESCRIPTIONS	PAGE 15050-1

300 GEORGE STREET New Haven, Connecticut Base Building Tenant Services	3/27/00 Revised 4/28/00

SECTION 15250 - MECHANICAL INSULATION

A.	PROJECT INCLUDES BASE BUILDING SYSTEM THAT INCLUDES THE FOLLOWING:

1.	Pipe insulation, equipment insulation, and external duct and plenum insulation for all mechanical systems.

B.	PRODUCTS

1.	Mechanical Insulation Types:

a.	Pipe Insulation: Glass fiber type.

b.	Equipment Insulation: Glass fiber type.

c.	Duct and Plenum Insulation: Glass fiber type.

END OF SECTION

MECHANICAL SYSTEMS DESCRIPTIONS	PAGE 15250-1

300 GEORGE STREET New Haven, Connecticut Base Building Tenant Services	3/27/00 Revised 4/28/00

SECTION 15320 - FIRE PUMPS

A.	PROJECT INCLUDES BASE BUILDING SYSTEM THAT INCLUDES THE FOLLOWING:

1.	Fire pumps and pressure maintenance pumps to supply water for fire protection systems.

2.	Base building fire pump will provide sufficient water volume (1000 GPM) and pressure (277 feet head) to meet 1996 NFPA 13 “Standard for the Installation of Sprinkler Systems” and 1996 NFPA 14 “Standard for the Installation of Standpipe and Hose Systems” requirements.

B.	QUALITY ASSURANCE

1.	Compliance: ASME B31.9 for piping; NFPA 20 for centrifugal fire pumps.

C.	PRODUCTS

1.	Fire Pump System Components:

a.	Fire Pumps, General: UL 448, base-mounted, factory-assembled, factory-tested.

b.	Split-Case Fire Pumps: Centrifugal, separately coupled, bronze-fitted, labeled for fire service, horizontally mounted, single stage type.

2.	Fire Pump System Motors and Controllers:

a.	Electric Motors: Open dripproof, squirrel cage, induction motor type, NFPA 20 and NFPA 70, suitable for type of fire pump.

b.	Full-Service, Electric-Motor-Drive Fire Pump Controllers: Combined automatic and nonautomatic operation, UL listed and FM approved, UL 508, UL 1008, type suitable for use.

3.	Fire Pump System Accessories:

a.	Alarm Panels: NEMA ICS 6, Type 1 remote wall-mounting-type.

b.	Horizontal Fire Pump Accessory Fittings: Automatic air release valve, casing relief valve, suction and discharge pressure gages, reducers, hose valves, discharge cone.

c.	Flow Measuring Systems: FM approved with sensing element and flow meter.

MECHANICAL SYSTEMS DESCRIPTIONS	PAGE 15320-1

300 GEORGE STREET New Haven, Connecticut Base Building Tenant Services	3/27/00 Revised 4/28/00

4.	Pressure Maintenance Pumps:

a.	Pumps: Factory-assembled, factory-tested.

b.	Controllers: Combined automatic and nonautomatic operation, UL listed, UL 508, NEMA ICS 6, Type 2, wall mounted enclosure.

c.	Accessories: Casing relief valve, suction and discharge pressure gages.

END OF SECTION

MECHANICAL SYSTEMS DESCRIPTIONS	PAGE 15320-2

300 GEORGE STREET New Haven, Connecticut Base Building Tenant Services	3/27/00 Revised 4/28/00

SECTION 15325 - STANDPIPE AND SPRINKLER SYSTEMS

A.	PROJECT INCLUDES BASE BUILDING SYSTEM THAT INCLUDES THE FOLLOWING:

1.	Sprinkler System:

a.	Wet pipe system with automatic sprinklers.

2.	Standpipe and Hose Valve System:

a.	Wet type with water supply valve open and pressure maintained.

b.	NFPA 14 Class I classification for use by trained personnel.

3.	Base building standpipe system will include 6-inch standpipes in the three core stairwells with 2-1/2” pressure restricting hose valves at each floor for use by fire department personnel only. Sprinkler system will provide wet pipe type protection for light or ordinary hazard conditions.

B.	QUALITY ASSURANCE

1.	Compliance: NFPA 13 for sprinkler system, NFPA 14 for standpipes; UL listed and labeled; FM approved.

C.	PRODUCTS

1.	Pipes and Fittings:

a.	Steel Pipe: ASTM A 53, Schedule 40 in sizes 3 inches and smaller, black and galvanized.

b.	Steel Pipe: ASTM A 795, black and galvanized for plain end steel pipe.

c.	Fittings: Suitable for service class and piping type; threaded, grooved-end, press-seal types.

d.	Joining Materials: Welding and gasket materials suitable for design temperatures and pressures. Victaulic materials and couplings.

2.	Valves and Accessories:

a.	General Duty Valves: Gate valves, swing check valves.

b.	Specialty Valves: Alarm check valves, detector check valves suitable for system use.

c.	Backflow Preventers: ASSE, sized for maximum flow rate and maximum pressure loss.

d.	Fire Department Connections: UL 405 unit, connections and finish suitable for use.

MECHANICAL SYSTEMS DESCRIPTIONS	PAGE 15325-1

300 GEORGE STREET New Haven, Connecticut Base Building Tenant Services	3/27/00 Revised 4/28/00

e.	Alarm Devices: Water-motor-operated alarms, waterflow indicators, pressure switches, supervisory switches.

3.	Sprinklers, Hose Valves and Accessories:

a.	Automatic Sprinklers: Fusible link type; upright, pendant, and sidewall styles; concealed for finished ceiling locations, flush, and recessed styles.

b.	Sprinkler Fittings: UL listed and FM approved, UL 213.

c.	Pressure Regulating Hose Valves: UL 1468.

d.	Base Building provides upright heads for sprinkler coverage. Tenant shall be required to modify these heads to be compatible with their ceiling types.

END OF SECTION

MECHANICAL SYSTEMS DESCRIPTIONS	PAGE 15325-2

300 GEORGE STREET New Haven, Connecticut Base Building Tenant Services	3/27/00 Revised 4/28/00

SECTION 15410 - PLUMBING PIPING AND SPECIALTIES

A.	PROJECT INCLUDES BASE BUILDING SYSTEM THAT INCLUDES THE FOLLOWING:

1.	Plumbing piping systems within the building including the following:

a.	Potable water distribution, including cold and hot water supply and hot water circulation.

b.	Drainage and vent systems, including sanitary and storm.

2.	Plumbing specialties for water distribution systems; soil, waste, and vent systems; and storm drainage systems.

3.	Each tenant floor will be provided with four (4) 2-inch cold water valved metered tees for tenant use. Each tee will be capable of providing a maximum of 30 gallons per minute of cold city water.

4.	Each tenant floor will be provided with fourteen (14) 4-inch capped cast-iron waste outlets for tenant connection of non-acidic, non-hazardous waste from plumbing fixtures. Each outlet to have a ‘Ph’ monitoring well.

5.	Each tenant floor will be provided with ten (10) 2-inch capped cast-iron vent outlets for tenant connection of non-acidic, non-hazardous waste from plumbing fixtures.

6.	Each tenant floor will be provided with twelve (12) 2-inch capped, 2-inch polypropylene acid vent pipes connected to the building acid vent system through the roof.

7.	Two-inch condensate drains in the exterior walls of the building, floor drains in the core mechanical rooms, and the service sink in the building core can receive condensate from supplemental cooling and other clear water wastes.

B.	QUALITY ASSURANCE

1.	Compliance: ASME B31.9.PRODUCTS

C.	PRODUCTS

1.	Piping System Working Pressure Ratings:

a.	Water Distribution Systems, Above Ground: 125 psig.

b.	Soil, Waste, and Vent Systems: 10 foot head of water.

c.	Storm Drainage Systems: 10 foot head of water.

MECHANICAL SYSTEMS DESCRIPTIONS	PAGE 15410-1

300 GEORGE STREET New Haven, Connecticut Base Building Tenant Services	3/27/00 Revised 4/28/00

2.	Pipes and Tubes:

a.	Hard Copper Tube: ASTM B 88, Type L, water tube, drawn temper. Hubless, Cast-Iron Soil Pipe: CISPI 301.

3.	Fittings and Valves:

a.	Pressure and Drainage Fittings for Pipe and Tubes: Suitable for working pressure, pipe, tube, and service.

b.	Joining Materials: Solder, brazing and welding filler metals; couplings.

c.	Valves: Ball and check valves suitable for service.

4.	Plumbing Specialties:

a.	Backflow Preventers: ASSE Standard backflow preventers for flow rate and maximum pressure loss required, 150 psig minimum working pressure installed at building potable water service entrance.

b.	Thermostatic Water-Mixing Valves: ASSE 107, manually adjustable.

c.	Miscellaneous Piping Specialties: Water hammer arresters, trap seal primer valves.

d.	Cleanouts: Cast-iron cleanouts, ASME A112.36.2M.

e.	Floor Drains: Cast-iron floor drains, ASME A112.21.1M; cast- iron deep seal traps; related fittings.

END OF SECTION

MECHANICAL SYSTEMS DESCRIPTIONS	PAGE 15410-2

300 GEORGE STREET New Haven, Connecticut Base Building Tenant Services	3/27/00 Revised 4/28/00

SECTION 15440 - PLUMBING FIXTURES

A.	PROJECT INCLUDES BASE BUILDING SYSTEM THAT INCLUDES THE FOLLOWING:

1.	Plumbing fixtures and trim, fittings, and related accessories and appliances.

2.	Base building core will include flushometer type water closets, urinals, wall hung lavatories, electric water coolers, and one (1) service sink per floor to meet building occupant needs on every tenant floor and meet handicapped code requirements.

B.	QUALITY ASSURANCE

1.	Compliance: ANSI A117.1; Applicable accessibility regulations.

C.	PRODUCTS

1.	Plumbing Fixtures:

a.	Water Closets: 1.6 gallon per flush cycle, vitreous china, wall hung type, wall hung mounting, back outlet, rim height, trim suitable for service required.

b.	Urinals: 1.6 gallon per flush cycle, vitreous china, wall hanging type, back outlet, trim suitable for service required.

c.	Lavatories: Vitreous china, wall-mounted, fittings and accessories suitable for service required.

d.	Service Sinks: Molded stone, floor mounted, fittings suitable for service required.

e.	Water Coolers: ARI 100, type, capacity, and fittings suitable for service required. ANSI and ADA compliant.

f.	Toilet Seats: Compatible with water closet.

g.	Flushometers: Water closet and urinal types.

h.	Fittings, Except Faucets: Supplies, stops, traps, continuous wastes, and escutcheons.

i.	Supports: ASME A112.6.1M, categories and types as required for fixtures required, including wall reinforcement.

END OF SECTION

MECHANICAL SYSTEMS DESCRIPTIONS	PAGE 15440-1

300 GEORGE STREET New Haven, Connecticut Base Building Tenant Services	3/27/00 Revised 4/28/00

SECTION 15450 - PLUMBING EQUIPMENT

A.	PROJECT INCLUDES BASE BUILDING SYSTEM THAT INCLUDES THE FOLLOWING:

1.	Commercial water heaters for potable hot water systems. Each pair of men’s and women’s toilet rooms on every tenant floor will be provided with a water heater capable of providing 60 gallons an hour of 120 deg. F water for service sink and lavatory hand washing.

B.	QUALITY ASSURANCE

1.	Compliance, Storage Tanks: ASME Code; AWWA standards for nonpressure tanks; NFPA 22.

2.	Compliance, Water Softeners: ASME Code; NSF 44.

3.	Compliance, Water Heaters: UL 174, 732, 778, 1261, 1453; NSF 5; ASME Code Compliance.

C.	PRODUCTS

1.	Water Heaters:

a.	Point-of-Use Storage Electric Water Heaters: Automatic type, glass lined with 150 psig rated storage tank, integral controls, relief valve.

b.	Electric Water Heaters: Automatic type, vertical, glass lined 150 psig rated storage tank, integral controls, drain valve, relief valve.

END OF SECTION

MECHANICAL SYSTEMS DESCRIPTIONS	PAGE 15450-1

300 GEORGE STREET New Haven, Connecticut Base Building Tenant Services	3/27/00 Revised 4/28/00

SECTION 15488 - NATURAL GAS SYSTEMS

A.	PROJECT INCLUDES BASE BUILDING SYSTEMS THAT INCLUDES THE FOLLOWING:

1.	Natural gas systems within the building.

2.	Base building will include a 2-1/2”, 2 psi gas express main to the penthouse roof for tenant provided emergency generators. Local meters provided by the Owner will meter individual gas consumption. Owner to provide manifold with eight (8) 1-inch valved taps. Each tap capable of providing a maximum of 600 cubic feet an hour of gas based on 150 feet of tenant gas piping to the outlet

3.	A 0.25 PSIG gas main shall deliver low pressure gas to four (4) %” valved gas tees with meters on every tenant floor. Each tee will be capable of supplying a maximum of 100 cubic feet an hour of gas based on 60 feet of tenant gas piping to the outlet.

B.	QUALITY ASSURANCE

1.	Compliance: NFPA 54.PRODUCTS

C.	PRODUCTS

1.	Piping System Working Pressure:

a.	Low-Pressure Natural Gas Piping Systems: 6-inch W.C. for tenant laboratory use.

b.	Low-Pressure Natural Gas Piping Systems: 2 psig for express main to penthouse roof for emergency generators.

2.	Pipe, Fittings, and Specialties:

a.	Steel Pipe and Tubes: ASTM A 53, Type E welded or Type S seamless, Grade B, Schedule 40, black.

b.	Fittings and Valves: Suitable for piping type and service class.

c.	Pressure Regulator: Single stage gas pressure regulator; pressure regulator at device.

END OF SECTION

MECHANICAL SYSTEMS DESCRIPTIONS	PAGE 15488-1

300 GEORGE STREET New Haven, Connecticut Base Building Tenant Services	3/27/00 Revised 4/28/00

SECTION 15510 - HYDRONIC PIPING

A.	PROJECT INCLUDES BASE BUILDING SYSTEM THAT INCLUDES THE FOLLOWING:

1.	Existing piping systems for chilled water cooling, condenser water, and drain piping. Four (4”) inch condenser water loop shall be provided at each floor with 1-1/4” supply and return taps for a maximum of 14 GPM every 20-feet for tenant heat pump use. Temperature to be delivered between 60-90 deg. F. Heat exchangers and pumps to be located on floor utility room.

B.	QUALITY ASSURANCE

1.	Compliance: ASME Code, ASME B 31.9.

C.	PRODUCTS

1.	Pipes and Fittings:

a.	Copper Pipe and Tube Material: Drawn temper copper tubing, ASTM B 88, Type L and annealed temper copper tubing, ASTM B 88, Type K.

b.	Steel Pipe: ASTM A 53, Schedule 40, black steel pipe.

END OF SECTION

MECHANICAL SYSTEMS DESCRIPTIONS	PAGE 15510-1

300 GEORGE STREET New Haven, Connecticut Base Building Tenant Services	3/27/00 Revised 4/28/00

SECTION 15520 - STEAM AND CONDENSATE PIPING

A.	PROJECT INCLUDES BASE BUILDING SYSTEM THAT INCLUDES THE FOLLOWING:

1.	Low pressure 12-inch steam riser (15 psi) and 5-inch condensate piping and specialties for base building HVAC heating systems.

B.	QUALITY ASSURANCE

1.	Compliance: ASME Code, ASME B 31.9.

END OF SECTION

MECHANICAL SYSTEMS DESCRIPTIONS	PAGE 15520-1

300 GEORGE STREET New Haven, Connecticut Base Building Tenant Services	3/27/00 Revised 4/28/00

SECTION 15540 - HVAC PUMPS

A.	PROJECT INCLUDES BASE BUILDING SYSTEM THAT INCLUDES THE FOLLOWING:

1.	Centrifugal pumps used in HVAC chilled water and condenser water for primary/secondary pumping base building system.

2.	Condensate vacuum pumps for base building systems.

3.	Condenser water pumps with 150 ton capacity at each office floor and 250 ton capacity at a lab floor with 60% floor space dedicated to laboratory.

B.	QUALITY ASSURANCE

1.	Compliance: UL 778; Hydraulic Institute Standards.

C.	PRODUCTS

1.	HVAC Pumps and Accessories:

END OF SECTION

MECHANICAL SYSTEMS DESCRIPTIONS	PAGE 15540-1

300 GEORGE STREET New Haven, Connecticut Base Building Tenant Services	3/27/00 Revised 4/28/00

SECTION 15555 - BOILERS AND ACCESSORIES

A.	PROJECT INCLUDES BASE BUILDING SYSTEM THAT INCLUDES THE FOLLOWING:

1.	Existing fire tube boilers with combination gas, oil burners for HVAC systems. Boiler accessories include: boiler water treatment, blowdown separator, breeching and chimney, feedwater equipment and deaerator. Boiler to support heat pump system.

B.	QUALITY ASSURANCE

1.	Compliance: NFPA 31, 54; ASME Code; IRI.

END OF SECTION

MECHANICAL SYSTEMS DESCRIPTIONS	PAGE 15555-1

300 GEORGE STREET New Haven, Connecticut Base Building Tenant Services	3/27/00 Revised 4/28/00

SECTION 15680 - CHILLERS AND ACCESSORIES

A.	PROJECT INCLUDES BASE BUILDING SYSTEM THAT INCLUDES THE FOLLOWING:

1.	Water-cooled centrifugal chillers and accessories for base building systems.

B.	QUALITY ASSURANCE

1.	Compliance: ASHRAE 15, UL 465.

END OF SECTION

MECHANICAL SYSTEMS DESCRIPTIONS	PAGE 15680-1

300 GEORGE STREET New Haven, Connecticut Base Building Tenant Services	3/27/00 Revised 4/28/00

SECTION 15710 - COOLING TOWERS AND ACCESSORIES

A.	PROJECT INCLUDES BASE BUILDING SYSTEM THAT INCLUDES THE FOLLOWING:

1.	Three existing cooling towers for rejecting condenser heat from water-cooled base building systems and support of condenser water loop. One (1) existing tower will be utilized for winter operation.

END OF SECTION

MECHANICAL SYSTEMS DESCRIPTIONS	PAGE 15710-1

300 GEORGE STREET New Haven, Connecticut Base Building Tenant Services	3/27/00 Revised 4/28/00

SECTION 15751 - PACKAGED HEAT TRANSFER EQUIPMENT

A.	PROJECT INCLUDES BASE BUILDING SYSTEM THAT INCLUDES THE FOLLOWING: 1. Heat transfer equipment for building HVAC systems.

B.	PRODUCTS

1.	Heat Exchangers:

a.	Steam to Water U-Tube Heat Exchangers: Shell and tube type, removable tube bundle, steam in shell, water in tubes, to support water condenser loop.

b.	Water to water plate frame heat exchanger to support condenser water loop.

2.	Water-Source Heat Pumps (By Tenant):

a.	Heat-Pump Units: Ducted type, factory-assembled and tested, cabinet, sealed refrigerant circuit including compressor, refrigerant to water heat exchanger, refrigerant to air heat exchanger (coil) and reversing valve, evaporator fans, refrigeration and temperature controls, filters, dampers, capacity suitable for use.

END OF SECTION

MECHANICAL SYSTEMS DESCRIPTIONS	PAGE 15751-1

300 GEORGE STREET New Haven, Connecticut Base Building Tenant Services	3/27/00 Revised 4/28/00

SECTION 15830 - TERMINAL HEAT TRANSFER UNITS

A.	PROJECT INCLUDES BASE BUILDING SYSTEM THAT INCLUDES THE FOLLOWING:

1.	Terminal heat transfer units for heating and cooling of base building. Water source heat pumps to be provided for core conditioning.

END OF SECTION

MECHANICAL SYSTEMS DESCRIPTIONS	PAGE 15830-1

300 GEORGE STREET New Haven, Connecticut Base Building Tenant Services	3/27/00 Revised 4/28/00

SECTION 15850 - AIR HANDLING

A.	PROJECT INCLUDES BASE BUILDING SYSTEM THAT INCLUDES THE FOLLOWING:

1.	Fans and air handling units, for base building mechanical systems. Base building systems to provide 50-80 deg. F 100% outdoor air, with duct stub for tenant connection to support tenant air handling system. Tenant to tie into Base Building condenser loop valved stub. Air handling unit and heat pump to be provided by tenant. Base Building air handlers to have 30% filters. Tenant to provide 45% filter in laboratory air handler and final filters as required.

2.	Stair pressurization systems at three central stairs by means of base building fans. Fans shall be approximately 9,000 cfm with pressure relief at top of stairs.

3.	Toilet exhaust fans and duct distribution system to core toilets.

4.	Base Building Owner to provide space for tenant risers and space in penthouse where lab fans are to be located. All tenant loops to extend to penthouse individually. All tenant risers to be installed in a 2 -hour separation including the fan room.

B.	OUTSIDE AIR MAXIMUM FOR TENANT VENTILATION

1.	A typical tenant floor is 42,000 square feet. This does not include the core area.

2.	A typical office floor shall contain 42,000 square feet of tenant space.

3.	A typical laboratory floor shall contain a maximum of 60% laboratory space or 25,200 square feet, and 40% office space or 16,800 square feet.

4.	Tenant with 1/4 of an office floor (10,500 SF):

a.	1,890 cfm maximum outside air (0.18 cfm/SF).

5.	Tenant with 1/3 of an office floor (14,000 SF):

a.	2,52

6.	Tenant with 1/2 of an office floor (21,000 SF):

a.	3,780 cfm maximum outside air (0.18 cfin/SF).

7.	Tenant with 1/4 of a laboratory floor (10,500 SF):

a.	Laboratory area at 6,300 SF is 8,250 cfm maximum outside air (1.31 cfin/SF).

MECHANICAL SYSTEMS DESCRIPTIONS	PAGE 15850-1

300 GEORGE STREET New Haven, Connecticut Base Building Tenant Services	3/27/00 Revised 4/28/00

b.	Office area at 4,200 SF is 750 cfm maximum outside air (0.18 cfm/SF).

8.	Tenant with 1/3 of a laboratory floor (14,000 SF):

a.	Laboratory area at 8,400 SF is 11,000 cfm maximum outside air (1.31 cfin/SF).

b.	Office area at 5,600 SF is 1,000 cfm maximum outside air (0.18 cfm/SF).

9.	Tenant with 1/2 of a laboratory floor (21,000 SF):

a.	Laboratory area at 12,600 SF is 16,500 cfm maximum outside air (1.31 cfm/SF).

b.	Office area at 8,400 SF is 1,500 cfm maximum outside air (0.18 cfin/SF).

END OF SECTION

MECHANICAL SYSTEMS DESCRIPTIONS	PAGE 15850-2

300 GEORGE STREET New Haven, Connecticut Base Building Tenant Services	3/27/00 Revised 4/28/00

SECTION 15890 - AIR DISTRIBUTION

A.	PROJECT INCLUDES BASE BUILDING SYSTEM THAT INCLUDES THE FOLLOWING:

1.	Air distributions systems including ductwork, duct systems, HVAC casings, duct accessories, air outlets and inlets, and air terminals for base building systems.

B.	QUALITY ASSURANCE

1.	Compliance: NFPA 90A, 96.

END OF SECTION

MECHANICAL SYSTEMS DESCRIPTIONS	PAGE 15890-1

300 GEORGE STREET New Haven, Connecticut Base Building Tenant Services	3/27/00 Revised 4/28/00

SECTION 15970 - HVAC CONTROL SYSTEMS

A.	PROJECT INCLUDES BASE BUILDING SYSTEM THAT INCLUDES THE FOLLOWING:

1.	Electronic temperature control systems used for base building HVAC systems. Tenant required to tie into Owner’s DDC to allow controllability of central systems.

END OF SECTION

MECHANICAL SYSTEMS DESCRIPTIONS	PAGE 15970-1

300 GEORGE STREET New Haven, Connecticut Base Building Tenant Services	3/27/00 Revised 4/28/00

SECTION 16000 - ELECTRICAL SYSTEMS DESCRIPTIONS

A.	PROJECT INCLUDES BASE BUILDING SYSTEM THAT INCLUDES THE FOLLOWING:

1.	Electrical Systems for the Following Applications: Refer to individual specification sections following for detailed requirements.

a.	9000 ampere 480/277 volt 3-phase, 4-wire power and distribution.

b.	Lighting, including exit and emergency lighting.

c.	600 kW 480/277 volt 3-phase, 4-wire emergency generator.

d.	Notifier addressable fire alarm and life safety.

e.	Security.

f.	Telephone.

g.	2000 ampere 480/277 volt 3-phase, 4-wire bus duct riser power connections for HVAC and plumbing equipment for tenant use.

2.	Illumination Levels — Base Building:

a.	Public Areas: 30 footcandles, and special areas.

b.	Circulation: 20 footcandles.

c.	Storage: 20 footcandles.

d.	Mechanical: 20 footcandles.

END OF SECTION

MECHANICAL SYSTEMS DESCRIPTIONS	PAGE 16000-1

300 GEORGE STREET New Haven, Connecticut Base Building Tenant Services	3/27/00 Revised 4/28/00

SECTION 16120 - WIRES AND CABLES

A.	PROJECT INCLUDES BASE BUILDING SYSTEMS THAT INCLUDE THE FOLLOWING:

1.	Wires, cables, and connectors for power, lighting, signal, control and related systems rated 600 volts and less.

B.	QUALITY ASSURANCE

1.	Compliance: National Electrical Code; UL 4, 83, 486A, 486B, 854; NEMA/ICEA WC-5, WC- 7, WC-8; IEEE 82.

C.	PRODUCTS

1.	Wire Components:

a.	Conductors for Power and Lighting Circuits: Solid conductors for No. 10 AWG and smaller; stranded conductors for No. 8 AWG and larger.

b.	Conductor Material: Copper.

c.	Insulation: THHN/THWN for conductors size 500MCM and smaller; THW, THHN/THWN or XHHW insulation for other sizes based on location.

d.	Jackets: Factory-applied nylon or PVC.

e.	Mineral insulated.

2.	Cables:

a.	Underground Service Entrance Cable: UL Type USE.

b.	Underground Feeder and Branch-Circuit Cable: UL Type UF.

c.	Portable Cord for Flexible Pendant Leads to Outlets and Equipment: UL Type S.

d.	Control/Signal Transmission Media: Single conductor coaxial type with polyethylene core; twisted pair, direct burial, aerial, plenum and video types.

e.	Flat Cabling System for Power Under Carpet Tile: Factory-laminated three-piece assembly including bottom shield, conductor assembly, and ground shield.

f.	Flat Cabling System for Telephone and Data Transmission Under Carpet Tile: Flat cable with capacity required.

g.	M.I. mineral insulated metal-sheathed cable.

3.	Connectors: UL listed solderless metal connectors with appropriate temperature ratings. a. Mineral insulated cable connectors and connections.

END OF SECTION

MECHANICAL SYSTEMS DESCRIPTIONS	PAGE 16120-1

300 GEORGE STREET New Haven, Connecticut Base Building Tenant Services	3/27/00 Revised 4/28/00

SECTION 16140 - WIRING DEVICES

A.	PROJECT INCLUDES BASE BUILDING SYSTEM THAT INCLUDES THE FOLLOWING:

1.	Wiring devices for electrical service.

B.	QUALITY ASSURANCE

1.	Compliance: National Electrical Code, NEMA WD 1, UL.

C.	PRODUCTS

1.	Wiring Devices and Components:

a.	Receptacles: UL 498 and NEMA WD 1.

b.	Industrial Receptacles: UL 498 pin and sleeve type; UL 1010 at hazardous locations.

c.	Ground-Fault Interrupter (GFI) Receptacles: Feed-thru type ground-fault circuit interrupter with integral duplex receptacles.

d.	Isolated Ground Receptacles: Listed and labeled, equipment grounding contacts integral to receptacle construction.

e.	Plugs: 20 amperes, 125 volts, 3 wire, grounding.

f.	Plug Connectors: 20 amperes, 125 volts, bakelite-body armored connectors, 3 wire, grounding.

g.	Snap Switches: UL 20 and NEMA WD 1, AC switches.

h.	Combination Switch and Receptacles: 3-way switch, 20 amperes, AC with toggle switch handle, 3 wire grounding receptacle, 20 amperes, 120 volts.

i.	Dimmer Switches, Incandescent Lamps: NEMA WD 1, solid state modular dimmer switches, 120 volts, 60 Hertz, adjustable rotary knob.

j.	Dimmer Switches, Fluorescent Lamps: Full-wave modular type AC dimmer with electromagnetic filters.

k.	Telephone Jacks: 4 position modular, flush in face of wall, plated.

l.	Wall Plates: Single and combination types, brushed stainless steel plate.

END OF SECTION

MECHANICAL SYSTEMS DESCRIPTIONS	PAGE 16140-1

300 GEORGE STREET New Haven, Connecticut Base Building Tenant Services	3/27/00 Revised 4/28/00

SECTION 16400 - SERVICE AND DISTRIBUTION

A.	PROJECT INCLUDES BASE BUILDING SYSTEM THAT INCLUDES THE FOLLOWING:

1.	Electrical service and distribution including service entrance, switchboards, low-voltage power switchgear, grounding, transformers, busways, panelboards, overcurrent protective devices, and motor controllers.

2.	Service and Distribution Requirements:

B.	PRODUCTS

1.	Service Entrance:

a.	Circuit Breakers: Three (3) 3000 ampere pringle switches serving the building.

b.	Fuses: Time-delay, fast-acting, current-limiting types.Meter Sockets: Acceptable to local utility company.

c.	Switches: Heavy-duty safety switches with NEMA Type 1 enclosure.

2.	Switchboards:

a.	Switchboard Type: Front-connected, front-accessible with fixed main device, panel-mounted branches and sections rear aligned.

b.	Switchboard Type: Front and side and rear accessible sections for fixed main device, branches and sections.

c.	Enclosure: NEMA 1, indoor.

d.	Utility Metering Compartment: Acceptable to local utility company.

e.	Buses and Connections: 480/277 volt, three-phase, four-wire type, uniform capacity entire length of switchboard.

f.	Overcurrent Protective Devices (OCPDs): Ratings, characteristics and settings suitable for use.

g.	Circuit Control and Protective Devices: Combination motor starter, automatic transfer switches, surge arrestors.

h.	Instrument Transformers: NEMA El 21.1, IEEE C57.13.

i.	Ratings: Nominal system voltage, continuous main bus amperage, short-circuit-current rating suitable for use.

3.	Low-Voltage Power Switchgear:

a.	Low Voltage Switchgear Assemblies: IEEE C37.20.1 and UL 1558. Nominal system voltage, main bus continuous amperage suitable for use. Short-time and short-circuit-current ratings same as highest rated circuit breaker in switchgear assembly.

MECHANICAL SYSTEMS DESCRIPTIONS	PAGE 16400-1

300 GEORGE STREET New Haven, Connecticut Base Building Tenant Services	3/27/00 Revised 4/28/00

b.	Low Voltage Drawout Power Circuit Breakers: IEEE C37.13 and UL 1066. Continuous current, interrupting, and short-time current ratings for each circuit breaker suitable for use. Voltage and frequency ratings same as switchgear.

4.	Grounding:

a.	Grounding Equipment: UL 467; copper conductors; NEC Table 8 wire and cable conductors; connectors.

b.	Grounding Electrodes: Copper-clad steel ground rods.

5.	Transformers:

a.	Dry Type Transformers: NEMA ST 20, copper windings, 2 winding type; enclosure type, insulation class, insulation temperature rise suitable for use; low-voltage surge arrestors; electrostatic shielding.

b.	Buck-Boost Transformers: NEMA ST 1, UL 506, self cooled dry type; continuous duty rating.

6.	Busways:

a.	Busways: Plug-in type, ANSI/UL 857, NEMA BU 1, enclosed, nonventilated, suitable for indoor installation, copper conductors.

b.	Plug-In Devices: Circuit breaker plugs, fusible switch plugs, fuse plugs, combination starter plugs; compatible with connected busway.

c.	A 2000 ampere 480/277 volt, 3-phase, 4-wire buss duct riser is available for tenant use, serving a total of three floors. Buss plug, transformer, panel, and check meter by tenant.

7.	Panelboards:

a.	Panelboards: NEMA PB 1, UL 50, 61, with overcurrent protective devices, enclosure suitable for use, copper bus, compression type main and neutral lugs, IEEE C62.1 surge arresters.

b.	Panelboard Type: Lighting and appliance branch circuit panelboards; distribution panelboards.

8.	Overcurrent Protective Devices:

a.	Overcurrent Protective Devices: Integral to panelboards, switchboards, and motor control centers.

b.	Cartridge Fuses: NEMA FU 1, class suitable for use.

c.	Fusible Switches: UL 98, NEMA KS 1, rating suitable for use.

MECHANICAL SYSTEMS DESCRIPTIONS	PAGE 16400-2

300 GEORGE STREET New Haven, Connecticut Base Building Tenant Services	3/27/00 Revised 4/28/00

d.	Molded Case Circuit Breakers: UL 489, NEMA AB 1; combination circuit breaker and ground fault circuit interrupters type; current-limiting circuit breaker type; rating suitable for use.

9.	Fuses:

a.	Cartridge Fuses: ANSI/IEEE FU 1, nonrenewable cartridge type, noninterchangeable type.

b.	Spare Fuse Cabinet: Wall-mounted 18 gage (.0358 inch) (.9 mm) steel unit.

10.	Motor Controllers:

a.	Manual Motor Controllers: Quick-make, quick-break toggle action.

b.	Magnetic Motor Controllers: Full-voltage nonreversing, across-the-line, magnetic controller.

c.	Multispeed Motor Controllers: Full-voltage nonreversing, across-the-line, magnetic controller, multispeed type.

d.	Reduced-Voltage Motor Controllers: Solid state type.

e.	Solid-State, Variable-Speed Motor Controllers: Variable speed control for NEMA Design B, 3 phase induction motor; ratings, control interfaces, internal adjustability, multiple motor capability, fusible features suitable for use.

f.	Combination Controller/Disconnect: Suitable for use.

11.	Maximum power available to tenant from Base Building services.

a.	A Laboratory tenant, assuming 60% of the tenant space is laboratory and 40% of the tenant space is office, will be provided with a maximum of 15 watts/SF of demand power. Power is at 480V/3-phase/4-wire. This power is to be used for laboratory, support and office functions.

b.	An office tenant will be provided with a maximum of 8 watts/SF of demand power. Power is at 480V/3-phase/4-wire. This power is to be used for support and office functions.

END OF SECTION

MECHANICAL SYSTEMS DESCRIPTIONS	PAGE 16400-3

300 GEORGE STREET New Haven, Connecticut Base Building Tenant Services	3/27/00 Revised 4/28/00

SECTION 16515 - INTERIOR LIGHTING

A.	PROJECT INCLUDES BASE BUILDING SYSTEM THAT INCLUDES THE FOLLOWING:

1.	Interior lighting fixtures, lamps, ballasts, emergency lighting units, and accessories for egress paths and core areas of building.

B.	QUALITY ASSURANCE

1.	Compliance: NFPA 70 “National Electrical Code.”

C.	PRODUCTS

1.	Interior Lighting Components:

a.	Fluorescent Fixtures: Fixtures, UL 1570; ballasts, UL 935, electronic, and dimming types; air handling fixtures.

b.	High Intensity Discharge (HID) Fixtures: UL 1572; ballasts, UL 1029; instant restrike device.

c.	Incandescent Fixtures: UL 1571.

d.	Fixtures for Hazardous Locations: UL 844.

e.	Track Lighting Systems: UL 1574.

f.	Exit Signs: UL 924, self-powered battery type and self-powered luminous source type.

g.	Emergency Lighting Units: UL 924.

h.	Emergency Fluorescent Power Supply: UL 924.

i.	Lamps: ANSI Standards, C78 series.

j.	Suspended Fixture Support Components: Stem, rod, and hook hangers.

D.	SCOPE

1.	New core lighting all floors, toilet rooms, utility rooms, elevator, lobby, egress corridor, common corridor, stairwell lighting by base building.

2.	Tenant to provide lighting fixtures in tenant area to building standards.

3.	Base building standards as follows:

a.	2’x4’ recessed parabolic light fixtures with electronic ballast and T-8 lamps to achieve 55 footcandles for all office areas.

b.	2’x2’ recessed parabolic light fixtures with electronic ballast and T-8 lamps to achieve 30 footcandles for all office areas.

c.	Direct/indirect lighting in all labs to achieve 75 footcandles with electronic ballast and T-8 lamps.

d.	All lighting to be approximately 1.5 watts per square foot or less.

END OF SECTION

MECHANICAL SYSTEMS DESCRIPTIONS	PAGE 16515-1

300 GEORGE STREET New Haven, Connecticut Base Building Tenant Services	3/27/00 Revised 4/28/00

SECTION 16525 - EXTERIOR LIGHTING

A.	PROJECT INCLUDES BASE BUILDING SYSTEM THAT INCLUDES THE FOLLOWING:

1.	Exterior lighting fixtures, lamps, ballasts, poles, standards, and accessories.

B.	QUALITY ASSURANCE

1.	Compliance: NFPA 70 “National Electrical Code.”

C.	PRODUCTS

1.	Exterior Lighting Components:

a.	Fluorescent Fixtures: Fixtures, UL 1570; ballasts, UL 935, energy-saving and electronic types.

b.	High Intensity Discharge (HID) Fixtures: UL 1572; ballasts, UL 1029; instant restrike device to match existing building HID source.

c.	Lamps: ANSI Standards, C78 series.

d.	Fixture Support Poles, Mast Arms and Brackets: Aluminum.

END OF SECTION

MECHANICAL SYSTEMS DESCRIPTIONS	PAGE 16525-1

300 GEORGE STREET New Haven, Connecticut Base Building Tenant Services	3/27/00 Revised 4/28/00

SECTION 16620—PACKAGED ENGINE GENERATOR SYSTEMS

A.	PROJECT INCLUDES BASE BUILDING SYSTEM THAT INCLUDES THE FOLLOWING:

1.	Packaged diesel engine generator system.

B.	QUALITY ASSURANCE

1.	Compliance: NFPA 110.

C.	PRODUCTS

1.	Packaged Engine Generator System Characteristics:

a.	Type: 600 kW emergency/standby-rated, automatically started and manually started diesel engine coupled to an AC generator unit located on the second floor roof.

b.	Ratings: Voltage, frequency, and power output ratings suitable for use.

c.	Maximum Transfer Time to Assume Full Load: Suitable for service.

d.	Fuel Supply: 5.6 hours of operation.

2.	Packaged Engine Generator System Components:

a.	Engine: NFPA 37, four cycle.

b.	Engine Fuel: Diesel fuel oil grade DF-2.

c.	Cooling System: Closed-loop, liquid-cooled, radiator mounted on generator set base.

d.	Fuel Supply System: NFPA 30, 37; 500 gallon day tank, redundant high-level fuel shutoff, fuel piping and storage tank.

e.	Engine Exhaust System: Critical.

f.	Combustion Air-Intake System: Filter type air intake silencer, intake duct and connections.

g.	Starting System: Electric with negative ground.

h.	Control and Monitoring: Operating and safety indications, protective devices, basic system controls, engine gages.

i.	Generator, Exciter, and Voltage Regulator: NEMA MG 1, direct drive.

j.	Load Bank: Permanent outdoor, remotely controlled, forced-air cooled, resistive/reactive unit.

k.	Outdoor Generator Set Enclosure: Weatherproof aluminum housing, louvers, dampers. 1. Transfer Switches: Automatic 4-pole, applicable to service required.

3.	Space provided in penthouse and/or on the roof for tenant generator sets for their use. No stand-by power for tenant requirements are provided as part of base building. (Note: Other tenant floors to be served in a similar manner as required.)

MECHANICAL SYSTEMS DESCRIPTIONS	PAGE 16620-1

300 GEORGE STREET New Haven, Connecticut Base Building Tenant Services	3/27/00 Revised 4/28/00

4.	New emergency circuiting from new emergency distribution panel every third floor, to common area exit lights and emergency lighting.

5.	Supplemental battery units in all egress pathways.

6.	Provide structural support.

7.	Fuel oil fill pump system.

8.	Life safety and equipment loads on new generator:

a.	Life safety

b.	Elevator needs

c.	Fire pump/jockey pumps Boilers, condensate pump

d.	Cooling tower pumps

e.	Temperature control panels

f.	Fire alarm panel

g.	Stair pressurization fans

h.	Security systems

i.	Two Owner air handling units

9.	No central point of connection for tenant emergency life safety lighting. Tenant shall install battery units within tenant space. Tenant shall also be responsible for their own stand-by needs.

END OF SECTION

MECHANICAL SYSTEMS DESCRIPTIONS	PAGE 16620-2

300 GEORGE STREET New Haven, Connecticut Base Building Tenant Services	3/27/00 Revised 4/28/00

SECTION 16660 - GROUND-FAULT PROTECTION SYSTEMS

A.	PROJECT INCLUDES BASE BUILDING SYSTEM THAT INCLUDES THE FOLLOWING:

1.	Ground-fault sensing, relaying, tripping, and alarm devices for installation in distribution switchboards and panelboards rated 600 volts and less.

B.	PRODUCTS

1.	Ground-Fault Sensing Devices:

a.	Outgoing-Circuit Current Sensors: Current transformer with circuits requiring outgoing-circuit sensing method.

b.	Ground-Return Current Sensors: Current transformer for encircling main bonding jumper connection.

c.	Short Circuit Rating: 200,000 amperes RMS symmetrical.

d.	Outputs: Compatible with relay inputs.

2.	Ground-Fault Relays and Monitors:

a.	Ground-Fault Relay: Solid-state type without external electrical power supply required for relay.

b.	Monitor Panels: Ground-fault indicators, control-power indicators, test and reset buttons.

END OF SECTION

MECHANICAL SYSTEMS DESCRIPTIONS	PAGE 16660-1

300 GEORGE STREET New Haven, Connecticut Base Building Tenant Services	3/27/00 Revised 4/28/00

SECTION 16721 - FIRE ALARM SYSTEMS

A.	PROJECT INCLUDES BASE BUILDING SYSTEM THAT INCLUDES THE FOLLOWING:

1.	“Notifier” addressable, analog, microprocessor-based fire detection and alarm system with manual and automatic alarm initiation, analog addressable smoke detectors, and automatic alarm verification for alarms initiated by designated smoke detector zones.

B.	QUALITY ASSURANCE

1.	Compliance: NFPA 70, 71, 72, 72E, 72G, 72H.

C.	PRODUCTS

1.	Fire Alarm System Characteristics:

a.	Signal Transmission: Hard-wired individual circuits.

b.	Audible Alarm Indication: Speakers and voice alarm messages.

c.	Interface: Smoke removal systems, smoke dampers, air handling units control.

2.	Fire Alarm System Components:

a.	Manual Pull Stations: Double-action type, metal.

b.	Smoke Detectors: UL 268, self-restoring type with visual indicator, photoelectric and ionization-types.

c.	Thermal Detectors: Fixed-temperature and rate-of-rise type.

d.	Flame Detectors: Ultraviolet type with delay.

e.	Visual Alarm Devices: Dual-voltage strobe lights.

f.	Voice/Tone Speakers: UL 1480 type.

g.	Fire Fighters Telephones: Telephone handset with dedicated, supervised communication lines.

h.	Device Location-Indicating Lights: System-voltage-indicating light.

i.	Magnetic Door Holders: Wall or floor mounted type.

j.	Fire Alarm Control Panel: UL 864 with lockable steel enclosure and alphanumeric display and system controls.

k.	Graphic Annunciator: LED indicators on graphic building floor plan.

l.	System Printer: Dot-matrix type.

m.	Transmitter: Auto-dialer type.

n.	Emergency Power Supply: Battery operated, 60-hour operation capacity.

o.	Line-Voltage and Low-Voltage Circuits: Solid copper conductors with rated insulation, color coded.

p.	Conduit: Rigid steel, fire-rated type.

MECHANICAL SYSTEMS DESCRIPTIONS	PAGE 16721-1

300 GEORGE STREET New Haven, Connecticut Base Building Tenant Services	3/27/00 Revised 4/28/00

3.	All new F.A. devices shall be addressable and code approved, for all egress common corridors.

4.	New system transponders for tenant connection, located every third floor.

5.	All fire alarm devices installed by tenant shall be new “Notifier” equipment.

6.	Each tenant will be allowed a total of 25 addressable points for each quadrant for a typical floor. A total of 100 points per floor.

END OF SECTION

MECHANICAL SYSTEMS DESCRIPTIONS	PAGE 16721-2

300 GEORGE STREET New Haven, Connecticut Base Building Tenant Services	3/27/00 Revised 4/28/00

SECTION 16724 - INTRUSION DETECTION SYSTEMS

A.	PROJECT INCLUDES BASE BUILDING SYSTEM THAT INCLUDES THE FOLLOWING:

1.	Intrusion detection system including sensors, signal equipment, controls, and alarm displays.

B.	QUALITY ASSURANCE

1.	Compliance: UL 609, 681, 1023, 1076, 1641, FM approval as applicable.

C.	PRODUCTS

1.	Intrusion Detection System Components:

a.	Surge Protection: UL 1449.

b.	Interference Resistance: Not affected by radiated radio frequency interference and electrical as applicable.

c.	Tamper Protection: Tamper protection switches.

d.	Intrusion Detection Devices: Types, features, accessories and mounting conditions as applicable.

e.	Alarm Contact Arrangement: Single-pole, double-throw type.

f.	Door Switches: UL 634.

g.	Space Intrusion Detection Devices: UL 639, passive infrared, microwave, acoustical, glass-break, vibration, and dual-technology devices as applicable.

h.	System Control Panel: UL compliance for type of unit.

i.	Annunciator: Visual display and audible alarm.

j.	Secure-Access Control Stations: Keypad, display module, and key-operated switch.

k.	System Printer: Dot-matrix type with NRTL label.

l.	Wire and Cable: Stranded copper.

D.	SCOPE

1.	Match base building manufacturer.

a.	A card key access system to monitor and control all ground floor access doors.

b.	Complete system by Owner’s security contractor.

c.	Tenant area system installed by tenant with access by Owner.

END OF SECTION

MECHANICAL SYSTEMS DESCRIPTIONS	PAGE 16724-1

300 GEORGE STREET New Haven, Connecticut Base Building Tenant Services	3/27/00 Revised 4/28/00

SECTION 16740 - TELEPHONE SYSTEMS

A.	PROJECT INCLUDES BASE BUILDING SYSTEM THAT INCLUDES THE FOLLOWING:

1.	Single-line telephone system.

2.	Key type (pushbutton) telephone system.

3.	Private automatic branch exchange (PABX) telephone system.

4.	Interior telephone distribution system.

5.	System: Closet to be provided by tenant for tenant use.

B.	QUALITY ASSURANCE

1.	Compliance: FCC regulations.

C.	PRODUCTS

1.	Telephone System Components:

a.	Telephone wiring, cabling, and jacks.

b.	Control and signal transmission media.

c.	Attendant’s consoles. Switching systems.

d.	Modems.

e.	Line drivers.

f.	Terminals.

g.	Telephone instruments (handsets).

h.	Integrated voice/data switches.

i.	Ancillary equipment.

2.	Telephone Distribution System Components:

a.	Terminal Blocks: Type 66 or 100, stand-off brackets.

b.	Jack Assemblies: 8 -position modular, latching, plug type.

c.	Cable: 4 pair, No. 24 AWG, solid copper, ICEA S-80-576.

d.	Raceways, Boxes, Cabinets: Comply with project standards.

e.	Backboard: Interior grade plywood, 3/4 inch (19 mm) thick.

END OF SECTION

MECHANICAL SYSTEMS DESCRIPTIONS	PAGE 16740-1

EXHIBIT B

BUILDING RULES AND REGULATIONS

The following rules and regulations shall apply, where applicable, to the Premises, the Building, the parking garage (if any), the Property and the appurtenances. Capitalized terms have the same meaning as defined in the Lease.

1.	Sidewalks, doorways, vestibules, halls, stairways and other similar areas shall not be obstructed by Tenant or used by Tenant for any purpose other than ingress and egress to and from the Premises. No rubbish, litter, trash, or material shall be placed, emptied, or thrown in those areas. At to time shall Tenant permit Tenant’s employees to loiter in Common Areas or elsewhere about the Building or Property.

2.	Plumbing fixtures and appliances shall be used only for the purpose for which designed, and no sweepings, rubbish, rags or other unsuitable material shall be thrown or placed in the fixtures or appliances. Damage resulting to fixtures or appliances by Tenant, its agents, employees or agents, shall be paid for by Tenant, and Landlord shall not be responsible for the damage.

3.	No signs, advertisements or notices shall be painted or affixed to windows, doors or other party of the Building, except those of such color, size, style and in such places as are first approved in writing by Landlord. All tenant identification and suite numbers at the entrance to the Premises shall be installed by Landlord, at Tenant’s cost and expense, using the standard graphics for the Building. Except in connection with the hanging of lightweight pictures and wall decorations, no nails, hooks or screws shall be inserted into any part of the Premises or Building except by the Building maintenance personnel.

4.	Landlord may provide and maintain in the first floor (main lobby) of the Building an alphabetical directory board or other directory device listing tenants, and no other directory shall be permitted unless previously consented to by Landlord in writing.

5.	Tenant shall not place any lock(s) on any door in the Premises or Building without Landlord’s prior written consent and Landlord shall have the right to retain at all times and to use keys to all locks within and into the Premises. A reasonable number of keys to the locks on the entry doors in the Premises shall be furnished by Landlord to Tenant at Tenant’s cost, and Tenant shall not make any duplicate keys. All keys shall be returned to Landlord at the expiration or early termination of this Lease.

6.	All contractors, contractor’s representatives and installation technicians performing Work in the Building shall be subject to Landlord’s prior approval and shall be required to comply with Landlord’s standard rules, regulations, policies and procedures, which may be revised from time to time.

7.

Movement in or out of the Building of furniture or office equipment, or dispatch or receipt by Tenant of merchandise or materials requiring the use of elevators, stairways, lobby areas or loading dock areas, shall be restricted to hours designated by Landlord. Tenant shall obtain Landlord’s prior approval by providing a detailed listing of the activity. If approved by Landlord, the activity shall be under the supervision of Landlord and performed in the manner required by Landlord. Tenant shall assume all risk for damage to articles moved and injury to any persons resulting activity. If equipment, property, or personnel of Landlord or of any other party is damaged or injured as a result of or in connection with the activity, Tenant shall be solely liable for any resulting damage or loss. If building personnel are on-site during the move Tenant shall reimburse Landlord for actual costs incurred.

8.	Landlord shall have the right to approve the weight, size, or location of heavy equipment or articles in and about the Premises. Damage to the Building by the installation, maintenance, operation, existence or removal of the property of Tenant shall be repaired at Tenant’s sole expense.

9.	Corridor doors, when not in use, shall be kept closed.

10.	Tenant shall not: (1) make or permit any improper, objectionable or unpleasant noises or odors in the Building, or otherwise interfere in any way with other tenants or persons having business with them; (2) solicit business or distribute, or cause to be distributed, in any portion of the Building, handbills, promotional materials or other advertising; or (3) conduct or permit other activities in the Building that might, in Landlord’s sole opinion, constitute a nuisance.

11.	No animals, except those assisting handicapped persons or those necessary for the conduct of Tenant’s business, shall be brought into the Building or kept in or about the Premises.

12.	Tenant shall not use or occupy the Premises in any manner or for any purpose which might injure the reputation or impair the present or future value of the Premises or the Building. Tenant shall not use, or permit any part of the Premises to be used, for lodging, sleeping or for any illegal purpose.

13.	Tenant shall not take any action which would violate Landlord’s labor contracts or which would cause a work stoppage, picketing, labor disruption or dispute, or interfere with Landlord’s or any other tenant’s or occupant’s business or with the right and privileges of any person lawfully in the Building (“Labor Disruption”). Tenant shall take the actions necessary to resolve the Labor Disruption, and shall have pickets removed and, at the request of Landlord, immediately terminate any work in the Premises that have rise to the Labor Disruption, until Landlord gives its written consent for the work to resume. Tenant shall have no claim for damages against Landlord or any of the Landlord Related Parties, nor shall the date of the commencement of the Term be extended as a result of the above actions.

14.

Tenant shall not install, operate or maintain in the Premises or in any other area of the Building, electrical equipment that would overload the electrical system beyond its capacity for proper, efficient and safe operation as determined solely by Landlord. Tenant shall not furnish cooling or heating to the Premises, including, without limitation, the use of electronic or gas heating devices, without Landlord’s prior written consent.

Tenant shall not use more than its proportionate share of telephone lines and other telecommunication facilities available to service the Building.

15.	Tenant shall not operate or permit to be operated a coin or token operated vending machine or similar device (including, without limitation, telephones, lockers, toilets, scales, amusement devices and machines for sale of beverages, foods, candy, cigarettes and other goods).

16.	Bicycles and other vehicles are not permitted inside the Building or on the walkways outside the Building, except in areas designated by Landlord.

17.	Landlord may from time to time adopt systems and procedures for the security and safety of the Building, its occupants, entry, use and contents. Tenant, its agents, employees, contractors, guests and invitees shall comply with Landlord’s systems and procedures.

18.	Landlord shall have the right to prohibit the use of the name of the Building or any other publicity by Tenant that in Landlord’s sole opinion may impair the reputation of the Building or its desirability. Upon written notice from Landlord, Tenant shall refrain from and discontinue such publicity immediately.

19.	Tenant shall not canvass, solicit or peddle in or about the Building or the Property.

20.	Neither Tenant nor its agents, employees, contractors, guests or invitees shall smoke or permit smoking in the Premises or in Common Areas, unless the Common Areas have been declared a designated smoking area by Landlord. Landlord shall have the right to designate the entirety of the Building (including the Premises) as a non-smoking building.

21.	Landlord shall have the right to designate and approve standard window coverings for the Premises and to establish rules to assure that the Building presents a uniform exterior appearance. Tenant shall ensure, to the extent reasonably practicable, that window coverings are closed on windows in the Premises while they are exposed to the direct rays of the sun.

22.	Deliveries to and from the Premises shall be made only at the times, in the areas and through the entrances and exits designated by Landlord. Tenant shall not make deliveries to or from the Premises in a manner that might interfere with the use by any other tenant of its premises or of the Common Areas, any pedestrian use, or any use which is inconsistent with good business practice.

23.	The work of cleaning personnel shall not be hindered by Tenant after 5:30 p.m., and cleaning work may be done at any time when the offices are vacant. Windows, doors and fixtures may be cleaned at any time. Tenant shall provide adequate waste and rubbish receptacles to prevent unreasonable hardship to the cleaning service. Tenant will comply with the Building’s recycling policies.

EXHIBIT C

WORK LETTER

This Exhibit is attached to and made a part of the Lease and is entered into as of the                      day of                     , 2000 by and between WE GEORGE STREET, L.L.C., a Delaware limited liability company (“Landlord”) and ACHILLION PHARMACEUTICALS, INC. (“Tenant”) for space in the Building located at 300 George Street, New Haven, Connecticut.

1.	Alterations and Allowance.

A. (i)	Tenant, following the delivery of the Premises by Landlord and the full and final execution and delivery of this Lease and all prepaid rental and security deposits required hereunder, shall have the right to have performed alterations and improvements in the Premises (the “Initial Alterations”). Landlord and Tenant agree that Landlord will perform the Initial Alterations. Notwithstanding the foregoing, Initial Alterations may not be performed in the Premises unless and until Tenant has complied with all of the terms and conditions of Article 9(c) of this Lease, including, without limitation, approval by Landlord of the final plans for the Initial Alterations. Tenant shall be responsible for all elements of the design of Tenant’s plans and specifications (including, without limitation, compliance with law, functionality of design, the structural integrity of the design, the configuration of the Premises and the placement of Tenant’s furniture, appliances and equipment), and Landlord’s approval of Tenant’s plans and specifications shall in no event relieve Tenant of the responsibility for such design. All plans and specifications will be prepared in accordance with and not exceed the capacities set forth in the Base Building MEP. Tenant shall use commercially reasonable efforts to provide Landlord within 15 days after execution of this Lease, with any information Landlord may reasonably require in order to permit Landlord to commence to perform the Initial Alterations. The plans and specifications, as approved, are sometimes referred to herein as the Tenant Improvement Plans. Attached hereto as Exhibit C-l and C-2 is a list of the initial plans and specifications for the Initial Alterations and as Exhibit C-3, a preliminary budget for the performance of the Initial Alterations, as they have been approved by Landlord and Tenant.

(ii)	Landlord shall phase the performance of the Initial Alterations by building out, first, the Initial Premises and then building out the Subsequent Premises. References herein to Landlord performing Initial Alterations pursuant to Tenant Improvement Plans shall be applicable to all phases of the build-out, except that the Allowance shall be first applied and allocated to the costs incurred in connection with the Initial Alterations performed for the Initial Premises.

1

B.	Landlord shall permit Tenant to deviate from the building standards for the Initial Alterations; provided that (a) the deviations shall not be of a lesser quality than the standards; (b) the deviations conform to applicable governmental regulations; (c) the deviations do not require base Building services or systems to deviate from the specifications set forth in the Base Building MEP nor beyond the level normally provided to other tenants in the Building and do not overload the floors, and (d) Landlord has determined in its sole discretion that the deviations are of a nature and quality that are consistent with the overall objectives of the Landlord for the Building.

C. (i)	Landlord shall submit the Tenant Improvement Plans to the appropriate governmental body for plan checking and the issuance of a building permit. Landlord, with Tenant’s cooperation, shall cause to be made any changes in the plans and specifications necessary to obtain the building permit. After the final approval of the working drawings, no further changes to the Tenant Improvement Plans may be made without the prior written approval from both Landlord and Tenant, which approval shall not be unreasonably withheld or delayed, and, with regard to each and every change, only after agreement by Tenant to pay any Excess Costs (as defined below) resulting from the design and/or construction of such changes. In the event of any change in the plans made pursuant to a request of Tenant and if such change in the plans causes a delay in the anticipated date of Substantial Completion or in the construction schedule, and provided Landlord gives notice to Tenant of such delay, then such resultant delay shall constitute a “Tenant Delay”.

(ii)	Notwithstanding the foregoing, Landlord shall not be expected nor required to obtain any permits or approvals relating to (y) any back-up generator or other personal property and equipment installed on Tenant’s behalf and (z) Tenant’s use of the Premises, except for the building permit(s) for the Initial Alterations and the temporary or permanent certificate(s) of occupancy which shall be Landlord’s responsibility. Tenant shall be solely responsible for obtaining, at its sole cost and expense, all permits and approvals necessary or appropriate for the conduct of its business, operation of its property and equipment and use of the Premises, except, as set forth above, with respect to building permit(s) for the construction of the Initial Alterations and any temporary and/or permanent certificate(s) of occupancy issued pursuant to such validly obtained building permits upon completion of the Initial Alterations.

II.	CONSTRUCTION OF INITIAL ALTERATIONS.

After a building permit for the Initial Alterations has been issued, Landlord shall enter into a Fixed Percentage construction contract with its contractor for the construction of the Initial Alterations in accordance with the Tenant Improvement Plans. Landlord’s contractor shall obtain competitive bids from subcontractors and suppliers. Tenant may, from time to time, review the bids and if Tenant is not reasonably satisfied that the bids are competitive, Tenant

2

may request that additional bids from subcontractors or suppliers be obtained. Tenant shall have the right to attend and participate in regular construction progress meetings. Landlord shall supervise the completion of such work and shall use due diligence to secure Substantial Completion of the Initial Alterations for the Initial Premises on or about July 1, 2000 and Substantial Completion of the Initial Alterations for the Subsequent Premises on or about September 1, 2000. The cost of such work shall be paid by Tenant, after application of the Allowance, as provided in Section III hereof. Landlord shall not be liable for any direct or indirect costs, expenses or damages as a result of delays in construction caused by Tenant Delays or other events beyond Landlord’s reasonable control, including, but not limited to, acts of God, inability to secure governmental approvals or permits other than building permit(s) and certificate(s) of occupancy for the Initial Alterations, governmental restrictions, strikes or availability of materials or labor.

III.	PAYMENT OF COST OF THE INITIAL ALTERATIONS.

A. Landlord hereby grants to Tenant an Allowance in an amount not to exceed $25.00 per rentable foot of the Premises. Landlord’s engineer shall calculate the rentable square footage of the Premises in accordance with BOMA, provided, however, in no event shall the Allowance be based on a rentable square footage of less than 20,148 rentable square feet. Such Tenant Allowance shall be used only for:

(i) Payment of the cost of preparing any initial space plan and the final working drawings and specifications, including mechanical, electrical, plumbing and structural drawings and of all other aspects of the Tenant Improvement Plans. The Tenant Allowance will not be used for payments to any consultants, designers or architects other than Landlord’s architect, engineer and/or space planner.

(ii) The payment of plan check, permit and license fees relating to construction of the Initial Alterations.

(iii) Construction of Initial Alterations, including, without limitation, the following:

1. Installation within the Premises of all partitioning, doors, floor coverings, ceilings, wall coverings and painting, millwork and similar items.

2. All electrical wiring, lighting fixtures, outlets and switches, and other electrical work to be installed within the Premises.

3. All additional Tenant requirements including, but not limited to, odor control, special heating, ventilation and air conditioning, noise or vibration control, plumbing systems and other special systems.

4. All fire and life protection systems such as fire walls, alarms, including accessories, safety control systems, sprinklers, halon, fire piping, and wiring installed within the Premises.

3

5. All plumbing, fixtures, pipes and accessories to be installed within the Premises.

6. Testing and inspection costs.

7. Contractor’s fees, including, but not limited to, any fees based on general conditions.

8. Architectural, engineering and energy management services.

B. The cost of each item shall be first charged against the Allowance. Landlord and Tenant acknowledge that, as shown on the preliminary budget attached hereto as Exhibit C-3, the cost of installing the Initial Alterations shall exceed the Allowance. The amount by which the cost of the Initial Improvements exceeds the Allowance together with the cost of all of the Initial Alterations that are not to be paid out of the Allowance as provided in Section III. A. above are together referred to as the “Excess Cost”. Tenant shall pay the Excess Cost to Landlord in the following manner: Landlord shall submit to Tenant, from time to time, but not more often than two times in any month, the following:(i) a requisition or other application for payment signed by Landlord’s general contractor covering all work for which payment is then sought; (ii) copies of applicable invoices; (iii) a statement from the contractor or architect containing an approval of the work done as of the date of the requisition for payment; and (iv) a certification from the contractor of architect that the work performed to date complies, in all material respects, with the Tenant Improvement Plans. Tenant agrees that upon receipt of the foregoing, it will pay the amount of the requisition within 15 days.

If Tenant fails to deliver the requested amount within said 15 day period, and if the Tenant has not given Landlord notice that it disputes any portion of the request for disbursement, then the Landlord shall give notice to Tenant of such failure. If Tenant continues to fail to pay the same within 3 days after receipt of such notice, Tenant shall be in default of its obligations under this Lease and, without limiting Landlord’s remedies thereunder, Landlord may cease performance of the Initial Alterations. In the event Tenant disputes any portion of the request for disbursement, the Tenant shall disburse the amount of the request not in dispute. Landlord and Tenant shall endeavor, in good faith, to resolve any dispute with regard to any request for disbursement. To the extent that Landlord and Tenant are unable to resolve the dispute, Landlord and Tenant shall proceed to final binding arbitration. The arbitration shall proceed in Hartford, Connecticut, according to the commercial arbitration rules of the American Arbitration Association. The costs of arbitration shall borne equally by Landlord and Tenant except that each shall bear their own attorney’s fees.

C. In no event shall the Allowance be used for the purchase of equipment, furniture or other items of personal property of Tenant. In the event the entire Allowance is not utilized or disbursed any unused amount shall accrue to the sole benefit of Landlord, it being understood that Tenant shall not be entitled to any credit, abatement or other concession in connection therewith. Tenant shall be responsible for all applicable state sales or use taxes, if any, payable in connection with the Initial Alterations and/or Allowance.

4

IV.	COMPLETION.

Substantial Completion of the Initial Alterations shall occur when the work set forth on the Tenant Improvement Plans has been substantially completed in a good and workmanlike manner as shall be certified by Landlord or Landlord’s contractor, except for minor details of construction, mechanical adjustments or decorations which do not materially interfere with Tenant’s use and enjoyment of the Premises remain to be performed (items normally referred to as “Punch List” items).

V.	APPLICABILITY OF WORK LETTER.

This Exhibit shall not be deemed applicable to any additional space added to the original Premises at any time or from time to time, whether by any options under the Lease or otherwise, or to any portion of the original Premises or any additions to the Premises in the event of a renewal or extension of the original Term of this Lease, whether by any options under the Lease or otherwise, unless expressly so provided in the Lease or any amendment or supplement to the Lease.

WITNESS/ATTEST:	LANDLORD:

WE GEORGE STREET, L.L.C. Delaware limited liability company

	By:	Winstanley Enterprises, LLC its general partner

By:

Name (print):	Name:

Title:

Name (print):

WITNESS/ATTEST:	TENANT:

ACHILLION PHARMACEUTICALS, INC.

By:

Name (print):	Name:

Title:

Name (print):

5

EXHIBIT C-l

LIST OF PLANS

Achillion Pharmaceuticals Inc.

DRAFT CHEMICAL

INVENTORY

This list represents a draft of the type and quantity of chemicals which the Company would use in a typical synthetic program. Certain aspects of this work may be performed elsewhere, in which case the number of chemicals would be dramatically reduced. However, the list is typical of what would be involved in a typical synthetic laboratory, including all of the most common reagents. MSDS sheets for all chemicals will be maintained on computer disc and/or CD-rom in the laboratory .

Important notes: All solvents are to be kept in a fire safety cabinet(s), which will be vented through the hood duct system and electrically grounded. Acetone (55 gal) is required in some quantity for washing glassware and cleaning. This will be dispensed by an explosion proof mechanical (not electrical) pump from a separate flammable storage cabinet. All other solvents will be kept to a total of under 50 gallons. (2) No explosive hazards are to be used; perchloric acid is only used in the dilute 0.1 N solution which presents no hazards, the concentrated acid will not be kept. Any potential decomposition hazards are maintained in an explosion-proof icebox. Only explosion-proof freezers and iceboxes will be used in the laboratory for flammable substances, general purpose iceboxes will be clearly marked “not for storage of flammables “. All concentrated acids (sulfuric, hydrochloric, nitric, etc) will be kept in an acid cabinet which will be vented through the hood duct system. All such acids will be used exclusively in the chemical fume hood. There are few highly toxic hazards with the exception of some metallic cyanides. These will be kept in a locked cabinet and signed out only as needed.

Other important points. All vacuum pumps and rotary evaporators in which potentially toxic and/or flammable materials are used will be vented to the hood system and not allowed to discharge into the general room air. Vacuum pumps will be kept under counters where they can be so vented and in a manner which will reduce noise. Recirculating cooling baths will generally be used to maintain low temperatures rather than building water to avoid the possibility of flooding and as well to produce lower temperatures which is useful. These will be filled with ethylene glycol (automobile antifreeze) which is why a large quantity (50 gal) of this material will be required. It is basically, almost non-flammable. All solvents will be collected and disposed in accordance with appropriate CT State and Federal law, by a licensed disposal company. It is expected that one-50 gal drum will be generated every 4-6 months if a full scale synthetic facility is operated here. Such drums will be promptly disposed and not stored on premises.

NAME	QUANTITY		TOXICITY
FLAMMABILITY -NOTES

ACETIC ACID	100 GM		L

M -CORROSIVE

ACETIC ANHYDRIDE	100 GM		L

M -CORROSIVE

ACETIC ACID, 2-ETHOXYETHYL ESTER	1L		L

M

ACETIC ACID, 2-METHOXYETHYL	1L		L

M

ACETIC ACID, N-PROPYL ESTER	1L		L

M

ACETIC ACID, 2-METHYLPROPYL ESTER	1L		L

M

ACETIC ACID, SEC-BUTYL	5 GAL		L

M

ACETIC ACID VINYL	100 GM		L

L

ACETIC ACID, 1-PENTYL ESTER	100GM		L

L

ACETOACETIC ACID ETHYL ESTER	500 GM		L

M

ACETONITRILE	5 GAL		L

H

ACETONE	55 GAL	L		H

ACETOPHENONE	1L		L

M

ACETYL CHLORIDE	1L		M

L -CORROSIVE

ACETYLCHOLINE CHLORIDE	5 GM		M

NIL

Adenosine 5 Diphosphate Monosodium Salt	10 GM		NIL

NIL

Agar Agar	10 KM		NIL

NIL

AGAROSE	1 KG	NIL

NIL

L Alanine	1 KG	NIL

NIL

BOVINE SERUM ALBUMIN	1 KG	NIL

NIL

ALCONOX tm	5 KG	NIL

NIL

A –BROMOTOLUENE	100 GM	L

L

A-CHLOROACETOPHENONE	100 GM	M

L BAD LACHRYMATOR

1-ACETOXYETHYLENE	100 GM	L

L

2-ACETOXYPROPANE	100 GM	L

L

1-ACETOXYPROPANE	100 GM	L

L

ACRYLONITRILE	100 GM	M

L

ADIPONITRILE	100 GM	L

L

ALLYL ALCOHOL	100 GM	M

L

ALLYL GLYCIDYL ETHER	100 GM	L

L

ALLYLAMINE	100 GM	L

L

ALPHA-CHLOROBENZALDEHYDE	100 GM	L

L

ALPHA-CHLOROTOLUENE	100 GM	L

L

ALPHA-PICOLINE	100 GM	L

L

ALYMINUM CHLORIDE ANHYDROUS	200 GM	L

NIL -CORROSIVE

P AMINOBENZOIC ACID	500 GM	L

NIL

3-AMINO-1H-1,2,4-TRIAZOLE	100 GM	L

L

1-AMINO-2-CHLOROBENZENE	100 GM	L

L

1-AMINO-2-METHYLBENZENE	100 GM	L

L

1-AMINO-2-NITROBENZENE	100 GM	L

L

1-AMINO-3,4-DICHLOROBENZENE	100 GM	L

L

4-AMINO-3,5,6-TRICHLOROPICOLINIC ACID	100 GM	L

L

1-AMINO-3-CHLOROBENZENE	100 GM	L

L

1-AMINO-3-DIMETHYLAMINOPROPANE	100 GM	L

L

1-AMINO-3-NITROBENZENE	100 GM	L

L

2-AMINO-4-(METHYLTHIO)BUTYRIC ACID	100 GM	L

L

1-AMINO-4-NITROBENZENE	100 GM	L

L

3-AMINO-PARA-CRESOL METHYL ETHER	100 GM	L

L

4-AMINOANILINE DIHYDROCHLORIDE	100 GM	L

L

4-AMINOANISOLE	100 GM	L

L

2-AMINOANISOLE	100 GM	L

L

4-AMINOBENZENESULFONIC ACID	100 GM	L

L

AMINOCAPROIC LACTAM	100 GM	L

L

AMINOCYCLOHEXANE	100 GM	L

L

2-AMINOPHENOL	100 GM	L

L

3-AMINOPROPYLENE	100 GM	L

L

2-AMINOPYRIDINE	100 GM	L

L

4-AMINOTOLUENE	100 GM	L

L

3-AMINOTOLUENE	100 GM	L

L

-AMINOTOLUENE	100 GM	L

L

AMINOTRIAZOLE	100 GM	L

L

AMMONIUM ACETATE	I KG	L

NIL

AMMONIUM BICARBONATE	I KG	L

NIL

AMMONIUM CHLORIDE	I KG	L

NIL

AMMONIUM HYDROXIDE	I KG	L

NIL -MILDLY CAUSTIC

AMMONIUM PERSULFATE	I KG	L

NIL

AMMONIUM PHOSPHATE MONOBASIC	I KG	L

NIL

AMMONIUM PHOSPHATE DIBASIC	I KG	L

NIL

AMMONIUM SULFATE	I KG	L

NIL

L ASPARAGINE MONOHYDRATE	I KG	L

NIL

L ASPARTIC ACID	I KG	L

NIL

BENZYL CHLORIDE	100 GM	M

L -LACHRYMATOR

BIOTIN	10 GM	L

NIL

BENZOTHIAZOLE-2-THIONE	100GM	L

L

BENZOTHIAZOLETHIOL	100 GM	L

L

BENZOTHIAZOLYL DISULFIDE	100 GM	L

L

(2-BENZOTHIAZOLYLTHIO)METHYL

THIOCYANATE	100 GM	L

L

2 2 BIPYRIDINE	50 GM	L

NIL

2 METHOXYETHYL ETHER	500 GM	L

L

BORON TRIFLUORIDE ETHERATE	500 GM	L

VH -CORROSIVE

BROMOPHENOL BLUE SODIUM SALT	100 GM	L

NIL

1 BROMOPROPANE	500 GM	L

L

2 Bromopropane	500 GM	L

L

ALLYL BROMIDE	250 GM	M

L

N BROMOSUCCINIMIDE	250 GM	M

L

BROMOACETALDEHYDEDIMETHYL ACETAL	100 GM	L

L

5-BROMOTHIOPHENE	100 GM	L

L

BROMOBENZENE	100 GM	L

L

BROMO-m-XYLENE	100 GM	L

L

BROMO-p-XYLENE	100 GM	L

L

BROMO-o-XYLENE	100 GM	L

L

1-BROMOADAMANTANE	100 GM	L

L

2-BROMOADAMANTANE	100 GM	L

L

1-BROMOQUINUCLIDINE	100 GM	L

L

9-BROMOANTHRACENE	100 GM	L

L

7-BROMO-1-METHOXY TETRALONE	100 GM	L

L

5-BROMOCOUMARIN	100 GM	L

L

1 4 Butanediol	500 GM	L

L

2 BUTOXYETHANOL	500 GM	L

L

2 Butoxyethyl Acetate	500 GM	M

L

N BUTYL ACETATE	1 GAL	L

L

iso Butyl Acetate	1 GAL	L

L

n BUTYLAMINE	100 GM	L

L

METHYL TERT BUTYL ETHER	500 GM	L

M

BUTYL PARABEN	100 GM	L

L

CALCIUM CHLORIDE DIHYDRATE	I KG	L

NIL

Calcium Hypochlorite (BLEACH)	5 GAL	M

L -OXIDIZER

CARBON TETRACHLORIDE	500 GM	H

NIL

Celite tm	I KG	L

NIL

MICROCRYSTALLINE CELLULOSE	I KG	L

NIL

CHAPS	100 GM	L

NIL

CHARCOAL ACTIVATED	I KG	L

L

CHROLOFORM	500 GM	M

L

Chromium Oxide	500 GM	M

L -OXIDIZER

CHROMIUM POTASSIUM SULFATE	I KG	L

NIL

CITRIC ACID	I KG	L

NIL

DITHIOTHREITOL	50 GM	L

L

DICYCLOHEXYLAMINE	100 GM	L

M

DiMETHYLAMINE 65% SOLUTION	100 GM	L

M

Cooper Powder	100 GM	L

L

CUPRIC ACETATE	500 GM	L

NIL

CUPRIC BROMIDE	500 GM	L

NIL

CUPRIC SULFATE	500 GM	L

NIL

CUPROUS CHLORIDE	500 GM	L

NIL

Cuprous Cyanide	500 GM	VH

NIL CYANIDE

CYANOGEN BROMIDE	100 GM	VH

L CYANIDE

CYCLOHEXANE	500 GM	L

M

CYCLOHEXANOL	100 GM	L

L

CYCLOHEXANONE	100 GM	L

L

CYCLOHEXENE	100 GM	L

H

CYCLOPENTANE	100 GM	L

H

Cyclopentanone	100 GM	L

L

L Cysteine	500 GM	L

L

DECANE	100 GM	L

L

DEXTROSE ANHYDROUS	500 GM	L

L

DIBUTYLAMINE	100 GM	L

L

2,5-DIBROMOTHIOPHENE	100 GM	L

L

DICHLOROACETYL CHLORIDE	100 GM	M

L

1 2 DICHLOROETHANE	500 GM	M-H

L

N N DICYCLOHEXYLCARBODIIMIDE	100 GM	M

L

DIETHYLAMINE	100 GM	L

L

DIETHYL MALONATE	500 GM		L

L

DIETHYL OXALATE	300 GM		L

L

1 2 DIMETHOXYETHANE	500 GM		M

M

DIMETHYL SULFOXIDE	5 Gal	L		L

DIOXANE	5 GAL		M

H

DRIERITE tm	500 GM		L

NIL

ETHYL-N-BUTYLAMINE	100 GM		L

M

ETHYL-N-PROPYLAMINE	100 GM		L

M

ETHYL-N-BENZYLAMINE	100 GM		L

M

ETHYL-N-PHENYLETHYLAMINE	100 GM		L

M

ETHYL-N-ISOPENTYLAMINE	100 GM		L

M

ETHYL-N-FUROYLAMINE	100 GM		L

M

ETHYL-N-THIENEYLAMINE	100 GM		L

M

ETHYL-N-ISOBUTYLAMINE	100 GM		L

M

ETHYL-N-CYCLOPROPYLAMINE	100 GM		L

M

ETHYL-N-CYCLOHEXYLAMINE	100 GM		L

M

ETHYL-N-CYCLOPROPYLMETHYLAMINE	100 GM	L

M

ETHYL-N-CYCLOPROPYLETHYLAMINE	100 GM	L

M

ETHYL-N-CYCLOPROPYLIOSPROPYLAMINE	100 GM	L

M

ETHYL-N-CYCLOPROPYLBENZYLAMINE	100 GM	L

M

ETHYL-N-CYCLOPROPYLCYCLOPENTYL AMINE	100 GM	L

M

ETHYL-N-CYCLOPROPYLCYCLOHEXYL AMINE	100 GM	L

M

ETHYL-N-CYCLOPROPYLISOETHOXY AMINE	100 GM	L

M

ETHYL-N-CYCLOPROPYLISOPROPOXY AMINE	100 GM	L

M

ETHYL-N-CYCLOPROPYL-n-PROPOXY AMINE	100 GM	L

M

ETHYLENEDINITRILO TETRAACETIC ACID	500 GM	L

NIL

EDTA DISODIUM SALT	500 GM	L

NIL

ETHYLENE GLYCOL	55 GALLONS	L

L

ETHYL ACETATE	10 GALLONS	L

M

ETHYL BENZOATE	200 GM	L

L

E G T A	100 GM	L

NIL

ETHYLENEDIAMINE	300 GM	M

L

ETHYL IODIDE	100 GM	M-H

L

Ethyl L Lactate	500 GM	L

L

FERRIC CHLORIDE	500 GM	L

NIL

FORMALDEHYDE	5 GAL	M

M

FORMAMIDE	500 GM	L

L

FORMIC ACID	500 GM	M

L

AMMONIUM FORMATE	500 GM	L

NIL

GELATIN	500 GM	NIL

NIL

L GLUTAMIC ACID	500 GM	L

L

GUANIDINE THIOCYANATE	500 GM	M

L

HEPES SODIUM SALT	5 Kg	L

L

1 HEPTANESULFONIC ACID SODIUM SALT	50 GM	L

L

1 1 1 3 3 3 Hexafluoro 2 propanol	100 GM	M

L

HEXAMETHYLDISILAZANE	100 GM		M

M

HEXANES	5 GAL		M

H

HYDROCHLORIC ACID	3 X 3.5 1	M		NIL-

CORROSIVE

2 Hexanone	100 GM		M

L

L Histidine	100GM		L

L

HYDRAZINE SULFATE	500 GM		M

M- OXIDIZER

Hydrobromic Acid 47	500 GM		M

L- CORROSIVE

HYDROGEN PEROXIDE SOLUTION 30	500 GM		L

L- OXIDIZER

HYDROXYLAMINE	500 GM		L

L- OXIDIZER

HYPOPHOSPHOROUS ACID 30 - 52%	500 GM		L

L

3 INDOLEACETIC ACID	100 GM		L

L

INDOLE 3 BUTYRIC ACID	100 GM		L

L

INOS1TOL	500 GM		M

L

Iodine Monochloride	500 GM		M

L- CORROSIVE

IODOACETIC ACID	100 GM		M

L- CORROSIVE

IODOMETHANE	500 GM		M-H

L Flammable

1 IODOPROPANE	500 GM	M

L

ISOPROPYL ALCOHOL	15 GAL	L

L

LACTOSE	500 GM	NIL

L

Lawssons Reagent	500 GM	M

L

LEAD TETRAACETATE	500 GM	H

L TOXIC, OXIDIZER

LITHIUM ALUMINUM HYDRIDE	200 GM	L

H

LITHIUM HYDRIDE	200 GM	L

H

LITHIUM , BUTYL	500 GM	L

H

LITHIUM, METHYL	200 GM	L

H

LITHIUM, CYCLOPROPYL	100 GM	L

H

LITHIUM, CYCLOPENTYL	100 GM	L

H

LITHIUM, PHENYL	200 GM	L

H

LITHIUM, BENZYL	100 GM	L

H

LITHIUM DIISIOPOPYLAMIDE	200 GM	L

H

LITHIUM METAL	500 GM	L

H

LITHIUM T-BUTOXIDE	200 GM	L

H

LITHIUM ETHOXIDE	200 GM	L

H

LITHIUM CHLORIDE	500 GM	L

NIL

Lithium Hydroxide	500 GM	L

NIL

LITHIUM CHLORIDE	500 GM	L

NIL

MAGNESIUM METAL POWDER	500 GM	L

M-H

MAGNESIUM METAL TURNINGS	500 GM	L

M-H

MAGNESIUM CHLORJDE	500 GM	L

NIL

MAGNESIUM SULFATE ANHYDROUS	500 GM	L

NIL

MALEIC ANHYDRIDE	500 GM	L

L

MALONIC ACID	500 GM	L

L

MANGANESE DIOXIDE ACTIVE	500 GM	L

L-OXIDIZER

MANGANOUS NITRATE	200 GM	L

M

MERCAPTOACETIC ACID	100 GM	L

L

MERCURIC ACETATE	500 GM	VH

NIL

MERCURIC CHLORIDE	500 GM	VH

NIL

METHANESULFONIC ACID	500 GM	M

L

METHYL ALCOHOL	5 GAL	M

L

SODIUM METHOXIDE	500 GM	L

L

L METHIONFNE	500 GM	L

NIL

METHYL ACETATE	500 GM	L

L-M

METHYLAMINE HYDROCHLORIDE	500 GM	L

NIL

2 Methylbenzothiazole	100 GM	L

L

METHYL ISOBUTYL KETONE	500 GM	L

L-M

METHYLCYCLOHEXANE	500 GM	L

M

N N METHYLENEBISACRYLAMIDE	500 GM	L

L

METHYLENE CHLORIDE	1 GAL	L

L

METHYL ETHYL KETONE	1 GAL	L

L

METHYL IODIDE	100 GM	M-H

L

4 Methylmorpholine	500 GM	L

L

1 METHYL 2 PYRROLIDINONE	500 GM	L

L

Molecular Sieve Activated	500 GM	NIL

NIL

N MORPHOLINO PROPANE SULFONIC ACID	500 GM	NIL

NIL

MORPHOLINE	100 GM	L

L

NITRIC ACID 50 70%	6 X 3.5 L	M

L-OXIDIZER,CORROS1VE

NITROMETHANE	500 GM	L

M-H

Oxalyl Chloride	500 GM	M

L-CORROSIVE

Palladium ON CHARCOAL 5%, 10%	100 GM	L

L

Paraffin Oil	250 GM	L

L

PARAFORMALDEHYDE	250 GM	L

L

PENTANE	3 LITER	L

H

PERCHLORIC ACID 0 1N	500 ML	L

L

1 10 Phenanthroline HCL	25 GM	L

L

R- and S- PHENETHYLAMINE	250 GM	L

L

Phenethyl Isothiocyanate	200 GM	M

L

L-phenylalanine	500 GM	L

L

PHENYLHYDRAZINE	250 GM	M

M OXIDIZER

Phenyl Isocyanate	100 GM	M

L

PHENYL 1SOTHIOCYANATE	100 GM	M

L

PHENYLMERCURIC ACETATE	100 GM	M-H

L

PHOSPHORIC ACID	500 GM	M

NIL

PHOSPHORUS TRICHLORIDE	500 GM	M

L

PHOSPHOROUS PENTASULFIDE	500 GM	M

M

PHOSPHOROUS PENTACHLORJDE	500 GM	M

L

PHOSPHOROUS PENTASELENIDE	50 GM	M

L

PHOSPHOROUS, RED	100 GM	L

M

PHTHALIC ANHYDRIDE	300 GM	L

L

Piperonal	500 GM	L

L

PIPES Sodium Salt	100 GM	L

L

POLYETHYLENE GLYCOL	5 KG	L

L

Poly ethyleneimine 50 in water	250GM	L

L

POLYVINYL ALCOHOL	5 KG	L

L

POLYVINYLPYRROLIDONE	5 KG	L

L

POTASSIUM BOROHYDRIDE	100 GM	L

M

POTASSIUM BROMATE	100 GM	L

L

POTASSIUM BROMIDE	500 GM	L

NIL

POTASSIUM CARBONATE	500 GM	L

NIL

POTASSIUM CHLORIDE	500 GM	L

NIL

POTASSIUM CITRATE	500 GM	L

NIL

POTASSIUM CYANIDE	500 GM	H

L CYANIDE

POTASSIUM DICHROMATE	500 GM	M

L OXIDIZER

POTASSIUM FERROCYANIDE	500 GM	L

L

POTASSIUM HYDROXIDE	2 KG	M

NIL CORROSIVE

POTASSIUM IODIDE	500 GM	L

NIL

POTASSIUM NITRATE	500 GM	L

NIL -OXIDIZER

POTASSIUM NITRITE	500 GM	L

NIL

POTASSIUM PERCHLORATE	500 GM	L

NIL -OXIDIZER

POTASSIUM PERIODATE META	500 GM	L

NIL -OXIDIZER

POTASSIUM PERMANGANATE	500 GM	L

NIL -OXIDIZER

POTASSIUM PERSULFATE	500 GM	L

NIL -OXIDIZER

POTASSIUM PHOSPHATE MONOBASIC	500 GM	L

NIL

POTASSIUM PHOSPHATE DIBASIC	500 GM	L

NIL

POTASSIUM PHOSPHATE TRIBASIC	500 GM	L

NIL

POTASSIUM SODIUM TARTRATE	500 GM	L

NIL

POTASSIUM TARTRATE 1 2 HYDRATE	500 GM	L

NIL

POTASSIUM THIOCYANATE	500 GM	L

NIL

PROPIONIC ACID	500 GM	L

L CORROSIVE

PROPYLAMINE	500 GM	M

L

DIISOPROPYLAMINE	500 GM	M

L

PROPYL-N-BUTYLAMINE	100 GM	L

M

PROPYL-N-BENZYLAMINE	100 GM	L

M

PROPYL-N-PHENYLETHYLAMINE	100 GM	L

M

PROPYL-N-ISOPENTYLAMINE	100 GM	L

M

PROPYL-N-FUROYLAMINE	100 GM	L

M

PROPYL-N-THIENEYLAMINE	100 GM	L

M

PROPYL-N-ISOBUTYLAMINE	100 GM	L

M

PROPYL-N-CYCLOPROPYLAMINE	100 GM	L

M

PROPYL-N-CYCLOHEXYLAMINE	100 GM	L

M

PROPYL-N-CYCLOPROPYLMETHYLAMINE	100 GM	L

M

PROPYL-N-CYCLOPROPYLETHYLAMINE	100 GM	L

M

PROPYL-N-CYCLOPROPYLIOSPROPYLAMINE	100 GM	L

M

PROPYL-N-CYCLOPROPYLBENZYLAMINE	100 GM	L

M

N-CYCLOPROPYLCYCLOPENTYL AMINE	100 GM	L

M

PROPYL-N-CYCLOHEXYL AMINE	100 GM	L

M

PROPYL-N-ISOETHOXY AMINE	100 GM	L

M

N-CYCLOPROPYLISOPROPOXY AMINE	100 GM	L

M

N-CYCLOPROPYL-n-PROPOXY AMINE	100 GM	L

M

Propylene Carbonate	500 GM	L

M

PROPYLENE GLYCOL	500 GM	L

L

PROPYLENE OXIDE	500 GM	L

M-H

PYRIDINE	2 KG	L

L

QUININE SULFATE DIHYDRATE	25 GM	L

L

Selenium	100 GM	M

L

SELENIUM DIOXIDE	500 GM	M

L-M

SEMICARBAZIDE HYDROCHLORIDE	100 GM	L

L

SILICA GEL	10 KG	NIL

NIL

SILVER CYANIDE	100 GM	H

NIL CYANIDE

SILVER NITRATE	500 GM	L

NIL

SODIUM METAL	500 GM	L

H ALKALI METAL

SODIUM ACETATE	500 GM	L

NIL

SODIUM AZIDE	500 GM	H

M AZIDE

SODIUM BICARBONATE	500 GM	L

NIL

SODIUM BISULFITE	500 GM	L

NIL

SODIUM BOROHYDRIDE	500 GM	L

L

SODIUM CARBONATE ANHYDROUS	500 GM	L

NIL

SODIUM CARBONATE MONOHYDRATE	10 KG	L

NIL

SODIUM CHLORIDE	25 KG	L

NIL

Sodium Cyanoborohydride	100 GM	H

M CYANIDE

SODIUM HYDROSULFITE	500 GM	L

L

SODIUM DODECYL SULFATE	500 GM	L

NIL

Sodium Hydride	100 GM	L

M METAL HYDRIDE

SODIUM HYDROXIDE	10 KG	M

NIL CORROSIVE

SODIUM NITRATE	500 GM	L

L OXIDIZER

SODIUM PEROXIDE	500 GM	L

M OXIDIZER

SODIUM PHOSPHATE MONOBASIC	5 KG	L

NIL

SODIUM PHOSPHATE DIBASIC	5 KG	L

NIL

Sodium Phosphate Tribasic 12 Hydrate	500 GM	L

NIL

Sodium Selenite 5 Hydrate	100 GM	M

NIL

SODIUM SULFATE ANHYDROUS	500 GM	L

NIL

SODIUM SULFIDE	500 GM	M

M

SODIUM SULFITE	500 GM	L

NIL

SODIUM THIOSULFATE	500 GM	L

NIL

SUCCINIC ANHYDRIDE	250 GM	L

L

SULFURIC ACID	10 X 3.5 L	M

NIL CORROSIVE

TARTARIC ACID	500 GM	L

L

Tellurium	100 GM	L

L

Tetrabutylammonium Bromide	100 GM	L

L

Tetrabutylammonium Hydroxide 25 in Methanol	100 GM	M

L

Tetrabutyl Orthotitanate	500 GM	L

L

Tetraethyl Orthosilicate	500 GM	L

L

TETRAHYDROFURAN	4 GALLONS	L

H

12 3 4 TETRAHYDRONAPHTHALENE	100 GM	L

L

TEMED	100 GM	L

L

113 3 Tetramethylguanidine	100 GM	L

L

2 THIOBARBITURIC ACID	25 GM	L

L

THIONYL CHLORIDE	2 X 500 GM	M

L CORROSIVE

Thiosemicarbazide	100 GM	L

L

TITANIUM TETRACHLORIDE	500 GM	L

L CORROSIVE

p TOLUENESULFONIC ACID	100 GM	L

L

p TOLUENESULFONYL CHLORIDE	500 GM	L-M

L

oTOLUIDINE	100 GM	L

L

TRICHLOROACETIC ACID	100 GM	M

L CORROSIVE

TRIETHYLAMINE	1 KG	L

L

TRIFLUOROACETIC ACID	6 X 100 GM	L

L CORROSIVE

TRIFLUOROACETIC ANHYDRIDE	100 GM	L

L CORROSIVE

2 2 2 Trifluoroethanol	100 GM	L

L

TRIFLUOROMETHANESULFONIC ACID	100 GM	L

L CORROSIVE

TRIPHENYLPHOSPHINE	1 KG	L

L

TRIS HYDROXYMETHYL AMINOMETHANE	20 KG	L

L

TRIS HYDROCHLORIDE	25 KG	L

L

L TRYPTOPHAN	1 KG	L

L

TWEEN tm 80	500 GM		L

L

L TYROSINE	1 KG		L

L

UREA	1 KG		L

L

OXYLENE	500 GM		L

L

M XYLENE	500 GM		L

L

PXYLENE	500 GM		L

L

ZINC METAL POWDER	500 GM	L

M

ZINC CHLORIDE	500 GM		L

L

Florisil tm Chromatography	20 KG		L

NIL

Alumina Chromatography	20 KG		L

NIL

Sephadex tm G Chromatography	6 KG		L

NIL

TRI-N-BUTYLAMINE	100 GM		L

M

PARA-XYLENE	100 GM		L

M

STYRENE MONOMER	100 GM		L

H -RAPIDLY POLYMERIZABLE

TOLUENE	5 GAL		L

M

BORON BROMIDE	100 GM	M

M

BORON TRIFLUORIDE IN PYRIDINE	100 GM	L

L

p-BROMOANILINE	100 GM	L

L

1,3-BUTADIENE	100 GM	L

M-H

1-BUTANETHIOL	100 GM	L

L STENCH

1,2-BUTENE OXIDE	100 GM	L

M

BUTYL FORMATE	100 GM	L

L

tert-BUTYL HYDROPEROXIDE	100 GM	L

M-H PEROXIDE

BUTYL MERCAPTAN	100 GM	L

L STENCH

BUTYRALDEHYDE	100 GM	L

L

CARBON DISULFIDE	100 GM	H

H

4-CHLORO-1-HYDROXYBENZENE	100 GM	L

L

3-CHLORO-l-HYDROXYBENZENE	100 GM	L

L

2-CHLORO-l-HYDROXYBENZENE	100 GM	L

L

2-CHLORO-1-NITROBENZENE	100 GM	L

L

4-CHLORO-2-METHYLPHENOXYACETIC ACID	100 GM	L

L

l-CHLORO-2-NITROBENZENE	100 GM	L

L

l-CHLORO-4-NITROBENZENE	100 GM	L

L

2-(4-CHLORO-O-TOLYLOXY) PROPIONIC ACID	100 GM	L

L

4-CHLORO-O-TOLYLOXYACETIC ACID	100 GM	L

L

2-CHLOROACETAMIDE	100 GM	L

L

CHLOROACETIC ACID CHLORIDE	100 GM	M

L CORROSIVE

CHLOROACETONE	100 GM	M

L BAD LACHRYMATOR

CHLOROACETONITRILE	100 GM	L

L BAD LACHRYMATOR

p-CHLOROBENZOIC ACID	100 GM	L

L

1-CHLOROBUTANE	100 GM	L

L

CHLOROFORMIC ACID ETHYL ESTER	500 GM	L

L

CHLOROFORMIC ACID METHYL ESTER	100 GM	M

L

CHLOROFORMIC ACID, ISOPROPYL ESTER	500 GM	L

L

2-CYANOPROPENE	100 GM	L

L BAD LACHRYMATOR

CYANURIC CHLORIDE	100 GM	L

L

1,3-CYCLOHEXADIENE	100 GM	L

M

DI-n-BUTYLTIN OXIDE	100 GM		L

L

TRIBUTYL TIN CHLORIDE	500 GM		L

L

TRIBUTYL TIN HYDRIDE	500 GM		L

L

TRIBUTYL TIN CYANIDE	100 GM		H

L CYANIDE

1,6-DIAMINOHEXANE	100 GM		L

L

L 1,2-DIAMINOPROPANE	100 GM		L

L

3,6-DIAZAOCTANE-l,8-DIAMINE	100 GM		L

L

2,3-DICHLORO-l-NITROBENZENE	100 GM		L

L

2,4-DICHLORO-l-NITROBENZENE	100 GM		L

L

3,6-DICHLORO-2-METHOXYBENZOICACID	100 GM		L

L

3,6-DICHLORO-O-ANISIC ACID	100GM		L

L

2,6-DlCHLOROBENZONITRILE	100 GM		L

L

DIETHYL CARBONATE	1 KG		L

L

2,4-DIISOCYANATO-l-METHYLBENZENE	100 GM		L

L

1,5-DIISOCYANATONAPHTHALENE	100 GM		L

L

DIMETHYLHYDRAZINE	100 GM	M

M

2,4-DINITROPHENYLAMINE	100 GM	L

L

2,4-DlNlTROTOLUENE	100 GM	L

M

2,3-DINITROTOLUENE	100 GM	L

M

1,4-DIOXANE	1 X 4 L	L

M

DIPHENYLAMINE	100 GM	L

L

FLUOROCARBON 21	100 GM	L

L

2-FURALDEHYDE	500 GM	L

L

FURAN	500 GM	L

M

2-FURANCARBOXYALDEHYDE	100 GM	L

L

n-HEPTANE	2 LITERS	L

M

ISOBUTYRALDEHYDE	100 GM	L

L

ISOPHORONE	100 GM	L

L

ISOPROPENYLN1TRILE	100 GM	L

L

ISOPROPYL ETHER	100 GM	L

M

(+)-LIMONENE	100 GM		L

L

LINALYL ALCOHOL	100 GM		L

L

2-MERCAPTOBENZOTHIAZOLE	100 GM		L

L

2-MERCAPTOIMIDAZOLINE	100 GM		L

L

4-METHOXY-META-TOLUIDINE	100 GM		L

L

4-METHOXYANILINE	100 GM		L

L

2-METHOXYANILINE	100 GM		L

L

METHYL 2-CYANOACRYLATE	100 GM		L

L

METHYL BORATE	100 GM		L

L

N.N-DIMETHYLANILINE	100 GM		L

L

N.N-D1METHYLFORMAMIDE	3 KG		L

L

N-(1-NAPHTHYL)ANILINE	100 GM		L

L

2-NITROPROPANE	1 LITER	L

H

POTASSIUM SELENOCYANATE	100 GM		M

L

SELENOUREA	100 GM		M

L

selenium oxychloride	100 GM		M

L

DIKETENE	100 GM	L

L

DIKETENE ACETONE	100 GM	L

L

N-METHYLURAZOLE	100 GM	L

L

ZIRCONYL CHLORIDE	100 GM	L

L

zirconium trifluoroacetylacetonate	100 GM	L

L

nickel trifluoroacetylacetonate	100 GM	L

L

nickel acetylacetonate	100 GM	L

L

SAMARIUM IODIDE	100 GM	L

L

TRIMETHYL ORTHOFORMATE	500 GM	L

L

TRIETHYL ORTHOACETATE	100 GM	L

L

TRIETHYL ORTHOPROPIONATE	100 GM	L

L

TRIETHYL ORTHOBENZOATE	100 GM	L

L

TRIETHOXONIUM FLUOROBORATE	100 GM	M

L

TRIMETHYLSILYL TRIFLUOROMETHANE SULFONATE	100 GM	M

L CORROSIVE

WITTIG REAGENTS (MANY)	<100 GM OF EACH	L

L-NIL

TRIMETHYLSILYL CHLORIDE	100 GM	L

L

TRIMETHYLSILYL AZIDE	100 GM	L

M

TRIMETHYLSILYL CYANIDE	100 GM	H

L CYANIDE

TRIMETHYL-n-BUTYL SILYL CHLORIDE	100 GM	L

L

TRI-n-BUTYLMETHYLSILYL CHLORIDE	100 GM	L

L

HEXAMETHYLDISILIZANE	100 GM	L

L

LAWESSON’S REAGENT	500 GM	L

L

1,3-PROPANETHIOL	100 GM	L

L STENCH

FMOC AMINO ACIDS (22)	100 GM	L

L

tBOC AMINO ACIDS (22)	100 GM	L

L

Z-AMINO ACIDS (22)	100 GM	L

L

FMOC D-AMINO ACIDS (22)	100 GM	L

L

FMOC- RARE AMINO ACIDS (30)	100 GM	L

L

TETRACETYL-BROMO-D-GLUCOSE	100 GM	L

L

diisopropylcarbodiimide	100 GM	M

L

N-hydroxysuccinimide	100 GM	L

L

Hydroxybenzotriazole	100 GM		L

L

3,4,5-pentafluorophenol	100 GM		M

L

diethylacetonedicarboxylic acid	100 GM		L

L

N-methylurazole	100 GM		L

L

dicyclopentadiene	1 KG		L

L

ferrocenecarboxylic acid	100 GM		L

L

N-methylpiperazine	100 GM		L

L

piperazine-2-carboxylic acid	100 GM		L

L

thiazole-2-carboxylic acid	100 GM		L

L

pyrazine-2-carboxylic acid	100 GM	L

L

piperidone	100 GM		L

L

phenylpiperidone	100 GM		L

L

diazobicyclononane	100 GM		L

L

propionitrile	100 GM		L

L

butyronitrile	100 GM		L

L

1-oxohexanenitrile	100 GM		L

L

4-chlorobenzonitrile	100 GM		L

L

4-bromobenzonitrile	100 GM		L

L

4-acetamidobenzonitrile	100 GM		L

L

pyridine sulfur trioxide complex	100 GM		L

L

HF pyridine complex	100 GM		M

L CORROSIVE

3,4-methyIenedioxyacetophenone	100 GM		L

L

3,4-methylenedioxybenzaldehyde	100 GM		L

L

3,4-methylenedioxyaniline	100 GM	L

L

piperonilic acid	100 GM		L

L

ethyl vinyl ether	100 GM		L

M

methyl vinyl ketone	100 GM		L

M

vinyl acetate	100 GM		L

M

propynyl bromide (70%)	100 GM		L

H

2-OCTYNE-l-OL	100 GM		L

L

CYCLOOCTADIENE	100 GM		L

M

1,5-CYCLOOCTENE	100 GM	L

M

1-AMINONONANE	100 GM	L

L

Uridine Nucleotide Derivatives	500 GM	L

L

Guanine Nucleotide Derivatives	500 Gm	L

L

Cytidine Nucleotide Derivatives	500 Gm	L

L

Helioxanthin	100 Gm	L

L

Helioxanthin Derivatives, Various	500 Gm	L

L

Botanical Natural Product Extracts, Various	25 Kg	L

L

Marine Natural Product Extracts, Various	25 Kg	L

L

EXHIBIT E

Cleaning Specifications

300 George Street

New Haven, Connecticut

HIGH DUSTING

Semi Annual

1.	Damp-dust all pictures, charts, graphs, etc. quarterly, not reached in nightly cleaning.

2.	Dust clean all vertical surfaces such as walls, partitions, doors, door bucks, and other surfaces not reached in nightly cleaning

3.	Damp-dust ceiling air conditioning diffusers, wall grills, door louvers, registers and Venetian blinds.

Annually

1.	Dust exterior of light fixtures.

WASHROOMS AND TOILETS Nightly

1.	Sweep, mop, rinse, and dry floors; polish mirrors and brightwork, clean enameled surfaces.

2.	Wash and disinfect basins, urinals, and bowls, using scouring powder to remove stains, making certain to clean underside of rims of urinals and bowls.

3.	Wash and disinfect both sides of toilet seats.

4.	Wash and Disinfect walls to 31/2 feet.

5.	Supply and service all toilet tissue.

6.	All wastepaper cans and all receptacles are to be emptied and thoroughly cleaned.

7.	Hand-dust and wash clean all partitions, tile walls, dispensers, and receptacles in lavatories and rest rooms.

8.	Empty and clean sanitary disposal receptacles.

1

WASHROOMS AND TOILETS (continued)

Monthly

1.	Wash down walls in washrooms and stalls, from trim to floor, once every thirty days.

GENERAL CLEANING

1.	Nightly

a.	Empty all waste receptacles, removing waste to a designated central location for disposal.

b.	Empty and wipe clean all ashtrays and receptacles.

c.	Hand-dust all office furniture, fixtures, including paneling, shelving, window sills, telephone and door louvers

d.	Wash and disinfect all water coolers and drinking fountains, and empty all wastewater.

e.	Wipe clean all metal work on entrance doors.

f	Sweep all Tenants’ interior stairways

g.	Wipe clean interior of all waste-disposal cans and baskets.

2. FLOORS

a.	Group A - Ceramic tile, marble, terrazzo.

b.	Group B - Linotile, asphalt, koroseal, plastic vinyl, rubber, vinyl asbestos tile, wood, cork or other types of floors and base.

Nightly

i.	All floors in Group A to be swept and wet-mopped, including Cafeteria.

ii.	All floors in Group B to be dry-mopped, using a “Dust-down” preparation, and spots to be removed by wet process.

Vacuuming

1.	Vacuum once per day all rugs and carpeted areas including Cafeteria, moving light furniture and office equipment other than desks and files cabinets. Carpet sweep daily all other areas

2

Other Services

1.	Other cleaning services required by Tenant/ such as shampooing of carpets, polishing and stripping of vinyl floors, polishing woodwork, desks, cleaning furniture, shall, at Tenant’s request and Tenant’s expense, be provided by Landlord’s janitorial contractor at competitive prices

MISCELLANEOUS

1.	Check all stairwells nightly throughout Building and keep in clean condition.

2.	On completion of cleaning, all slop sinks are to be thoroughly cleaned, and cleaning equipment stored neatly in designated location.

3.	Check and refill, as required, men’s and women’s washrooms for soap, towels and tissues (soap, towels, and plastic trash bags to be paid for by Landlord).

4.	Landlord shall supply toilet tissue in both men’s and women’s rooms and sanitary napkins in coin dispensers in the women’s rooms. Revenue from coin dispensers becomes the property of the Landlord.

5.	Landlord’s cleaning contractor shall furnish all necessary approved cleaning materials, implements and machinery for the satisfactory completion of the work. Tins includes scaffolding, vacuum machines and scrubbing machines.

6.	The cleaning contractor will furnish identification and uniforms for all its employees.

7.	Tenant will be charged for cleaning services in the areas of the Building used for special purposes requiring greater and more difficult cleaning work than office areas, including, ut not limited to, date processing areas, exhibit areas, energy dispatching areas, parking areas, shipping areas, mail rooms, private toilets, and showers, glass interior partitions. Tenant’s mirrors, studios, laboratories, technical shops, etc.

8.	Contractor to adhere to local recycling requirements.

3

EXHIBIT F

Landlord’s Base Building Work

WINSTANLEY ENTERPRISES, LLC

300 GEORGE STREET

BASE BUILDING TENANT SERVICES

MARCH 27, 2000

REVISED APRIL 28, 2000

Prepared by:

BVH Engineers, Inc.

50 Griffin Road South

Bloomfield, CT 06002

Tel: (860) 286-9171

Fax: (860) 242-0236

SECTION 15000 - MECHANICAL SYSTEMS DESCRIPTIONS

A.	PROJECT INCLUDES BASE BUILDING SYSTEM THAT INCLUDES THE FOLLOWING:

1.	Fire Protection Systems: Refer to individual specification sections following for detailed requirements.

a.	Sprinkler systems.

b.	Standpipes and hose valves.

c.	Modifications to existing systems.

2.	Plumbing Systems and Specialties: Refer to individual specification sections following for detailed requirements.

a.	Domestic water distribution.

b.	Sanitary waste and vents.

c.	Natural gas.

d.	Laboratory systems.

e.	Modifications to existing systems.

3.	HVAC Piping Systems: Refer to individual specification sections following for detailed requirements.

a.	Hydronic systems.

b.	Steam and condensate systems.

c.	Condenser water loop.

d.	Modifications to existing systems.

4.	Heat Generation Systems: Refer to individual specification sections following for detailed requirements.

a.	Steam boilers.

b.	Heaters.

c.	Feedwater equipment and accessories.

d.	Chimneys, breechings, and stacks.

e.	Modifications to existing systems.

5.	Heat Rejection Systems: Refer to individual specification sections following for detailed requirements.

a.	Chillers.

b.	Cooling towers.

c.	Modifications to existing systems.

6.	Heat Transfer Systems: Refer to individual specification sections following for detailed requirements.

a.	Penthouse air handling units.

b.	Unit heaters.

c.	Modifications to existing systems.

7.	Ventilation Systems: Refer to individual specification sections following for detailed requirements.

a.	Toilet exhaust fans.

b.	General exhaust fans.

c.	Ductwork.

d.	Modifications to existing systems.

8.	HVAC Control Systems: Refer to individual specification sections following for detailed requirements.

a.	Electric control systems.

9.	Additional Systems and Requirements:

a.	Stair pressurization.

B.	PRODUCTS

1.	Systems, products, and standards are listed in individual specification sections which follow.

END OF SECTION

SECTION 15050 - BASIC MECHANICAL MATERIALS

A.	PROJECT INCLUDES BASE BUILDING SYSTEM THAT INCLUDES THE FOLLOWING:

1.	Basic mechanical materials including valves, pipe expansion joints, meters and gages, supports and anchors, motors, mechanical identification, and vibration control.

B.	PRODUCTS

1.	Pipe, Fittings, and Specialties: Refer to individual piping systems specifications for materials and installation requirements.

2.	Valves: General duty valves cast iron, bronze, and brass, fabricated to comply with Manufacturers Standardization Society (MSS) classification listed. Gate, globe, ball, butterfly, and plug valves for shutoff duty; globe, ball, and plug valves for throttling duty. Valves to be provided for tenant use where noted.

3.	Meters: Check meters to be installed by tenant for thermal usage verification by Owner.

4.	Supports and Anchors: Hangers and Support Components: MSS SP-58, pipe and equipment hangers and supports including clamps, hanger-rod attachments, saddles and shields, spring hangers, pipe alignment guides, and anchors.

5.	Motors: NEMA MG 1 motors with phase, frequency rating, voltage rating, and capacity suitable for use.

6.	Mechanical Identification: ASME A13.1 as applicable, color coded, of the following types: Standard stencils, snap-on plastic pipe markers, pressure-sensitive pipe markers, plastic duct markers, plastic tape, valve tags, valve tag fasteners, access panel markers, valve schedule frames, engraved plastic laminate signs, plastic equipment markers, plasticized tags suitable for use.

END OF SECTION

SECTION 15250 - MECHANICAL INSULATION

A.	PROJECT INCLUDES BASE BUILDING SYSTEM THAT INCLUDES THE FOLLOWING:

1.	Pipe insulation, equipment insulation, and external duct and plenum insulation for all mechanical systems.

B.	PRODUCTS

1.	Mechanical Insulation Types:

a.	Pipe Insulation: Glass fiber type.

b.	Equipment Insulation: Glass fiber type.

c.	Duct and Plenum Insulation: Glass fiber type.

END OF SECTION

SECTION 15320 - FIRE PUMPS

A.	PROJECT INCLUDES BASE BUILDING SYSTEM THAT INCLUDES THE FOLLOWING:

1.	Fire pumps and pressure maintenance pumps to supply water for fire protection systems.

2.	Base building fire pump will provide sufficient water volume (1000 GPM) and pressure (277 feet head) to meet 1996 NFPA 13 “Standard for the Installation of Sprinkler Systems” and 1996 NFPA 14 “Standard for the Installation of Standpipe and Hose Systems” requirements.

B.	QUALITY ASSURANCE

1.	Compliance: ASME B31.9 for piping: NFPA 20 for centrifugal fire pumps.

C.	PRODUCTS

1.	Fire Pump System Components:

a.	Fire Pumps, General: UL 448, base-mounted, factory-assembled, factory-tested.

b.	Split-Case Fire Pumps: Centrifugal, separately coupled, bronze-fitted, labeled for fire service, horizontally mounted, single stage type.

2.	Fire Pump System Motors and Controllers:

a.	Electric Motors: Open dripproof, squirrel cage, induction motor type, NFPA 20 and NFPA 70, suitable for type of fire pump.

b.	Full-Service, Electric-Motor-Drive Fire Pump Controllers: Combined automatic and nonautomatic operation, UL listed and FM approved, UL 508, UL 1008, type suitable for use.

3.	Fire Pump System Accessories:

a.	Alarm Panels: NEMA ICS 6, Type 1 remote wall-mounting-type.

b.	Horizontal Fire Pump Accessory Fittings: Automatic air release valve, casing relief valve, suction and discharge pressure gages, reducers, hose valves, discharge cone.

c.	Flow Measuring Systems: FM approved with sensing element and flow meter.

4.	Pressure Maintenance Pumps:

a.	Pumps: Factory-assembled, factory-tested.

b.	Controllers: Combined automatic and nonautomatic operation, UL listed, UL 508, NEMA ICS 6, Type 2, wall mounted enclosure.

c.	Accessories: Casing relief valve, suction and discharge pressure gages.

END OF SECTION

SECTION 15325 - STANDPIPE AND SPRINKLER SYSTEMS

A.	PROJECT INCLUDES BASE BUILDING SYSTEM THAT INCLUDES THE FOLLOWING:

1.	Sprinkler System:

a.	Wet pipe system with automatic sprinklers.

2.	Standpipe and Hose Valve System:

a.	Wet type with water supply valve open and pressure maintained.

b.	NFPA 14 Class I classification for use by trained personnel.

3.	Base building standpipe system will include 6-inch standpipes in the three core stairwells with 2-1/2” pressure restricting hose valves at each floor for use by fire department personnel only. Sprinkler system will provide wet pipe type protection for light or ordinary hazard conditions.

B.	QUALITY ASSURANCE

1.	Compliance: NFPA 13 for sprinkler system, NFPA 14 for standpipes; UL listed and labeled; FM approved.

C.	PRODUCTS

1.	Pipes and Fittings:

a.	Steel Pipe: ASTM A 53, Schedule 40 in sizes 3 inches and smaller, black and galvanized.

b.	Steel Pipe: ASTM A 795, black and galvanized for plain end steel pipe.

c.	Fittings: Suitable for service class and piping type; threaded, grooved-end, press-seal types.

d.	Joining Materials: Welding and gasket materials suitable for design temperatures and pressures. Victaulic materials and couplings.

2.	Valves and Accessories:

a.	General Duty Valves: Gate valves, swing check valves.

b.	Specialty Valves: Alarm check valves, detector check valves suitable for system use.

c.	Backflow Preventers: ASSE, sized for maximum flow rate and maximum pressure loss.

d.	Fire Department Connections: UL 405 unit, connections and finish suitable for use.

e.	Alarm Devices: Water-motor-operated alarms, waterflow indicators, pressure switches, supervisory switches.

3.	Sprinklers, Hose Valves and Accessories:

a.	Automatic Sprinklers: Fusible link type; upright, pendant, and sidewall styles; concealed for finished ceiling locations, flush, and recessed styles.

b.	Sprinkler Fittings: UL listed and FM approved, UL 213.

c.	Pressure Regulating Hose Valves: UL 1468.

d.	Base Building provides upright heads for sprinkler coverage. Tenant shall be required to modify these heads to be compatible with their ceiling types.

END OF SECTION

SECTION 15410 - PLUMBING PIPING AND SPECIALTIES

A.	PROJECT INCLUDES BASE BUILDING SYSTEM THAT INCLUDES THE FOLLOWING:

1.	Plumbing piping systems within the building including the following:

a.	Potable water distribution, including cold and hot water supply and hot water circulation.

b.	Drainage and vent systems, including sanitary and storm.

2.	Plumbing specialties for water distribution systems; soil, waste, and vent systems; and storm drainage systems.

3.	Each tenant floor will be provided with four (4) 2-inch cold water valved metered tees for tenant use. Each tee will be capable of providing a maximum of 30 gallons per minute of cold city water.

4.	Each tenant floor will be provided with fourteen (14) 4-inch capped cast-iron waste outlets for tenant connection of non-acidic, non-hazardous waste from plumbing fixtures. Each outlet to have a ‘Ph’ monitoring well.

5.	Each tenant floor will be provided with ten (10) 2-inch capped cast-iron vent outlets for tenant connection of non-acidic, non-hazardous waste from plumbing fixtures.

6.	Each tenant floor will be provided with twelve (12) 2-inch capped, 2-inch polypropylene acid vent pipes connected to the building acid vent system through the roof.

7.	Two-inch condensate drains in the exterior walls of the building, floor drains in the core mechanical rooms, and the service sink in the building core can receive condensate from supplemental cooling and other clear water wastes.

B.	QUALITY ASSURANCE

1.	Compliance: ASME B31.9.

C.	PRODUCTS

1.	Piping System Working Pressure Ratings:

a.	Water Distribution Systems, Above Ground: 125 psig.

b.	Soil, Waste, and Vent Systems: 10 foot head of water.

c.	Storm Drainage Systems: 10 foot head of water.

2.	Pipes and Tubes:

a.	Hard Copper Tube: ASTM B 88, Type L, water tube, drawn temper.

b.	Hubless, Cast-iron Soil Pipe: CISPI 301.

3.	Fittings and Valves:

a.	Pressure and Drainage Fittings for Pipe and Tubes: Suitable for working pressure, pipe, tube, and service.

b.	Joining Materials: Solder, brazing and welding filler metals; couplings.

c.	Valves: Ball and check valves suitable for service.

4.	Plumbing Specialties:

a.	Backflow Preventers: ASSE Standard backflow preventers for flow rate and maximum pressure loss required, 150 psig minimum working pressure installed at building potable water service entrance.

b.	Thermostatic Water-Mixing Valves: ASSE 107, manually adjustable.

c.	Miscellaneous Piping Specialties: Water hammer arresters, trap seal primer valves.

d.	Cleanouts: Cast-iron cleanouts, ASME Al 2.36.2M.

e.	Floor Drains: Cast-iron floor drains, ASME Al12.21.1M; cast- iron deep seal traps; related fittings.

END OF SECTION

SECTION 15440 - PLUMBING FIXTURES

A.	PROJECT INCLUDES BASE BUILDING SYSTEM THAT INCLUDES THE FOLLOWING:

1.	Plumbing fixtures and trim, fittings, and related accessories and appliances.

2.	Base building core will include flushometer type water closets, urinals, wall hung lavatories, electric water coolers, and one (1) service sink per floor to meet building occupant needs on every tenant floor and meet handicapped code requirements.

B.	QUALITY ASSURANCE

1.	Compliance: ANSI Al17.1; Applicable accessibility regulations.

C.	PRODUCTS

1.	Plumbing Fixtures:

a.	Water Closets: 1.6 gallon per flush cycle, vitreous china, wall hung type, wall hung mounting, back outlet, rim height, trim suitable for service required.

b.	Urinals: 1.6 gallon per flush cycle, vitreous china, wall hanging type, back outlet, trim suitable for service required.

c.	Lavatories: Vitreous china, wall-mounted, fittings and accessories suitable for service required.

d.	Service Sinks: Molded stone, floor mounted, fittings suitable for service required.

e.	Water Coolers: AR1 100, type, capacity, and fittings suitable for service required. ANSI and ADA compliant.

f.	Toilet Seats: Compatible with water closet.

g.	Flushometers: Water closet and urinal types.

h.	Fittings, Except Faucets: Supplies, stops, traps, continuous wastes, and escutcheons.

i.	Supports: ASME A112.6.1M, categories and types as required for fixtures required, including wall reinforcement.

END OF SECTION

SECTION 15450 - PLUMBING EQUIPMENT

A.	PROJECT INCLUDES BASE BUILDING SYSTEM THAT INCLUDES THE FOLLOWING:

1.	Commercial water heaters for potable hot water systems. Each pair of men’s and women’s toilet rooms on every tenant floor will be provided with a water heater capable of providing 60 gallons an hour of 120 deg. F water for service sink and lavatory hand washing.

B. QUALITY ASSURANCE

1.	Compliance. Storage Tanks: ASME Code; AWWA standards for nonpressure tanks; NFPA 22.

2.	Compliance, Water Softeners: ASME Code; NSF 44.

3.	Compliance, Water Heaters: UL 174, 732, 778, 1261, 1453; NSF 5; ASME Code Compliance.

C. PRODUCTS

1.	Water Heaters:

a.	Point-of-Use Storage Electric Water Heaters: Automatic type, glass lined with 150 psig rated storage tank, integral controls, relief valve.

b.	Electric Water Heaters: Automatic type, vertical, glass lined 150 psig rated storage tank, integral controls, drain valve, relief valve.

END OF SECTION

SECTION 15488 - NATURAL GAS SYSTEMS

A.	PROJECT INCLUDES BASE BUILDING SYSTEMS THAT INCLUDES THE FOLLOWING:

1.	Natural gas systems within the building.

2.	Base building will include a 2-1/2”, 2 psi gas express main to the penthouse roof for tenant provided emergency generators. Local meters provided by the Owner will meter individual gas consumption. Owner to provide manifold with eight (8) 1-inch valved taps. Each tap capable of providing a maximum of 600 cubic feet an hour of gas based on 150 feet of tenant gas piping to the outlet

3.	A 0.25 PSIG gas main shall deliver low pressure gas to four (4) 3/4” valved gas tees with meters on every tenant floor. Each tee will be capable of supplying a maximum of 100 cubic feet an hour of gas based on 60 feet of tenant gas piping to the outlet.

B. QUALITY ASSURANCE

1.	Compliance: NFPA 54.

C. PRODUCTS

1.	Piping System Working Pressure:

a.	Low-Pressure Natural Gas Piping Systems: 6-inch W.C. for tenant laboratory use.

b.	Low-Pressure Natural Gas Piping Systems: 2 psig for express main to penthouse roof for emergency generators.

2.	Pipe, Fittings, and Specialties:

a.	Steel Pipe and Tubes: ASTM A 53, Type E welded or Type S seamless, Grade B Schedule 40, black.

b.	Fittings and Valves: Suitable for piping type and service class.

c.	Pressure Regulator: Single stage gas pressure regulator; pressure regulator at device.

END OF SECTION

SECTION 15510 - HYDRONIC PIPING

A.	PROJECT INCLUDES BASE BUILDING SYSTEM THAT INCLUDES THE FOLLOWING:

1.	Existing piping systems for chilled water cooling, condenser water, and drain piping. Four (4”) inch condenser water loop shall be provided at each floor with 1-1/4” supply and return taps for a maximum of 14 GPM every 20-feet for tenant heat pump use. Temperature to be delivered between 60-90 deg. F. Heat exchangers and pumps to be located on floor utility room.

B. QUALITY ASSURANCE

1.	Compliance: ASME Code, ASME B 31.9.

C. PRODUCTS

1.	Pipes and Fittings.

a.	Copper Pipe and Tube Material: Drawn temper copper tubing, ASTM B 88, Type L and annealed temper copper tubing, ASTM B 88, Type K.

b.	Steel Pipe: ASTM A 53, Schedule 40, black steel pipe.

END OF SECTION

SECTION 15520 - STEAM AND CONDENSATE PIPING

A.	PROJECT INCLUDES BASE BUILDING SYSTEM THAT INCLUDES THE FOLLOWING:

1.	Low pressure 12-inch steam riser (15 psi) and 5-inch condensate piping and specialties for base building HVAC heating systems.

B. QUALITY ASSURANCE

1.	Compliance: ASME Code, ASME B 31.9.

END OF SECTION

SECTION 15540 - HVAC PUMPS

A.	PROJECT INCLUDES BASE BUILDING SYSTEM THAT INCLUDES THE FOLLOWING:

1.	Centrifugal pumps used in HVAC chilled water and condenser water for primary/secondary pumping base building system.

2.	Condensate vacuum pumps for base building systems.

3.	Condenser water pumps with 150 ton capacity at each office floor and 250 ton capacity at a lab floor with 60% floor space dedicated to laboratory.

B. QUALITY ASSURANCE

1.	Compliance: UL 778; Hydraulic Institute Standards.

C. PRODUCTS

1.	HVAC Pumps and Accessories:

END OF SECTION

SECTION 15555 - BOILERS AND ACCESSORIES

A.	PROJECT INCLUDES BASE BUILDING SYSTEM THAT INCLUDES THE FOLLOWING:

1.	Existing fire tube boilers with combination gas, oil burners for HVAC systems. Boiler accessories include: boiler water treatment, blowdown separator, breeching and chimney, feedwater equipment and deaerator. Boiler to support heat pump system.

B. QUALITY ASSURANCE

1.	Compliance: NFPA 31, 54; ASME Code; IRI.

END OF SECTION

SECTION 15680 - CHILLERS AND ACCESSORIES

A.	PROJECT INCLUDES BASE BUILDING SYSTEM THAT INCLUDES THE FOLLOWING:

1.	Water-cooled centrifugal chillers and accessories for base building systems.

B. QUALITY ASSURANCE

1.	Compliance: ASHRAE 15, UL 465.

END OF SECTION

SECTION 15710-COOLING TOWERS AND ACCESSORIES

A.	PROJECT INCLUDES BASE BUILDING SYSTEM THAT INCLUDES THE FOLLOWING:

1.	Three existing cooling towers for rejecting condenser heat from water-cooled base building systems and support of condenser water loop. One (1) existing tower will be utilized for winter operation.

END OF SECTION

SECTION 15751 - PACKAGED HEAT TRANSFER EQUIPMENT

A.	PROJECT INCLUDES BASE BUILDING SYSTEM THAT INCLUDES THE FOLLOWING:

1.	Heat transfer equipment for building HVAC systems.

B. PRODUCTS

1.	Heat Exchangers:

a.	Steam to Water U-Tube Heat Exchangers: Shell and tube type, removable tube bundle, steam in shell, water in tubes, to support water condenser loop.

b.	Water to water plate frame heat exchanger to support condenser water loop.

2.	Water-Source Heat Pumps (By Tenant):

a.	Heat-Pump Units: Ducted type, factory-assembled and tested, cabinet, sealed refrigerant circuit including compressor, refrigerant to water heat exchanger, refrigerant to air heat exchanger (coil) and reversing valve, evaporator fans, refrigeration and temperature controls, filters, dampers, capacity suitable for use.

END OF SECTION

SECTION 15830 - TERMINAL HEAT TRANSFER UNITS

A.	PROJECT INCLUDES BASE BUILDING SYSTEM THAT INCLUDES THE FOLLOWING:

1.	Terminal heat transfer units for heating and cooling of base building. Water source heat pumps to be provided for core conditioning.

END OF SECTION

SECTION 15850 - AIR HANDLING

A.	PROJECT INCLUDES BASE BUILDING SYSTEM THAT INCLUDES THE FOLLOWING:

1.	Fans and air handling units, for base building mechanical systems. Base building systems to provide 50-80 deg. F 100% outdoor air, with duct stub for tenant connection to support tenant air handling system. Tenant to tie into Base Building condenser loop valved stub. Air handling unit and heat pump to be provided by tenant. Base Building air handlers to have 30% filters. Tenant to provide 45% filter in laboratory air handler and final filters as required.

2.	Stair pressurization systems at three central stairs by means of base building fans. Fans shall be approximately 9,000 cfm with pressure relief at top of stairs.

3.	Toilet exhaust fans and duct distribution system to core toilets.

4.	Base Building Owner to provide space for tenant risers and space in penthouse where lab fans are to be located. All tenant loops to extend to penthouse individually. All tenant risers to be installed in a 2-hour separation including the fan room.

B. OUTSIDE AIR MAXIMUM FOR TENANT VENTILATION

1.	A typical tenant floor is 42,000 square feet. This does not include the core area.

2.	A typical office floor shall contain 42,000 square feet of tenant space.

3.	A typical laboratory floor shall contain a maximum of 60% laboratory space or 25,200 square feet, and 40% office space or 16,800 square feet.

4.	Tenant with 1/4 of an office floor (10,500 SF):

a.	1,890 cfm maximum outside air (0.18 cfm/SF).

5.	Tenant with 1/3 of an office floor (14,000 SF):

a.	2,520 cfm maximum outside air (0.18 cfm/SF).

6.	Tenant with 1/2 of an office floor (21,000 SF):

a.	3,780 cfm maximum outside air (0.18 cfm/SF).

7.	Tenant with 1/4 of a laboratory floor (10,500 SF):

a.	Laboratory area at 6,300 SF is 8,250 cfm maximum outside air (1.31 cfm/SF).

b.	Office area at 4,200 SF is 750 cfm maximum outside air (0.18 cfm/SF).

8.	Tenant with 1/3 of a laboratory floor (14,000 SF):

a.	Laboratory area at 8,400 SF is 11,000 cfm maximum outside air (1.31 cfm/SF).

b.	Office area at 5,600 SF is 1,000 cfm maximum outside air (0.18 cfm/SF).

9.	Tenant with 1/2 of a laboratory floor (21,000 SF):

a.	Laboratory area at 12,600 SF is 16,500 cfm maximum outside air (1.31 cfm/SF).

b.	Office area at 8,400 SF is 1,500 cfm maximum outside air (0.18 cfm/SF).

END OF SECTION

SECTION 15890 - AIR DISTRIBUTION

A.	PROJECT INCLUDES BASE BUILDING SYSTEM THAT INCLUDES THE FOLLOWING:

1.	Air distributions systems including ductwork, duct systems, HVAC casings, duct accessories, air outlets and inlets, and air terminals for base building systems.

B. QUALITY ASSURANCE

1.	Compliance: NFPA 90A, 96.

END OF SECTION

SECTION 15970 - HVAC CONTROL SYSTEMS

A.	PROJECT INCLUDES BASE BUILDING SYSTEM THAT INCLUDES THE FOLLOWING:

1.	Electronic temperature control systems used for base building HVAC systems. Tenant required to tie into Owner’s DDC to allow controllability of central systems.

END OF SECTION

SECTION 16000 - ELECTRICAL SYSTEMS DESCRIPTIONS

A.	PROJECT INCLUDES BASE BUILDING SYSTEM THAT INCLUDES THE FOLLOWING:

1.	Electrical Systems for the Following Applications: Refer to individual specification sections following for detailed requirements.

a.	9000 ampere 480/277 volt 3-phase, 4-wire power and distribution.

b.	Lighting, including exit and emergency lighting.

c.	600 kW 480/277 volt 3-phase, 4-wire emergency generator.

d.	Notifier addressable fire alarm and life safety.

e.	Security.

f.	Telephone.

g.	2000 ampere 480/277 volt 3-phase, 4-wire bus duct riser power connections for HVAC and plumbing equipment for tenant use.

2.	Illumination Levels - Base Building:

a.	Public Areas: 30 footcandles, and special areas.

b.	Circulation: 20 footcandles.

c.	Storage: 20 footcandles.

d.	Mechanical: 20 footcandles.

END OF SECTION

SECTION 16120 - WIRES AND CABLES

A.	PROJECT INCLUDES BASE BUILDING SYSTEMS THAT INCLUDE THE FOLLOWING:

1.	Wires, cables, and connectors for power, lighting, signal, control and related systems rated 600 volts and less.

B. QUALITY ASSURANCE

1.	Compliance: National Electrical Code; UL 4, 83, 486A, 486B, 854; NEMA/ICEA WC-5, WC- 7, WC-8; IEEE 82.

C. PRODUCTS

1.	Wire Components:

a.	Conductors for Power and Lighting Circuits: Solid conductors for No. 10 AWG and smaller; stranded conductors for No. 8 AWG and larger.

b.	Conductor Material: Copper.

c.	Insulation: THHN/THWN for conductors size 500MCM and smaller; THW, THHN/THWN or XHHW insulation for other sizes based on location.

d.	Jackets: Factory-applied nylon or PVC.

e.	Mineral insulated.

2.	Cables:

a.	Underground Service Entrance Cable: UL Type USE.

b.	Underground Feeder and Branch-Circuit Cable: UL Type UF.

c.	Portable Cord for Flexible Pendant Leads to Outlets and Equipment: UL Type S.

d.	Control/Signal Transmission Media: Single conductor coaxial type with polyethylene core; twisted pair, direct burial, aerial, plenum and video types.

e.	Flat Cabling System for Power Under Carpet Tile: Factory-laminated three-piece assembly including bottom shield, conductor assembly, and ground shield.

f.	Flat Cabling System for Telephone and Data Transmission Under Carpet Tile: Flat cable with capacity required.

g.	M.I. mineral insulated metal-sheathed cable.

3.	Connectors: UL listed solderless metal connectors with appropriate temperature ratings.

a.	Mineral insulated cable connectors and connections.

END OF SECTION

SECTION 16140 - WIRING DEVICES

A.	PROJECT INCLUDES BASE BUILDING SYSTEM THAT INCLUDES THE FOLLOWING:

1.	Wiring devices for electrical service.

B. QUALITY ASSURANCE

1.	Compliance: National Electrical Code, NEMA WD 1, UL.

C. PRODUCTS

1.	Wiring Devices and Components:

a.	Receptacles: UL 498 and NEMA WD 1.

b.	Industrial Receptacles: UL 498 pin and sleeve type; UL 1010 at hazardous locations.

c.	Ground-Fault Interrupter (GFI) Receptacles: Feed-thru type ground-fault circuit interrupter with integral duplex receptacles.

d.	Isolated Ground Receptacles: Listed and labeled, equipment grounding contacts integral to receptacle construction.

e.	Plugs: 20 amperes, 125 volts, 3 wire, grounding.

f.	Plug Connectors: 20 amperes, 125 volts, bakelite-body armored connectors, 3 wire, grounding.

g.	Snap Switches: UL 20 and NEMA WD 1, AC switches.

h.	Combination Switch and Receptacles: 3-way switch, 20 amperes, AC with toggle switch handle, 3 wire grounding receptacle, 20 amperes, 120 volts.

i.	Dimmer Switches, Incandescent Lamps: NEMA WD 1, solid state modular dimmer switches, 120 volts, 60 Hertz, adjustable rotary knob.

j.	Dimmer Switches, Fluorescent Lamps: Full-wave modular type AC dimmer with electromagnetic filters.

k.	Telephone Jacks: 4 position modular, flush in face of wall, plated.

l.	Wall Plates: Single and combination types, brushed stainless steel plate.

END OF SECTION

SECTION 16400 - SERVICE AND DISTRIBUTION

A.	PROJECT INCLUDES BASE BUILDING SYSTEM THAT INCLUDES THE FOLLOWING:

1.	Electrical service and distribution including service entrance, switchboards, low- voltage power switchgear, grounding, transformers, busways, panelboards, overcurrent protective devices, and motor controllers.

2.	Service and Distribution Requirements:

B.	PRODUCTS

1.	Service Entrance:

a.	Circuit Breakers: Three (3) 3000 ampere pringle switches serving the building.

b.	Fuses: Time-delay, fast-acting, current-limiting types.

c.	Meter Sockets: Acceptable to local utility company.

d.	Switches: Heavy-duty safety switches with NEMA Type 1 enclosure.

2.	Switchboards:

a.	Switchboard Type: Front-connected, front-accessible with fixed main device, panel-mounted branches and sections rear aligned.
b.	Switchboard Type: Front and side and rear accessible sections for fixed main device, branches and sections.

c.	Enclosure: NEMA 1, indoor.

d.	Utility Metering Compartment: Acceptable to local utility company.

e.	Buses and Connections: 480/277 volt, three-phase, four-wire type, uniform capacity entire length of switchboard.

f.	Overcurrent Protective Devices (OCPDs): Ratings, characteristics and settings suitable for use.

g.	Circuit Control and Protective Devices: Combination motor starter, automatic transfer switches, surge arrestors.

h.	Instrument Transformers: NEMA El 21.1, IEEE C57.13.

i.	Ratings: Nominal system voltage, continuous main bus amperage, short-circuit-current rating suitable for use.

3.	Low-Voltage Power Switchgear:

a.	Low Voltage Switchgear Assemblies: IEEE C37.20.1 and UL 1558. Nominal system voltage, main bus continuous amperage suitable for use. Short-time and short-circuit- current ratings same as highest rated circuit breaker in switchgear assembly.

b.	Low Voltage Drawout Power Circuit Breakers: IEEE C37.13 and UL 1066. Continuous current, interrupting, and short-time current ratings for each circuit breaker suitable for use. Voltage and frequency ratings same as switchgear.

4.	Grounding:

a.	Grounding Equipment: UL 467; copper conductors; NEC Table 8 wire and cable conductors; connectors.

b.	Grounding Electrodes: Copper-clad steel ground rods.

5.	Transformers:

a.	Dry Type Transformers: NEMA ST 20, copper windings, 2 winding type; enclosure type, insulation class, insulation temperature rise suitable for use; low- voltage surge arrestors; electrostatic shielding.

b.	Buck-Boost Transformers: NEMA ST I, UL 506, self-cooled dry type; continuous duty rating.

6.	Busways:

a.	Busways: Plug-in type, ANSI/UL 857, NEMA BU 1, enclosed, nonventilated, suitable for indoor installation, copper conductors.

b.	Plug-In Devices: Circuit breaker plugs, fusible switch plugs, fuse plugs, combination starter plugs; compatible with connected busway.

c.	A 2000 ampere 480/277 volt, 3-phase, 4-wire buss duct riser is available for tenant use, serving a total of three floors. Buss plug, transformer, panel, and check meter by tenant.

7.	Panelboards:

a.	Panelboards: NEMA PB 1, UL 50, 61, with overcurrent protective devices, enclosure suitable for use, copper bus, compression type main and neutral lugs, IEEE C62.I surge arresters.

b.	Panelboard Type: Lighting and appliance branch circuit panelboards; distribution panelboards.

8.	Overcurrent Protective Devices:

a.	Overcurrent Protective Devices: Integral to panelboards, switchboards, and motor control centers.

b.	Cartridge Fuses: NEMA FU I, class suitable for use.

c.	Fusible Switches: UL 98, NEMA KS 1, rating suitable for use.

d.	Molded Case Circuit Breakers: UL 489, NEMA AB 1; combination circuit breaker and ground fault circuit interrupters type; current-limiting circuit breaker type; rating suitable for use.

9.	Fuses:

a.	Cartridge Fuses: ANSI/IEEE FU 1, nonrenewable cartridge type, noninterchangeable type.

b.	Spare Fuse Cabinet: Wall-mounted 18 gage (.0358 inch) (.9 mm) steel unit.

10.	Motor Controllers:

a.	Manual Motor Controllers: Quick-make, quick-break toggle action.

b.	Magnetic Motor Controllers: Full-voltage nonreversing, across-the-line, magnetic controller.

c.	Multispeed Motor Controllers: Full-voltage nonreversing, across-the-line, magnetic controller, multispeed type.

d.	Reduced-Voltage Motor Controllers: Solid state type.

e.	Solid-State, Variable-Speed Motor Controllers: Variable speed control for NEMA Design B, 3 phase induction motor, ratings, control interfaces, internal adjustability, multiple motor capability, fusible features suitable for use.

f.	Combination Controller/Disconnect: Suitable for use.

11.	Maximum power available to tenant from Base Building services.

a.	A laboratory tenant, assuming 60% of the tenant space is laboratory and 40% of the tenant space is office, will be provided with a maximum of 15 watts/SF of demand power. Power is at 480V/3-phase/4-wire. This power is to be used for laboratory, support and office functions.

b.	An office tenant will be provided with a maximum of 8 watts/SF of demand power. Power is at 480V/3-phase/4-wire. This power is to be used for support and office functions.

END OF SECTION

SECTION 16515 - INTERIOR LIGHTING

A.	PROJECT INCLUDES BASE BUILDING SYSTEM THAT INCLUDES THE FOLLOWING:

1.	Interior lighting fixtures, lamps, ballasts, emergency lighting units, and accessories for egress paths and core areas of building.

B. QUALITY ASSURANCE

1.	Compliance: NFPA 70 “National Electrical Code.”

C. PRODUCTS

1.	Interior Lighting Components:

a.	Fluorescent Fixtures: Fixtures, UL 1570; ballasts, UL 935, electronic, and dimming types; air handling fixtures.

b.	High Intensity Discharge (HID) Fixtures: UL 1572; ballasts, UL 1029; instant restrike device.

c.	Incandescent Fixtures: UL 1571.

d.	Fixtures for Hazardous Locations: UL 844.

e.	Track Lighting Systems: UL 1574.

f.	Exit Signs: UL 924, self-powered battery type and self-powered luminous source type.

g.	Emergency Lighting Units: UL 924.

h.	Emergency Fluorescent Power Supply: UL 924.

i.	Lamps: ANSI Standards, C78 series.

j.	Suspended Fixture Support Components: Stem, rod, and hook hangers.

D. SCOPE

1.	New core lighting all floors, toilet rooms, utility rooms, elevator, lobby, egress corridor, common corridor, stairwell lighting by base building.

2.	Tenant to provide lighting fixtures in tenant area to building standards.

3.	Base building standards as follows:

a.	2’x4’ recessed parabolic light fixtures with electronic ballast and T-8 lamps to achieve 55 footcandles for all office areas.

b.	2’x2’ recessed parabolic light fixtures with electronic ballast and T-8 lamps to achieve 30 footcandles for all office areas.

c.	Direct/indirect lighting in all labs to achieve 75 footcandles with electronic ballast and T-8 lamps.

d.	All lighting to be approximately 1.5 watts per square foot or less.

END OF SECTION

SECTION 16525 - EXTERIOR LIGHTING

A.	PROJECT INCLUDES BASE BUILDING SYSTEM THAT INCLUDES THE FOLLOWING:

1.	Exterior lighting fixtures, lamps, ballasts, poles, standards, and accessories.

B. QUALITY ASSURANCE

1.	Compliance: NFPA 70 “National Electrical Code.”

C.	PRODUCTS

1.	Exterior Lighting Components:

a.	Fluorescent Fixtures: Fixtures, UL 1570; ballasts, UL 935, energy-saving and electronic types.

b.	High Intensity Discharge (HID) Fixtures: UL 1572; ballasts, UL 1029; instant restrike device to match existing building HID source.

c.	Lamps: ANSI Standards, C78 series.

d.	Fixture Support Poles, Mast Arms and Brackets: Aluminum.

END OF SECTION

SECTION 16620 - PACKAGED ENGINE GENERATOR SYSTEMS

A.	PROJECT INCLUDES BASE BUILDING SYSTEM THAT INCLUDES THE FOLLOWING:

1.	Packaged diesel engine generator system.

B.	QUALITY ASSURANCE

1.	Compliance: NFPA 110.

C.	PRODUCTS

1.	Packaged Engine Generator System Characteristics:

a.	Type: 600 kW emergency/standby-rated, automatically started and manually started diesel engine coupled to an AC generator unit located on the second floor roof.

b.	Ratings: Voltage, frequency, and power output ratings suitable for use.

c.	Maximum Transfer Time to Assume Full Load: Suitable for service.

d.	Fuel Supply: 5.6 hours of operation.

2.	Packaged Engine Generator System Components:

a.	Engine: NFPA 37, four cycle.

b.	Engine Fuel: Diesel fuel oil grade DF-2.

c.	Cooling System: Closed-loop, liquid-cooled, radiator mounted on generator set base.

d.	Fuel Supply System: NFPA 30,37; 500 gallon day tank, redundant high-level fuel shutoff, fuel piping and storage tank.

e.	Engine Exhaust System: Critical.

f.	Combustion Air-Intake System: Filter type air intake silencer, intake duct and connections.

g.	Starting System: Electric with negative ground.

h.	Control and Monitoring: Operating and safety indications, protective devices, basic system controls, engine gages.

i.	Generator, Exciter, and Voltage Regulator: NEMA MG 1, direct drive,

j.	Load Bank: Permanent outdoor, remotely controlled, forced-air cooled, resistive/reactive unit,

k.	Outdoor Generator Set Enclosure: Weatherproof aluminum housing, louvers, dampers.

l.	Transfer Switches: Automatic 4-pole, applicable to service required.

3.	Space provided in penthouse and/or on the roof for tenant generator sets for their use. No stand-by power for tenant requirements are provided as part of base building. (Note: Other tenant floors to be served in a similar manner as required.)

4.	New emergency circuiting from new emergency distribution panel every third floor, to common area exit lights and emergency lighting.

5.	Supplemental battery units in all egress pathways.

6.	Provide structural support.

7.	Fuel oil fill pump system.

8.	Life safety and equipment loads on new generator:

a.	Life safety

b.	Elevator needs

c.	Fire pump/jockey pumps

d.	Boilers, condensate pump

e.	Cooling tower pumps

f.	Temperature control panels

g.	Fire alarm panel

h.	Stair pressurization fans

i.	Security systems

j.	Two Owner air handling units

9.	No central point of connection for tenant emergency life safety lighting. Tenant shall install battery units within tenant space. Tenant shall also be responsible for their own stand-by needs.

END OF SECTION

SECTION 16660 - GROUND-FAULT PROTECTION SYSTEMS

A.	PROJECT INCLUDES BASE BUILDING SYSTEM THAT INCLUDES THE FOLLOWING:

1.	Ground-fault sensing, relaying, tripping, and alarm devices for installation in distribution switchboards and panelboards rated 600 volts and less.

B. PRODUCTS

1.	Ground-Fault Sensing Devices:

a.	Outgoing-Circuit Current Sensors: Current transformer with circuits requiring outgoing- circuit sensing method.

b.	Ground-Return Current Sensors: Current transformer for encircling main bonding jumper connection.

c.	Short Circuit Rating: 200,000 amperes RMS symmetrical.

d.	Outputs: Compatible with relay inputs.

2.	Ground-Fault Relays and Monitors:

a.	Ground-Fault Relay: Solid-state type without external electrical power supply required for relay.

b.	Monitor Panels: Ground-fault indicators, control-power indicators, test and reset buttons.

END OF SECTION

SECTION 16721 - FIRE ALARM SYSTEMS

A.	PROJECT INCLUDES BASE BUILDING SYSTEM THAT INCLUDES THE FOLLOWING:

1.	“Notifier” addressable, analog, microprocessor-based fire detection and alarm system with manual and automatic alarm initiation, analog addressable smoke detectors, and automatic alarm verification for alarms initiated by designated smoke detector zones.

B.	QUALITY ASSURANCE

1.	Compliance: NFPA 70, 71, 72, 72E, 72G, 72H.

C.	PRODUCTS

1.	Fire Alarm System Characteristics:

a.	Signal Transmission: Hard-wired individual circuits.

b.	Audible Alarm Indication: Speakers and voice alarm messages.

c.	Interface: Smoke removal systems, smoke dampers, air handling units control.

2.	Fire Alarm System Components:

a.	Manual Pull Stations: Double-action type, metal.

b.	Smoke Detectors: UL 268, self-restoring type with visual indicator, photoelectric and ionization-types.

c.	Thermal Detectors: Fixed-temperature and rate-of-rise type.

d.	Flame Detectors: Ultraviolet type with delay.

e.	Visual Alarm Devices: Dual-voltage strobe lights.

f.	Voice/Tone Speakers: UL 1480 type.

g.	Fire Fighters Telephones: Telephone handset with dedicated, supervised communication lines.

h.	Device Location-Indicating Lights: System-voltage-indicating light.

i.	Magnetic Door Holders: Wall or floor mounted type.

j.	Fire Alarm Control Panel: UL 864 with lockable steel enclosure and alphanumeric display and system controls.

k.	Graphic Annunciator: LED indicators on graphic building floor plan.

l.	System Printer: Dot-matrix type.

m.	Transmitter: Auto-dialer type.

n.	Emergency Power Supply: Battery operated, 60-hour operation capacity,

o.	Line-Voltage and Low-Voltage Circuits: Solid copper conductors with rated insulation, color coded.

p.	Conduit: Rigid steel, fire-rated type.

3.	All new F.A. devices shall be addressable and code approved, for all egress common corridors.

4.	New system transponders for tenant connection, located every third floor.

5.	All fire alarm devices installed by tenant shall be new “Notifier” equipment.

6.	Each tenant will be allowed a total of 25 addressable points for each quadrant for a typical floor. A total of 100 points per floor.

END OF SECTION

SECTION 16724 - INTRUSION DETECTION SYSTEMS

A.	PROJECT INCLUDES BASE BUILDING SYSTEM THAT INCLUDES THE FOLLOWING:

1.	Intrusion detection system including sensors, signal equipment, controls, and alarm displays.

B.	QUALITY ASSURANCE

1.	Compliance: UL 609, 681, 1023, 1076, 1641, FM approval as applicable.

C.	PRODUCTS

1.	Intrusion Detection System Components:

a.	Surge Protection: UL 1449.

b.	Interference Resistance: Not affected by radiated radio frequency interference and electrical as applicable.

c.	Tamper Protection: Tamper protection switches.

d.	Intrusion Detection Devices: Types, features, accessories and mounting conditions as applicable.

e.	Alarm Contact Arrangement: Single-pole, double-throw type.

f.	Door Switches: UL 634.

g.	Space Intrusion Detection Devices: UL 639, passive infrared, microwave, acoustical, glass-break, vibration, and dual-technology devices as applicable.

h.	System Control Panel: UL compliance for type of unit.

i.	Annunciator: Visual display and audible alarm.

j.	Secure-Access Control Stations: Keypad, display module, and key operated switch.

k.	System Printer: Dot-matrix type with NRTL label.

l.	Wire and Cable: Stranded copper.

D.	SCOPE

1.	Match base building manufacturer.

a.	A card key access system to monitor and control all ground floor access doors.

b.	Complete system by Owner’s security contractor.

c.	Tenant area system installed by tenant with access by Owner.

END OF SECTION

SECTION 16740 - TELEPHONE SYSTEMS

A.	PROJECT INCLUDES BASE BUILDING SYSTEM THAT INCLUDES THE FOLLOWING:

1.	Single-line telephone system.

2.	Key type (pushbutton) telephone system.

3.	Private automatic branch exchange (PABX) telephone system.

4.	Interior telephone distribution system.

5.	System: Closet to be provided by tenant for tenant use.

B.	QUALITY ASSURANCE

1.	Compliance: FCC regulations.

C.	PRODUCTS

1.	Telephone System Components:

a.	Telephone wiring, cabling, and jacks.

b.	Control and signal transmission media.

c.	Attendant’s consoles.

d.	Switching systems.

e.	Modems.

f.	Line drivers.

g.	Terminals.

h.	Telephone instruments (handsets).

i.	Integrated voice/data switches.

j.	Ancillary equipment.

2.	Telephone Distribution System Components:

a.	Terminal Blocks: Type 66 or 100, stand-off brackets.

b.	Jack Assemblies: 8-position modular, latching, plug type.

c.	Cable: 4 pair, No. 24 AWG, solid copper, ICEA S-80-576.

d.	Raceways, Boxes, Cabinets: Comply with project standards.

e.	Backboard: Interior grade plywood, 3/4 inch (19 mm) thick.

END OF SECTION

EXHIBIT G

INTENTIONALLY OMITTED

EXHIBIT H

NOTICE OF COMMENCEMENT DATE, RENT COMMENCEMENT DATE

AND TENANT’S PRO RATA SHARE

To:	Date:

Re:	Lease dated , 20 , between Landlord, and , Tenant, concerning Suite located at .

Gentlemen:

In accordance with the subject Lease, we wish to advise and/or confirm as follows:

1. That the Premises have been accepted herewith by the Tenant and Tenant has Substantially Completed the Initial Alterations. Landlord has substantially completed Landlord’s Base Building Work (to the extent the same has been scheduled to completed in accordance with the Lease as of this date) and that there is no deficiency in construction.

2. That the Tenant has possession of the subject Premises and acknowledges that under the provisions of the subject Lease the Term of said Lease shall commence (or has commenced) as of                      for a term of                      ending on                         .

3. That in accordance with the subject Lease, the Rent Commencement Date occurred on                                              .

4. If the Rent Commencement Date is other than the first day of the month, the first billing will contain a pro rata adjustment. Each billing thereafter shall be for the full amount of the monthly installment as provided for in said Lease.

5. The Rentable Square Footage within the Premises is square feet.

6. Tenant’s Percentage, as adjusted based upon the number of Rentable Square Footage within the Premises, is                     %.

7. Capitalized Terms used but not defined herein shall have the meaning ascribed to each in the Lease.

ACCEPTED AND AGREED

LANDLORD:	TENANT:

300 George Street, L.L.C.	Achillion Pharmaceuticals, Inc.

By: Winstanley Enterprises, LLC

By:	By:

EXHIBIT I

ENVIRONMENTAL REPORTS

1.	Phase I Environmental Site Assessment Prepared by: GZA Geoenvironmental, Inc., January 2000

2.	Report on Phase I Environmental Site Assessment Update Prepared by: Haley & Aldrich, Inc., October 1999

3.	Form III Transfer Act Filing:

a.	Property Transfer Fee Payment Form

b.	Environmental Condition Assessment Form

4.	Underground Storage Facility Notification and Test Results

SCHEDULE A

Description of Real Property:

8

Exhibit A

84 Orange Street
New Haven
Connecticut 06510
203 786-5110

ARCHITECTS

SVIGALS + PARTNERS

LEGEND

VERTICAL PENETRATIONS:	[illegible] SQ. FT.
BUILDING COMMON AREA:	N/A
FLOOR COMMON AREA:	4,997 SQ. FT.
ACHILLION AREA	7,559 SQ. FT

NORTH

DRAWING TITLE: 8,768 RENTABLE/ 7,559 USABLE R/U = 1.159		SCALE: NTS / DATE: 2/23/02	DRAWING NO: SK-01
FILE NO:	JOB NAME: ACHILLION SECOND FLOOR 300 GEORGE	JOB NO: 0135.00	PAGE NO: 1

G. W. C. WHITING (1885-1974)	WILLARD HACKERMAN PRESIDENT AND CEO

FOUNDED 1909

THE WHITING-TURNER CONTRACTING COMPANY

(INCORPORATED)

ENGINEERS AND CONTRACTORS

CONSTRUCTION MANAGEMENT		INSTITUTIONAL
GENERAL CONTRACTING	195 CHURCH STREET, 16TH FLOOR	DATA CENTERS
DESIGN-BUILD	NEW HAVEN. CONNECTICUT 06510	SPORTS AND ENTERTAINMENT
SPECIALTY CONTRACTING	203-789-8700	INDUSTRIAL
OFFICE/HEADQUARTERS	FAX 203-789-5776	WAREHOUSE/DISTRIBUTION
RETAIL/SHOPPING CENTERS	www.whiting-turner.com	MULTI-FAMILY RESIDENTIAL
HEALTH CARE		ENVIRONMENTAL
BIO/TECH/PHARMACEUTICAL		BRIDGES, CONCRETE
HIGH-TECH/CLEANROOM

March 5, 2002

Grubb & Ellis, Inc.

300 George Street

New Haven, CT 06510

Attention:	Mr. Thomas DcAngelis
Program Manager

Re:	Achillion Pharmaceuticals - 2nd Flr.
300 George Street
REVISED - Guaranteed
Maximum Price Submission

Dear Tom,

The following is our Guaranteed Maximum Price Submission for the above-mentioned project. We propose to complete the work as indicated for the amount of: Two Million Ninety Eight Thousand One Hundred Dollars and Zero Cents. ($2,098,100.00).

The scope of work is as depicted in the 100% Construction Drawings and as amended by our attached clarifications and qualifications.

Thank you for the opportunity to propose on this exciting project. Please do not hesitate to contact me if you have any questions, or require further information.

Very truly yours,

THE WHlTING-TURNER CONTRACTING COMPANY

Richard Warhall
Senior Project Manager

cc: W.J. Wahl. Jr. WT / .T. Roeth, WT / WT File

FT LAUDERDALE, FL     PLEASANTON, CA    CLEVELAND, OH    CORPORATE HEADQUARTERS    BETHESDA, MD    SHELTON, CT    NEWARK, DE    ORLANDO, FL    ATLANTA, GA    BOSTON, MA    SOMERSET, NJ    DALLAS, TX    BALTIMORE, MD    IRVINE, CA    ALLENTOWN, PA    LAS VEGAS, NV    RICHMOND, VA

The Whiting-Turner Contracting Company	Achillion Pharmaceuticals
300 George St, 2nd Floor

Achillion Pharmaceuticals – 2nd Floor Renovation

300 George Street, New Haven, CT

Presented to Winstanley Enterprises, LLC.

Guaranteed Maximum Price Submission

March 5, 2002

Clarifications and Qualifications

1.	This Guaranteed Maximum Price Submission is based on revised drawings/specifications listed and dated as indicated below:

Architectural drawings as prepared by Svigals + Partners, and BVH Integrated Services, dated as indicated below:

Drawing No:	Description:	Date
T-101	Title Sheet	01/28/02
A-101	Floor Plan	02/19/02
A-101DIM	Dimensioned Floor Plan	02/19/02
A-102	Reflected Ceiling Plan and Details	02/18/02
A-103	Partial Roof Plan	01/28/02
A-201	Interior Elevations	01/28/02
A-202	Interior Elevations	02/19/02
A-301	Details and Wall Types	02/19/02
A-401	Schedules	02/19/02
MEP 1.01	MEP General Notes and Abbreviations	02/19/02
MEP 1.02	MEP Symbol List	02/19/02
MEP 1.03	MEP Schedules	02/19/02
MEP 1.04	MEP Schedules	02/19/02
MEP 1.05	MEP Schedules	02/19/02
MEP 1.06	MEP Details	02/19/02
S1.01	Part Framing Plans and Details	02/14/02
PFP1.01	First Floor Fire Protection/Plumbing Plan	02/19/02
PFP 1.02	Second Floor Fire Protection/Plumbing Plan	02/19/02
HA 1.01	Second Floor HVAC Ductwork Plan	02/19/02
HB 1.01	Second Floor HVAC Ductwork Plan	02/19/02
H 1.02	HVAC Roof Plan	02/19/02
HP 1.01	Second Floor HVAC Plan	02/19/02
HP 1.02	HVAC Roof Plan	02/19/02
H 4.01	HVAC Details	02/19/02
EL 1.01	Second Floor Lighting Plan	02/19/02
EP 1.01	Second Floor Power Plan	02/19/02
ES 1.01	Second Floor Special Systems Plan	02/19/02
E 1.02	Electrical Roof Plan	02/19/02
E 2.01	Electrical Details	02/19/02
E 3.01	Electrical Power Riser Diagram	02/19/02

2

The Whiting-Turner Contracting Company	Achillion Pharmaceuticals
300 George St, 2nd Floor

2.	Technical Specifications as prepared by Svigals + Partners, and BVH Integrated Services dated January 16, 2002

LAB TENANT IMPROVEMENTS FOR ACHILLION PHARMACEUTICALS VOLUME ONE

Spec. Section:	Description:
DIVISION 1 – GENERAL REQUIREMENTS
01010	Summary of the Work
01045	Cutting Patching and Removals
01200	Project Administration
01230	Alternates
01300	Submittals
01400	Quality Control
01500	Construction Facilities and Temporary Controls
01600	Materials and Workmanship
01700	Project Closeout

DIVISION 2
02223	Minor Demolition for Remodeling

DIVISION 6 – WOOD AND PLASTICS
06114	Wood Blocking and Curbing
06400	Architectural Woodwork

DIVISION 7 – THERMAL AND MOISTURE PROTECTION
07212	Board and Batt Insulation
07531	Modified Bitumen Repairs
07620	Sheet Metal Flashing and Trim
07840	Firestopping
07900	Joint Sealers

DIVISION 8 – DOORS AND WINDOWS
08111	Standard Steel Doors
08112	Standard Steel Frames
08211	Flush Wood Doors
08310	Access Doors and Panels
08700	Finish Hardware

DIVISION 9 – FINISHES
09260	Gypsum Board Assemblies
09511	Suspended Acoustical Ceilings
09650	Resilient Flooring

3

The Whiting-Turner Contracting Company	Achillion Pharmaceuticals
300 George St, 2nd Floor

09680	Carpet
09705	Resinous Flooring
09900	Painting

DIVISION 10 – SPECIALTIES
10262	Wall Guards
10523	Fire Extinguishers, Cabinets and Accessories

DIVISION 11 – EQUIPMENT
11130	Projection Screens
11600	Laboratory Equipment
11610	Fume Hoods

DIVISION 12 – FURNISHINGS
12345	Laboratory Casework
12492	Horizontal Louver Blinds

DIVISION 13 – SPECIAL CONSTRUCTION
13851	Fire Alarm
13915	Fire Suppression Sprinklers

DIVISION 15 – MECHANICAL
15010	General Conditions for Mechanical Trades
15050	Basic Mechanical Materials and Methods
15060	Hangers and Supports
15075	Mechanical Identification
15081	Duct Insulation
15082	Equipment Insulation
15083	Pipe Insulation
15100	Valves
15121	Pipe Expansion Fittings and Loops
15122	Meters and Gauges
15140	Domestic Water Piping
15170	Motors
15181	Hydronic Piping
15183	Refrigerant Piping
15185	Hydronic Pumps
15212	Laboratory Water, Air and Vacuum Piping
15241	Mechanical Vibration Controls and Seismic Restraints
15412	Emergency Plumbing Fixtures
15420	Drainage and Vent Piping
15440	Plumbing Fixtures
15485	Electric Domestic Water Heaters
15496	Natural Gas Piping
15745	Water Source Heat Pumps

4

The Whiting-Turner Contracting Company	Achillion Pharmaceuticals
300 George St, 2nd Floor

15752	Humidifiers
15761	Air Coils
15815	Metal Ducts
15820	Duct Accessories
15832	Finned Tube Radiation
15851	High Plume Dilution Blowers
15854	Central Station Air Handling Units
15855	Diffusers, Registers, and Grilles
15900	HVAC Instrumentation and Controls
15941	Sequence of Operations
15990	Testing, Adjusting, and Balancing

DIVISION 16 – ELECTRICAL
16010	General Conditions for Electrical Trades
16050	Basic Electrical Materials and Methods
16060	Grounding and Banding
16071	Seismic Controls for Electrical Work
16075	Electrical Identification
16120	Conductors and Cables
16130	Raceways and Boxes
16140	Wiring Devices
16145	Lighting Control Devices
16215	Electrical Power Monitoring and Control
16231	Packaged Engine Generators
16289	Transient Voltage Suppression
16410	Enclosed Switches and Circuit Breakers
16415	Transfer Switches
16442	Panel Boards
16450	Enclosed Bus Assemblies
16461	Dry Type Transformers (1000 V and less)
16481	Enclosed Controllers
16491	Fuses
16511	Interior Lighting
16751	HVAC Control Cabling
16752	Voice and Data Raceway System

3.	Other:

a.	The Whiting-Turner Contracting Company, Construction Administration Handbook (Revised to December 10, 2001)

b.	Bid Packages prepared by The Whiting-Turner Contracting Company (Transmittal dated February 19, 2002). The bid package includes the following exhibits:

Exhibit A	Contract Documents

Exhibit B	Scope of Work

5

The Whiting-Turner Contracting Company	Achillion Pharmaceuticals
300 George St, 2nd Floor

Exhibit C	Insurance Requirements

Exhibit D	Contract Modifications

Exhibit G	Voluntary Alternates

Exhibit H	Unit Prices

Exhibit I	Labor Rates

Exhibit J	Equipment Rental Rate Schedule

Exhibit K	Manpower Requirement Schedule

c.	Achillion Addendum #1 by Svigals + Partners and BVH Integrated Services dated January 28, 2002.

d.	Achillion Addendum #2 by Svigals + Partners and BVH Integrated Services, dated February 19, 2002.

4.	This project is based on the contract terms and conditions previously agreed to between Winstanley Enterprises and The Whiting-Turner Contracting Company. The Whiting- Turner Contracting Company assumes the AIA A121/CMc-a (revised 1998) will be the base agreement.

5.	The project substantial completion date is July 19, 2002. See attached project schedule entitled Achillion Pharmaceuticals 2nd Floor Renovation, dated January 28, 2002.

6.	The Whiting-Turner Contracting Company has carried a construction contingency cost approximately equal to 3.5% of the cost of work.

7.	For changes in work after acceptance of the GMP, The Whiting-Turner Contracting Company fee shall be 5% of the cost of the change.

8.	Liability Insurance has been included in the GMP and will be billed for the amount of 0.6% of the project billings.

9.	Whiting-Turner has included a Performance Bond for “Superior Mechanical” due to the large dollar value of their scope of work (approximately $914,000.00).

10.	Builders Risk has been included in the GMP at a fixed lump sum amount of $1,200.00.

General Items

11.	General Conditions are included as a lump sum amount and consist of the following:

•	Direct salary costs for field and office personnel

•	Field and office supplies (Paper, pens, etc.)

•	Cellular and office telephone expenses

•	U.S. and overnight mail expenses

•	Field and office equipment rentals and support (copiers, computers, etc.)

•	Subsistence charges for travel, parking, etc.

6

The Whiting-Turner Contracting Company	Achillion Pharmaceuticals
300 George St, 2nd Floor

NOTE: Transfers of money from other line items to General Conditions (totaling over $5,000) will require approval from Grubb & Ellis and Achillion Pharmaceuticals.

Division 1: General Requirements

12.	Removal of hazardous materials such as asbestos, lead paint, PCP’s, mercury, etc. is specifically excluded from this proposal.

13.	This proposal is based on straight time costs for all new work. Project hours will be 7:00 am.– 3.00 p.m.

14.	No consumption charges associated with temporary services are included in this proposal. We assume that building operations will pay for these services directly. The Whiting-Turner Contracting Company assumes converting the existing toilet rooms to a usable facility for the duration of the project.

15.	A demolition allowance, in the amount of $2,500,00, is included for any miscellaneous demolition not identified on the Contract Documents.

16.	The Whiting-Turner Contracting Company labor used for general construction items (Cleanup, equipment pads, etc.) will be billed out at actual cost plus 15%. Costs associated with these items are included in this GMP.

17.	All testing and inspections (i.e.: concrete cylinders, etc.) are to be completed by the owner. The Whiting-Turner Contracting Company has included costs associated with steel and roofing inspections in this GMP.

18.	Costs for temporary protection of existing spaces has been included in this GMP. Temporary protection includes but is not limited to protecting of the following.

•	Existing tenant spaces during construction

•	Completed finishes during construction in adjacent areas

•	Contractor / owner supplied furniture, equipment, etc. during project completion

19.	Final fit-up of the bathroom core is not included in this GMP.

Division 2: Sitework / Selective Demolition

20.	Final cleaning has been included and will be completed in one mobilization at the completion of the entire project.

Division 5: Steel

21.	All steel, indicated on the Contract Documents, will be delivered via the service elevator or crane. Generator dunnage will be combined for use by the multiple tenants. This location is not as indicated on the Contract Documents.

22.	All roof steel is to be galvanized per the construction drawings. All interior steel will be shop primed.

7

The Whiting-Turner Contracting Company	Achillion Pharmaceuticals
300 George St, 2nd Floor

Division 6: Woods & Plastics

23.	All work carrels and office furniture are specifically excluded from this proposal. Millwork kitchenette as shown on Contract Drawings is included in this GMP. All wood blocking for interior and exterior work is included in this GMP as indicated.

Division 7: Thermal & Moisture Protection

24.	Costs for a roofing consultant have been included in this GMP.

Division 9: Finishes

25.	A long leg track has been included for wall headers in lieu of the nested stud track.

Division 10: Specialties

26.	All signage is to be furnished and installed by the tenant.

27.	Window Treatments (Vertical Blinds) have been included at the exterior windows and will match the building standard. Note, the specification indicates horizontal mini-blinds.

28.	Wall guards are indicated within the specifications but not located on the drawings. A quantity cannot be determined without this information and wall guards are not included within this proposal. An allowance is incorporated in this GMP for stainless steel corner guards at $1,400.00.

Division 11: Equipment

29.	Gas Cylinder restraints are included within the fume hood pricing.

30.	Glass Washer/Dryer as specified is not included. Per Dick Burnham Technical Sales recommendation, Whiting-Turner has included within this proposal, the Lancer Model #1400. This model includes the on-board storage of chemicals required by the specification.

Division 12: Furnishings

31.	All casework and equipment associated with laboratory furnishings are proposed to be “Mott” by New England Laboratory. Additional product information shall be provided if required. Pipe chases are included as metal in lieu of “Chem Surf” as specified. All Workplace 7000 series laboratory casework as indicated on Contract Drawings is included in this GMP. All epoxy countertops as indicated on Contract Drawings are included in this GMP. If “Kewaunee” is desired in lieu of “Mott” the approximate price increase is $13,000.00.

8

The Whiting-Turner Contracting Company	Achillion Pharmaceuticals
300 George St, 2nd Floor

Division 13: Special Construction

32.	Fire Alarm system is included within the Division 16 - Electrical scope of work.

Division 15: Plumbing & Mechanical Systems

33.	Cost for pressure testing, repairing, or seismic bracing of the existing fire sprinkler pipe has not been included in this GMP.

34.	It is assumed that all fire protection mains installed are correctly sized for the area. No costs for relocation or replacement of these lines have been included.

35.	Sprinkler work will require the sprinkler system to be drained and capped for the duration of the project within the Achillion construction area, all tenant occupied areas will remain fully charged. No costs for maintaining the system have been included. Should it be required that the system remains operative it is expected that the tenant, at the tenants expense, drains and fills the system outside of (he project hours (7 AM - 3 PM).

36.	Off-hours work for plumbing work on the second floor has not been included in this GMP, and is not required due to the fact that the areas below the construction zone is unoccupied.

37.	Electrical wiring for the communications, HVAC controls, etc. to be run as exposed plenum wire in lieu of specified hard conduit.

Division 16: Electrical

38.	Included within this scope, by the electrical contractor, are back-boxes and conduit for security and telephone/data systems. Equipment, devices or terminations costs, per proposals provided by Achillion Pharmaceuticals, have been incorporated into this proposal. Separate contingency amounts have also been included for these scopes of work.

39.	It is assumed all tenant furnished office furniture will be installed with ‘whips’ for connection to junction boxes furnished under this GMP.

40.	Wiring and circuitry have been included per the equipment schedules. Routing of branches will be coordinated with other trades during development of coordination drawings.

41.	This GMP assumes all telecommunications equipment, devices, and wiring will be by tenant recommended vendor. See clarification #38.

42.	EMT and MC cable (with set screw fittings) are included in this GMP in lieu of conduit as specified. Feeders in exposed areas (outside tenant space) will be run in conduit, as specified.

9

The Whiting-Turner Contracting Company	Achillion Pharmaceuticals
300 George St, 2nd Floor

Owner Provided Items:

43.	Guaranteed layouts for all Owner furnished/coordinated items (office furniture, telephone & data systems, security systems, etc.) must be forwarded for coordination with the plumbing/electrical layout. Owner provided information must be forwarded prior to the commencement of all “in-wall” plumbing and electrical rough-in operations.

10

The Whiting-Turner Contracting Company	Tenant Improvements for Achillion Pharmaceuticals
300 George St, 2nd Floor
Guaranteed Maximum Price Submission

Achillion Pharmaceuticals - 2nd Floor Fit-Out - Project Summary

Presented to Winstanley Enterprises, LLC

REVISED - Guaranteed Maximum Price Submission

03/05/2002

		Sq. Ft. Value
Total Division 1	$44,578.00	$5.36
Total Division 2	$8,250.00	$0.75
Total Division 3	$4,200.00	$0.51
Total Division 4	$—	$—
Total Division 5	$25,300.00	$3.04
Total Division 6	$9,947.00	$1.20
Total Division 7	$23,065.00	$2.77
Total Division 8	$21,991.00	$2.65
Total Division 9	$152,503.00	$18.35
Total Division 10	$2,250.00	$0.27
Total Division 11	$245,740.00	$28.56
Total Division 12	$44,261.00	$5.32
Total Division 13	$—	$—
Total Division 14	$—	$—
Total Division 15	$940,276.00	$113.11
Total Division 16	$248,026.00	$29.84
Contingency @ 3.5%	$62,000.00	$7.46
SUBTOTAL COST OF WORK	$1,830,387.00	$220.18
Permits $19 per $1000	$37,250.00	$4.48
Trade Subtotal	$1,867,640.00	$224.66
General Conditions	$103,000.00	$12.38
CM Fee @ 5%	$93,382.00	$11.23
SUBTOTAL	$2,064,020.00	$248.29
Builders Risk Insurance	$1,200.00	$0.14
Liability Insurance (0.6%)	$12,384.12	$1.49
Performance Bond Costs	$7,900.00	$1.02
6% CT Sales Tax on WT Work	$12,597.97	$1.52

CONSTRUCTION TOTAL	$2,098,100.00	$252.48

The Whiting-Turner Contracting Company	Achillion Pharmaceuticals
2nd Floor Expansion
Guaranteed Maximum Price Submission

Spec. Sect	Description	Quantity	Unit	Unit Price	Materials	Total
Div 1	Temporary Lighting	1	LS	$1,500.00	$—	$1,500.00
Div 1	Small Tools & Equipment	4	MOS	$300.00	$—	$1,200.00
Div 1	Drawings & Spec’s During Construction	25	SETS	$50.00	$—	$1,250.00
Div 1	Testing & Inspections	40	HR.	$75.00	$—	$3,000.00
Div 1	Progress Photos	4	MOS	$250.00	$—	$1.000.00
Div 1	Daily Clean-up	173	HR.	$40.00	$—	$6,928.00
Div 1	Temporary Protection and Safety/Barricades	640	HR.	$30.00	$—	$19,200.00
Div 1	Dumpsters	15	PULLS	$700.00	$—	$10,500.00
Div 1	Total					$44.578.00
Div 2	Unit #02A - Final Cleaning	1	LS	$3,750.00	$—	$3,750.00
Div 2	Miscellaneous Demolition Allowance	1	LS	$2,500.00	$—	$2,500.00
Div 2	Total					$6,250.00
Div 3	Concrete Housekeeping Pads	7	EA	$600.00	$—	$4,200.00
Div 3	Total					$4,200.00
Div 4	Not Used	0	LS	$—	$—	Not Used
Div 4	Total					$—
Div 5	Unit#05A- Structural Steel Package (United Steel)	1	LS	$20,000.00	$—	$20,000.00
Div 5	Unit #05A - Generator Dunnage Modifications (United Steel)	1	LS	$5,300.00	$—	$5,300.00
Div 5	Total					$25,300.00
Div 6	Unit#06A- Millwork Package (Bonito Group)	1	LS	$9,947.00	$—	$9,947.00
Div 6	Total					$9,947.00
Div 7	Unit#07A- Roofing Package (Aspetuck Roofing)	1	LS	$13,780.00	$—	$13,780.00
Div 7	Temp. Patching and Repair of Roofing System	32	HR.	$55.00	$400.00	$2,160.00
Div 7	WT - Independent Roofing Consultant	1	LS	$1,500.00	$—	$1,500.00
Div 7	Plaster Ceiling Patching for Fire Rating	7,500	SF	$0.75		$5,625.00
Div 7	Total					$23,065.00
Div 8	Unit #08A - Doors/Frames/Hardware (Arch. Hardware)	1	LS	$20,186.00	$—	$20,186.00
Div 8	Unit #08A - D/F/H per Revised Drawings	-1	LS	$1,832.00	$—	$(1.632.00)
Div 8	Unit #08B - Glass & Glazing (Anderson Glass)	1	LS	$3,437.00	$—	$3,437.00
Div 8	Unit #08B - Glass & Glazing per Revised Drawings	-1	LS	$1,348.00		$(1,348.00)
Div 8	Total					$21,991.00
Div 9	Unit #09A - Drywall/Carpentry/ACT Package (NHP)	1	LS	$78,786.00	$—	$78,786.00
Div 9	Laminate/Modify Sheetrock at Window Sills	16	HR.	$65.00	$350.00	$1,390.00
Div 8	Unit#09B - Painting Package (Giaondl)	1	LS	$8,029.50	$—	$8,030.00
Div 9	Unit #09C - Flooring Package (Spectrum)	1	LS	$19,869.00	$—	$19,869.00
Div 9	Unlt#09D - Epoxy Flooring (EPF)	1	LS	$42,628 00	$—	$42,628.00
Div 9	Forbo vinyl sheet flooring for room 110 per RFI # 012	1	LS	$1,800.00	$—	$1,800.00
Div 9	Total					$152,503.00

The Whiting-Turner Contracting Company	Achillion Pharmaceuticals
2nd Floor Expansion
Guaranteed Maximum Price Submission

Div 10	Fire Extinguishers & Cabinets	2	EA	$425.00	$—	$850.00
Div 10	Corner Guards	14	EA	$100.00	$—	$1,400.00
Div 10	Wall Guards (Can’t Find on Drawings)	0	ALLW	$—	$—	$—
Div 10	Total					$2,250.00
Div 11	Fume Hoods (New England Lab)	1	LS	$118,400.00	$—	$118,400.00
Div 11	Lab Shelving System (In Casework Pkg.)	1	LS	$—	$—	$—
Div 11	Glass Washer (Lancer by DBTS) Upgraded Model	1	LS	$33,803.40	$—	$33,803.40
Div 11	Cylinder Restraints (In Fume Hood Pkg.)	1	LS	$—	$—	$—
Div 11	Epoxy Tops for Workplace Furniture (New England Lab)	1	ALLW	$—	$—	$—
Div 11	Projection Screen (Manual)	1	LS	$400.00	$—	$400.00
Div 11	Workplace Furniture (Laboratory Interiors)	1	LS	$93,136.90	$—	$93,136.90
Div 11	Total					$245,740.00
Div 12	Draperies Package (Draperies, Inc.)	1	LS	$1,961.00	$—	$1,961.00
Div 12	Draperies Package (Convert From Horiz. to Vertical)	1	ALLW	$1,500.00	$—	$1,500.00
Div 12	Office Furniture & Support Carrel Package	1	LS	$—	$—	By Owner
Div 12	Metal Casework w/ Epoxy Tops (New England Lab)	1	LS	$40,800.00	$—	$40,800.00
Div 12	Total					$44,261.00
Div 13	Fire Alarm	0	LS	$—	$—	In Div #16
Div 13	Total					$—
Div 14	NOT USED	0	LS	$—	$—	NOT USED
Div 14	Total					$—
Div 15	Unit #15A - Plumbing Package (Superior)	1	LS	$150,000.00	$—	$150,000.00
Div 15	Unit #15A - Plumbing Package per Revised Drawings	1	ALLW	$14,000.00	$—	$14,000.00
Div 15	Unit #15B - HVAC Package (Superior)	1	LS	$746,000.00	$—	$746,000.00
Div 15	Unit #15B - HVAC Package per Revised Drawings	1	ALLW	$4,000.00	$—	$4,000.00
Div 15	Unit #15C - Fire Protection Package (Advanced)	1	LS	$22,276.00	$—	$22,276.00
Div 15	Unit #15C - Fire Protection Package Per Revised Drawings	1	LS	$—	$—	$—
Div 15	Misc. Sprinkler Relocation	1	ALLW	$4,000.00	$—	$4,000.00
Div 15	Total					$940,276.00
Div 16	Unit #16A - Electrical Package (Paul Dinto Electrical)	1	LS	$209,000.00	$—	$209,000.00
Div 16	Unit #16A - Electrical Package per Revised Drawings	1	LS	$4,682.00	$—	$4,682.00
Div 16	Tele/Data Contract (Data-Tel)	1	LS	$18,470.00	$—	$18,470.00
Div 16	Tele/Data Contract (Data-Tel) Contingency	1	ALLW	$1,850.00	$—	$1,850.00
Div 16	Security Contract (Sonitrol)	1	LS	$12,050.00	$—	$12,050.00
Div 16	Security Contract (Sonitrol) Contingency	1	ALLW	$1,205.00	$—	$1,205.00
Div 16	Delete Electrical Permit	-1	LS	$3,506.00	$—	$(3,506.00)
Div 16	Final Connections for Fume Hood Receptacles	16	EA	$150.00	$—	$2,400.00
Div 16	Misc. Electrical (Temporary Power)	1	LS	$1,875.00	$—	$1,875.00
Div 16	Total					$248,026.00

Activity ID	Activity Description	Orig Dur	Early Start	Early Finish
2	Tenant Signs off on DD Drawings	5	17OCT01A	23OCT01A
3	DD Issued for Construction / Bid	32	24OCT01A	03JAN02A
6	Assemble Bid List	8	03JAN02A	14JAN02A
5	100% CD Set Issued	3	17JAN02A	18JAN02A
1	DD Drawings to Tenant	14		03JAN02A
4	Tenant Signs off on CD Set w/ Final Comments	2	25JAN02A	28JAN02A
110	Develop Bid Package	3	25JAN02A	29JAN02
140	Bid Period	13	01FEB02	19FEB02
130	Site Walkthrough	1	14FEB02*	14FEB02
160	Bids Due	0		19FEB02
170	WT Reviews Bid / Issues GMP	5	20FEB02	26FEB02
190	GMP Review Meeting	1	27FEB02	27FEB02
191	Owner GMP Review	2	28FEB02	01MAR02
180	Owner Issues Contract	3	04MAR02	06MAR02
200	Trade Contract Negotiation / Award	10	07MAR02	20MAR02
210	WT Pull Building Permit	10	07MAR02	20MAR02
220	Submittal Period	20	18MAR02	12APR02
291	Prep Floor Slab	7	25MAR02	02APR02
290	Architectual Rough-in	35	01APR02*	17MAY02
301	Ductwork Installation	25	04APR02	08MAY02
270	Procure Frames	30	08APR02	17MAY02
250	Procure Electrical Equipment	35	08APR02	24MAY02
280	Cold Room Procurement	40	08APR02	31MAY02
230	Procure Mechanical Equipment	45	08APR02	07JUN02
240	Procure Casework / Fume Hoods	50	08APR02	14JUN02
260	Procure Doors	50	08APR02	14JUN02
300	Mechanical Rough-In	25	10APR02	14MAY02
292	Rough Wall Framing	15	15APR02	03MAY02

2001
DEC
JAN
2002
FEB
MAR
APR
MAY
JUN
AUG
DD Issued for Construction / Bid
Assemble Bid List
100% CD Set Issued
DD Drawings to Tenant
Tenant Signs off on CD Set w/ Final Comments
Develop Bid Package
Bid Period
Site Walkthrough
Bids Due
WT Reviews Bid / Issues GMP
GMP Review Meeting
Owner GMP Review
Owner Issues Contract
Trade Contract Negotiation / Award
WT Pull Building Permit
Submittal Period
Prep Floor Slab
Architectual Rough-In
Ductwork Installation
Procure Frames
Procure Electrical Equipment
Cold Room Procurement
Procure Mechanical Equipment
Procure Casework / Fume Hoods
Procure Doors
Mechanical Rough-In
Rough Wall Framing

Start Date 27SEP01
Finish Date 16AUG02
Data Date 29JAN02
Run Date 28JAN02 13:47

Early Bar
Progress Bar
Critical Activity

BID1 Sheet 1 of 2

The Whiting-Turner Contracting Company

Achillion Pharmaceuticals - 2nd Floor

Conceptual (BASELINE) Schedule

WHITING-TURNER

Date	Revision	Checked	Approved
28JAN0	Update Progress	WJW	WJW

Activity ID	Activity Description	Orig Dur	Early Start	Early Finish
251	Procure Electrical Generator	40	15APR02	07JUN02
231	Procure Air Handling Equipment	50	15APR02	21JUN02
252	Procure Light Fixtures	50	15APR02	21JUN02
310	Electrical Rough-in	25	24APR02	28MAY02
293	Drywall Installation	20	01MAY02	28MAY02
294	Install Ceiling Grid	10	20MAY02	31MAY02
297	Install Door Frames	10	20MAY02	31MAY02
350	Electrical Equipment Installation	12	27MAY02	11JUN02
295	Paint	10	30MAY02	12JUN02
351	Install Electrical Generator	5	10JUN02	14JUN02
320	Architectual Finishes	20	10JUN02	05JUL02
340	Mechanical Equipment Installation	20	10JUN02	05JUL02
296	Flooring	10	13JUN02	26JUN02
298	Install Doors, Frames, HDWR	10	17JUN02	28JUN02
330	Casework Installation	20	17JUN02	12JUL02
341	Install Air Handling Equipment	10	24JUN02	05JUL02
361	Install Light Fixtures	10	24JUN02	05JUL02
371	Install Grilles and Diffusers	10	01JUL02	12JUL02
380	Owner Furnished Furniture / Equipment Installed	10	08JUL02	19JUL02
370	Mechanical Finishes	15	01JUL02	19JUL02
360	Electrical Finishes	10	08JUL02	19JUL02
362	Electrical Trim-Out	5	15JUL02	19JUL02
390	Substantial Completion/Certificate of	0		19JUL02
430	Complete Fit-up of Additional Laboratory Space	8	22JUL02	31JUL02
400	Financial Closeout	20	22JUL02	16AUG02
410	Punchlist	10	01AUG02	14AUG02
420	Project Completion	0		16AUG02

2001
2002
N DEC JAN FEB MAR APR MAY JUN JUL AUG
Procure Electrical Generator
Procure Air Handling Equipmen
Procure Light Fixtures
Electrical Rough-in
Drywall Installation
Install Ceiling Grid
Install Door Frames
Electrical Equipment Installation
Paint
Install Electrical Generator
Architectual Finishes
Mechanical Equipment Installation
Flooring
Install Doors, Frames, HDWR
Casework Installation
Install Air Handling Equipment
Install Light Fixtures
Install Grilles and Diffusers
Owner Furnished Furniture / Equipment Installed
Mechanical Finish
Electrical Finishes
Electrical Trim-Ou
Substantial Completion/Certificate of Occupancy
Complete Fit-up of Additional Laboratory Space
Financial Closeout
Punchlist
Project Completion

Start Date 27SEP01
Finish Date 16AUG02
Data Date 29JAN02
Run Date 28JAN02 13:47

Early Bar
Progress Bar
Critical Activity

BID1

Sheet 2 of 2

The Whiting-Turner Contracting Company

Achillion Pharmaceuticals - 2nd Floor

Conceptual (BASELINE) Schedule

WHITING-TURNER

Date	Revision	Checked	Approved
28JAN0	Update Progress	WJW	WJW

Exhibit C.1

APPLICATION AND CERTIFICATE FOR PAYMENT AIA DOCUMENT G702 (Instructions on reverse side) PAGE ONE OF PAGES

TO OWNER:	PROJECT:	APPLICATION NO.:	Distribution to:

		PERIOD TO:	☐ OWNER

		PROJECT NOS.:	☐ ARCHITECT

☐ CONTRACTOR

FROM CONTRACTOR:	VIA ARCHITECT:	CONTRACT DATE:	☐

☐

CONTRACT FOR:

CONTRACTOR’S APPLICATION FOR PAYMENT

Application is made for payment, as shown below, in connection with the Contract. Continuation Sheet, AIA Document G703, is attached.

1. ORIGINAL CONTRACT SUM	$

2. Net change by Change Orders	$

3. CONTRACT SUM TO DATE (Line 1 ± 2)	$

4. TOTAL COMPLETED & STORED TO DATE	$
(Column G on G703)

5. RETAINAGE:
a. % of Completed Work	$
(Columns D + E on G703)

b. % of Stored Material	$
(Column F on G703)
Total Retainage (Line 5a + 5b or
Total in Column I of G703)	$

6. TOTAL EARNED LESS RETAINAGE	$
(Line 4 less Line 5 Total)

7. LESS PREVIOUS CERTIFICATES FOR PAYMENT
(Line 6 from prior Certificate)	$

8. CURRENT PAYMENT DUE	$

9. BALANCE TO FINISH, INCLUDING RETAINAGE
(Line 3 less Line 6)	$

CHANGE ORDER SUMMARY	ADDITIONS	DEDUCTIONS
Total changes approved in previous months by Owner
Total approved this Month
TOTALS
NET CHANGES by Change Order

The undersigned Contractor certifies that to the best of the Contractor’s knowledge, information and belief the Work covered by this Application for Payment has been completed in accordance with the Contract Documents, that all amounts have been paid by the Contractor for Work for which previous Certificates for Payment were issued and payments received from the Owner, and that current payment shown herein is now due.

CONTRACTOR:

By:	Date:

State of:

County of:

Subscribed and sworn to before

me this                     day of

Notary Public:

My Commission expires:

ARCHITECT’S CERTIFICATE FOR PAYMENT

In accordance with the Contract Documents, based on on-site observations and the data comprising this application, the Architect certifies to the Owner that to the best of the Architect’s knowledge, information and belief the Work has progressed as indicated, the quality of the Work is in accordance with the Contract Documents, and the Contractor is entitled to payment of the AMOUNT CERTIFIED.

AMOUNT CERTIFIED	$

(Attach explanation if amount certified differs from the amount applied for. Initial all figures on this Application and on the Continuation Sheet that are changed to conform to the amount certified.)

ARCHITECT:

By:	Date:

This Certificate is not negotiable. The AMOUNT CERTIFIED is payable only to the Contractor named herein. Issuance, payment and acceptance of payment are without prejudice to any rights of the Owner or Contractor under this Contract.

AIA DOCUMENT G702 • APPLICATION AND CERTIFICATE FOR PAYMENT •1992 EDITION • AIA® • ©1992 • THE AMERICAN INSTITUTE OF ARCHITECTS. 1735 NEW YORK AVENUE, N.W., WASHINGTON, D.C 20006-5292 • WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution.	G702-1992

CAUTION: You should use an original AIA document which has this caution printed in red. An original assures that changes will not be obscured as may occur when documents are reproduced.